                                 UNITED STATES                 FILE NO. 33-47287
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549             FILE NO. 811-6637

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    Pre-Effective Amendment No.                                              | |
                                ------

    Post Effective Amendment No.   19                                        |X|
                                 ------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              | |


    Amendment No.   20                                                       |X|
                  ------

                               THE BRINSON FUNDS
                               =================
              (Exact name of Registrant as Specified in Charter)

209 South LaSalle Street
Chicago, Illinois                                                     60604-1295
-----------------                                                     ----------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, including Area Code                  312-220-7100
                                                                    ------------

                               The Brinson Funds
                           209 South LaSalle Street
                         Chicago, Illinois 60604-1295
                         ----------------------------
                    (Name and Address of Agent for Service)

COPIES TO:                    Bruce G. Leto, Esq.
                    Stradley, Ronon, Stevens & Young, LLP
                           2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICAL AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:

| |  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)

|X|  ON SEPTEMBER 25, 1997,  PURSUANT TO PARAGRAPH (b)

| |  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)

| |  ON (DATE) PURSUANT TO PARAGRAPH (a)(1)
        ------

| |  75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)

| |  ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485.
        ------

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

| | THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

     Registrant has previously registered an indefinite number of shares of beneficial interest of The Brinson Funds under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940, as amended. Registrant filed a Notice pursuant to Rule 24f-2 for the fiscal period ended June 30, 1997 on August 29, 1997.
================================================================================

                                               THE BRINSON FUNDS
                                  Cross Reference Sheet Pursuant to Rule 481b

FORM N-1A ITEM                                           CAPTION IN PROSPECTUSES
                                                         -----------------------

     PART A  INFORMATION REQUIRED IN A PROSPECTUS
     ------  ------------------------------------

     1.      Cover Page                                    Cover Page

     2.      Synopsis                                      Annual Fund Operating Expenses

     3.      Condensed Financial Information               Financial Highlights

     4.      General Description of Registrant             Description of the Funds; Investment Objectives and Policies;
                                                           Investment Considerations and Risks; Appendix A

     5.      Management of the Fund                        Management of the Trust-Portfolio Management; Administration of the
                                                           Trust; General Information

     5A.     Management's Discussion of                    (Included in Annual Report to Shareholders)
             Fund Performance

     6.      Capital Stock and Other Securities            General Information; Dividends, Distributions, and Taxes;

     7.      Purchase of Securities Being Offered          Purchase of Shares; Account Options; Exchange of Shares; Distribution
                                                           Plan;* Net Asset Value

     8.      Redemption or Repurchase                      Redemption of Shares

     9.      Legal Proceedings                             Not Applicable

     PART B  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
     ------  -------------------------------------------------------------

     10.     Cover Page                                    Cover Page

     11.     Table of Contents                             Table of Contents

     12.     General Information and History               Not Applicable

     13.     Investment Objectives and Policies            Investment Strategies; Investment Restrictions; Portfolio
                                                           Transactions and Brokerage Commissions

     14.     Management of the Registrant                  Management of the Trust; Trustees and Officers; and Compensation Table

     15.     Control Persons and Principal Holders of      Control Persons and Principal Holders of Securities
               Securities

     16.     Investment Advisory and Other Services        Investment Advisory and Other Services

     17.     Brokerage Allocation and Other Practices      Portfolio Transactions and Brokerage Commissions
==================================================================================================================

-------------------
*This caption and section is not included in prospectus for the Brinson
Funds-Class I shares.
                                                                                                            PAGE 2


     18.     Capital Stock and Other Securities            Shares of Beneficial Interest

     19.     Purchase, Redemption and Pricing of           Purchases; Redemptions
             Securities Being Offered

     20.     Tax Status                                    Redemptions-Taxation

     21.     Underwriters                                  Investment Advisory and Other Services-Underwriter

     22.     Calculations of Performance Data              Performance Calculations

     23.     Financial Statements                          Financial Statements

     PART C  OTHER INFORMATION
     ------  -----------------

             Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part
             C to this Registration Statement.

========================================================================================================================

                                                                                                                  PAGE 3

                          LOGO       THE BRINSON FUNDS

                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS

                            SEPTEMBER 25, 1997

  This Prospectus describes the BRINSON FUND-CLASS N SHARES of the investment portfolios offered by The Brinson Funds (the "Trust"). The Trust is an open-end management investment company advised by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"), which currently offers seven distinct investment portfolios: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund (each a "Series" and collectively, the "Series"). Each Series offers three separate classes of shares-the Brinson Fund-Class N, the Brinson Fund-Class I and the SwissKey Fund class. The Brinson Fund-Class N shares of the Series are referred to herein as the: Brinson Global Fund, Brinson Global Equity Fund, Brinson Global Bond Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund, Brinson U.S. Bond Fund and Brinson Non-U.S. Equity Fund (each a "Fund" and collectively, the "Brinson Funds" or "Funds"). This Prospectus pertains only to the Brinson Fund-Class N shares, which do not have a sales load, but are subject to annual 12b-1 plan expenses. The Brinson Fund-Class I shares, which are designed primarily for institutional investors, do not have a sales load and are not subject to annual 12b-1 plan expenses. Further information relating to the Brinson Fund-Class I shares may be obtained by calling 1-800-448-2430. The SwissKey Fund class shares do not have a sales load, but have slightly higher Rule 12b-1 fees and a lower minimum investment requirement. Further information relating to the SwissKey Fund class shares may be obtained by calling 1-800-SWISSKEY.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in the Class N shares of any of the Brinson Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Funds and the other classes of shares of the Trust's investment portfolios is contained in the Statement of Additional Information dated September 25, 1997, as amended from time to time, which has been filed with the U.S. Securities and Exchange Commission and is available upon request and without charge from the Trust at the addresses and telephone numbers below. The Statement of Additional Information is incorporated by reference into this Prospectus. The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Trust and each of the Series is maintained electronically with the U.S. Securities and Exchange Commission at its Internet Web site (http://www.sec.gov).

  AN INVESTMENT IN ANY OF THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. AN INVESTMENT IN ANY SERIES INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UNDERWRITER:                              ADVISOR:
Funds Distributor, Inc.                   Brinson Partners, Inc.
60 State Street                           209 South LaSalle Street
Suite 1300                                Chicago, IL 60604-1295
Boston, MA 02109                          1-800-448-2430
1-800-448-2430

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Annual Fund Operating Expenses.............................................   3
Description of the Funds...................................................   5
Investment Objectives and Policies.........................................   5
  Global Fund..............................................................   5
  Global Equity Fund.......................................................   6
  Global Bond Fund.........................................................   6
  U.S. Balanced Fund.......................................................   7
  U.S. Equity Fund.........................................................   7
  U.S. Bond Fund...........................................................   7
  Non-U.S. Equity Fund.....................................................   8
Investment Considerations and Risks........................................   8
Management of the Trust....................................................  11
Portfolio Management.......................................................  12
Administration of the Trust................................................  13
Purchase of Shares.........................................................  14
Account Options............................................................  16
Redemption of Shares.......................................................  16
Net Asset Value............................................................  19
Distribution Plan..........................................................  20
Dividends, Distributions and Taxes.........................................  21
General Information........................................................  23
Performance Information....................................................  24
Appendix A.................................................................  26

  THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

BRINSON FUND-CLASS N SHARES

                                                                                           TOTAL FUND
                                                                                       OPERATING EXPENSES
                            MANAGEMENT FEES       12B-1         OTHER EXPENSES      (AFTER FEE WAIVER AND/OR
                         (AFTER FEE WAIVER)/1/ EXPENSES/2/ (AFTER REIMBURSEMENT)/3/  EXPENSE REIMBURSEMENT)
                         --------------------- ----------- ------------------------ ------------------------
Brinson Global Fund.....         0.80%            0.25%             0.19%                    1.24%
Brinson Global Equity
 Fund...................         0.55%            0.25%             0.45%                    1.25%
Brinson Global Bond
 Fund...................         0.33%            0.25%             0.57%                    1.15%
Brinson U.S. Balanced
 Fund...................         0.62%            0.25%             0.18%                    1.05%
Brinson U.S. Equity
 Fund...................         0.61%            0.25%             0.19%                    1.05%
Brinson U.S. Bond Fund..         0.00%            0.25%             0.60%                    0.85%
Brinson Non-U.S. Equity
 Fund...................         0.80%            0.25%             0.20%                    1.25%

----------

/1/Pursuant to the terms of the Investment Advisory Agreements between the Trust on behalf of each Series and the Advisor, the Advisor is entitled to receive a monthly fee at the following annual rates for each of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund: 0.80%, 0.80%, 0.75%, 0.70%, 0.70%, 0.50% and 0.80%, respectively. Brinson Partners has agreed irrevocably to waive its fees and reimburse certain expenses so that total operating expenses, with the exception of 12b-1 expenses, of the Brinson Global Fund, Brinson Global Equity Fund, Brinson Global Bond Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund, Brinson U.S. Bond Fund and Brinson Non-U.S. Equity Fund will never exceed 1.10%, 1.00%, 0.90%, 0.80%, 0.80%, 0.60% and 1.00%, respectively. Absent these fee waivers and expense reimbursements, the total operating expenses for the Brinson Fund-Class N shares of the Series for the fiscal year ended June 30, 1997 would have been 1.50% - Global Equity Fund, 1.57% - Global Bond Fund, 1.13% - U.S. Balanced Fund, 1.14% - U.S. Equity Fund and 1.90% - U.S. Bond Fund.

/2/For purposes of this Table, "12b-1 Expenses" is comprised of an asset-based sales charge of 0.25% of average daily net assets of each Series. See "Distribution Plan."

/3The/Brinson Fund-Class N shares commenced operations on June 30, 1997.
  Therefore, for the purpose of the table above, "Other Expenses" for the Brinson Fund-Class N shares of a Fund are based on the operating expenses for the Brinson Fund-Class I and SwissKey Fund class shares of the same Fund for the fiscal year ended June 30, 1997.

  Pursuant to rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Brinson Funds may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD. This amount also includes service fees.

EXAMPLE: Based on the level of expenses listed above after fee waivers and reimbursements, the total expenses relating to an investment of $1,000 would be as follows assuming a 5% annual return and redemption at the end of each time period.

NAME OF FUND                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------                                     ------ ------- ------- --------
Brinson Global Fund.............................  $13     $39     $68     $150
Brinson Global Equity Fund......................  $13     $40     $69     $151
Brinson Global Bond Fund........................  $12     $37     $63     $140
Brinson U.S. Balanced Fund......................  $11     $33     $58     $128
Brinson U.S. Equity Fund........................  $11     $33     $58     $128
Brinson U.S. Bond Fund..........................  $ 9     $27     $47     $105
Brinson Non-U.S. Equity Fund....................  $13     $40     $69     $151

  The foregoing table is designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

-------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

-------------------------------------------------------------------------------

DESCRIPTION OF THE FUNDS

  The investment objective of each Series is fundamental and may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Series, as defined in the Investment Company Act of 1940, as amended (the "Act"). Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Series' investment policies are not fundamental and may be changed without shareholder approval. There can be no assurance that a Series will achieve its investment objective.

  None of the Series intends to concentrate its investments in a particular industry. None of the Series intends to issue senior securities as defined in the Act, except that each Series may engage in borrowing activities as defined in Appendix A and in the Statement of Additional Information. Each Series' investment objective and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act).

INVESTMENT OBJECTIVES AND POLICIES

GLOBAL FUND

INVESTMENT OBJECTIVE

  The Global Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity, debt and money market securities in domestic and foreign markets, and the Series may invest in other open-end investment companies advised by Brinson Partners. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Consideration and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across global equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the Global Securities Markets Index (the "Global Benchmark"), which is compiled by Brinson Partners.

  The Global Benchmark consists of eight distinct asset classes representing the primary wealth-holding public securities markets. These asset classes are U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash equivalents. Each asset class is represented in the Global Benchmark by an index compiled by an independent data provider. In order to compile the Global Benchmark, the Advisor determines current relative market capitalizations in the world markets (U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash) and then weights each relevant index. Based on this weighting, the Advisor determines the return of the relative indices, applies the index weighting and then determines the return of the Global Benchmark. From time to time, the Advisor may substitute an equivalent index within a given asset class when it believes that such index more accurately reflects the relevant global market.

  Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in equity markets listed in the Morgan Stanley Capital International ("MSCI") World Equity (Free) Index. The Series will primarily invest in fixed income markets listed in the Salomon Brothers World Government Bond Index. The Series may invest up to 10% of its net assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets.

GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE

  The Global Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity securities that are traded on both domestic and foreign stock exchanges or, in the case of domestic stocks, in the over-the-counter market. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing an active asset allocation strategy across global equity markets, active management of currency exposures and active security selection within each market. The benchmark for the Series is the MSCI World Equity (Free) Index (the "Global Equity Benchmark"). The Global Equity Benchmark is a market driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. The Global Equity Benchmark is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. Although it may invest anywhere in the world, it is expected that the Series' assets will primarily be invested in equity markets listed in the Global Equity Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global market.

GLOBAL BOND FUND

INVESTMENT OBJECTIVE

  The Global Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in debt securities with an initial maturity of more than one year of issuers in at least three countries, one of which may be the United States. The Series seeks to achieve this objective by investing primarily in debt securities that may also provide the potential for capital appreciation. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The Series is a non-diversified portfolio as described in "Investment Considerations and Risks-Non-Diversified Status" below.

  The benchmark for the Series is the Salomon Brothers World Government Bond Index (the "Global Bond Benchmark"). The Global Bond Benchmark is a market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. governments, governmental entities and supranationals. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in fixed income markets listed in the Global Bond Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global fixed income securities market.

U.S. BALANCED FUND

INVESTMENT OBJECTIVE

  The U.S. Balanced Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. In seeking to achieve its investment objective, the Series attempts to control risk. Under normal circumstances, the Series will invest at least 25% of its net assets in fixed income securities. The Series may utilize a wide range of equity, debt and money market securities. The Series may also invest in equity securities, including warrants, preferred stock and securities convertible into equity securities. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. It is not the policy of the Series to take unreasonable risks to obtain speculative or aggressively high returns.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across U.S. equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the U.S. Balanced Index (the "U.S. Balanced Benchmark"), which is compiled by Brinson Partners. The U.S. Balanced Benchmark represents a fixed composite of 65% Wilshire 5000 Index, 30% Salomon Brothers Broad Investment Grade Bond Index and 5% 30-day Treasury Bill Index. From time to time, the Advisor may substitute an equivalent index within a given asset class when the Advisor believes that such new index more accurately reflects the relevant U.S. market.

U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of U.S. companies. The Series is a diversified portfolio that seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as in the over-the-counter market. The Series may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Wilshire 5000 Index (the "U.S. Equity Benchmark"). The U.S. Equity Benchmark is a broad weighted index which includes all U.S. common stocks. The U.S. Equity Benchmark is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

U.S. BOND FUND

INVESTMENT OBJECTIVE

  The U.S. Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. As a matter of fundamental policy, under normal circumstances, the Series intends to invest at least 65% of its total assets in U.S. debt securities with an initial maturity of more than one year. The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in fixed income securities, which may also provide the potential for capital appreciation. The Series may also engage in futures and options transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series may invest in a broad range of fixed income securities, including debt securities of the U.S. government, together with its agencies and instrumentalities and the debt securities of U.S. corporations. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by Standard & Poor's Ratings Group ("S&P") or Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities. The Series may invest a portion of its assets in short-term debt securities (including repurchase and reverse repurchase agreements) of corporations, the U.S. government or its agencies or instrumentalities, and banks and finance companies.

  The benchmark for the Series is the Salomon Brothers Broad Investment Grade Bond Index (the "U.S. Bond Benchmark"). The U.S. Bond Benchmark is a market driven broad based index which includes U.S. bonds with over one year to maturity. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant fixed income securities market.

NON-U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The Non-U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, by investing primarily in the equity securities of non-U.S. issuers. Under normal conditions, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries other than the United States. In seeking to achieve its investment objective while controlling risk, the Series may invest in a wide range of equity securities, including: American, European and Global Depositary Receipts, common and preferred stock; debt securities convertible into or exchangeable for common stock; and securities such as warrants or rights that are convertible into common stock. The Series may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in the equity securities of non-U.S. issuers. The benchmark for the Series is the MSCI Non-U.S. Equity (Free) Index (the "Non-U.S. Equity Benchmark"). The Non-U.S. Equity Benchmark is a market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in the equity markets included in the MSCI Non-U.S. Equity (Free) Index.

INVESTMENT CONSIDERATIONS AND RISKS

  The following provides information about the types of instruments in which the Series may invest, strategies employed by Brinson Partners in its attempt to attain each Series' investment objective and a summary of related risks. Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain their investment objectives. A complete list of the Series' investment restrictions and more detailed information about the Series' investments are contained in Appendix A in this Prospectus, and in the Statement of Additional Information.

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND AND NON-U.S. EQUITY FUND) - Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. The Global Fund may invest in small market capitalization companies and in equity securities that are considered by the Advisor to be in their post-venture capital stage. These securities may have limited marketability, and therefore, may be more volatile. Fluctuations in the value of the Series' equity investments will affect the value of their shares and thus the Funds' total returns to investors.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND) - All fixed income securities are subject to two types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price and yield of fixed income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed income securities decline, and when interest rates fall, prices rise.

  FOREIGN SECURITIES AND CURRENCY CONSIDERATIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND) - Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Series' portfolios. Additionally, in some non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Series, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Series intend to diversify broadly among countries, but reserve the right to invest a substantial portion of their assets in one or more countries if economic and business conditions warrant such investments. Brinson Partners will take these factors into consideration in managing the Series' investments. Because the Series will keep their books and records in U.S. dollars, the Series will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended, and the applicable U.S. Treasury Regulations, so that generally any component of a gain or loss attributable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

  The U.S. dollar market value of the Series' investments and of dividends and interest earned by the Series may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Although the Series may attempt to manage currency exchange rate risks, there is no assurance that the Series will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Series increase their exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Series.

Similarly, if the Series decrease their exposure to a currency, and the currency's price rises, the Series will lose the opportunity to participate in the currency's appreciation. Each Series will manage currency exposures relative to the normal currency allocation and will consider return and risk of currency exposures relative to its respective Benchmark. In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

  There are additional risks inherent in investing in less developed countries which are applicable to the Global Fund. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries.

  Emerging markets countries such as those in which the Global Fund may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND) - To manage exposure to currency fluctuations, the Series may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options or futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Series will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Series to set aside liquid assets in a segregated custodial account to cover their obligations.

  FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS (ALL SERIES) - The Series may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. A derivative instrument is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The derivative instruments in which the Series may invest include the purchase and writing of options on securities (including index options) and options on foreign currencies, investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government securities, equity or fixed income securities ("futures contracts"), forward contracts and swaps and swap-related products such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors.

  The investment in futures, options, forward contracts, swaps and similar strategies by the Series will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Series to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Series could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Additional risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. A Series could experience losses if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower a Series' return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge). Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to a Series in the event of default by the other party to the contract. The loss from investing in futures transactions is potentially unlimited. A Series does not intend to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  Each Series may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. No Series will engage in derivative investments purely for speculative purposes. A Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio investments.

  Where not specified, investment limitations with respect to a Series' derivative instruments will be consistent with that Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative instruments permitted for the Series, including options, futures, forward contracts and applicable interest rate swaps, are described in greater detail in Appendix A in this Prospectus, and in the Statement of Additional Information.

  NON-DIVERSIFIED STATUS (GLOBAL BOND FUND ONLY) - The Global Bond Fund is classified as a "non-diversified" investment company under the Act, which means that the proportion of the Series' assets that may be invested in the securities of a single issuer is not limited by the Act. Since it may invest a larger portion of its assets in the securities of a single issuer than investment companies that are classified as diversified funds under the Act, an investment in the Global Bond Fund may be subject to greater fluctuations in value than an investment in a diversified fund.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  The Trust is a Delaware business trust. Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm, managing as of June 30, 1997, over $131.4 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of

Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Basel, London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is an indirect wholly-owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Brinson Partners also serves as the investment advisor to nine other investment companies: Brinson Relationship Funds, which includes fifteen investment portfolios (series); The Enterprise Group of Funds, Inc. - International Growth Portfolio; Enterprise Accumulation Trust - International Growth Portfolio; Fort Dearborn Income Securities, Inc.; The Hirtle Callaghan International Trust - The International Equity Portfolio; John Hancock Variable Series Trust I - International Balanced Portfolio; Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments; AON Funds - International Equity Fund; and The Republic Funds - Republic Equity Fund.

  Pursuant to its investment advisory agreements (the "Agreements") with the Trust on behalf of each Series, Brinson Partners is entitled to receive a monthly fee at various annual percentage rates of the Series' average daily net assets, as described below, for providing investment advisory services. Brinson Partners is responsible for paying its own expenses. Pursuant to the Agreements, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services during the fiscal year ended June 30, 1997, Brinson Partners was entitled to receive, under the Agreements, a monthly fee at an annual rate as follows of the average daily net assets of the Funds:

      Brinson Global Fund................................................. 0.80%
      Brinson Global Equity Fund.......................................... 0.80
      Brinson Global Bond Fund............................................ 0.75
      Brinson U.S. Balanced Fund.......................................... 0.70
      Brinson U.S. Equity Fund............................................ 0.70
      Brinson U.S. Bond Fund.............................................. 0.50
      Brinson Non-U.S. Equity Fund........................................ 0.80

  The fee payable to Brinson Partners by the Brinson Global, Brinson Global Equity and Brinson Non-U.S. Equity Funds is higher than the advisory fees paid by most other mutual funds, but is comparable to those of other mutual funds with similar investment objectives. The Advisor, however, has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses, with the exception of 12b-1 expenses, of the Brinson Global Fund-Class N, Brinson Global Equity Fund-Class N, Brinson Global Bond Fund-Class N, Brinson U.S. Balanced Fund-Class N, Brinson U.S. Equity Fund-Class N, Brinson U.S. Bond Fund-Class N and Brinson Non-U.S. Equity Fund-Class N will never exceed 1.10%, 1.00%, 0.90%, 0.80%, 0.80%, 0.60% and 1.00%, respectively.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  Funds Distributor, Inc. ("FDI"), 60 State Street, Suite 1300, Boston, MA 02109, was engaged pursuant to an agreement dated February 5, 1997, for the limited purpose of acting as underwriter to facilitate the filing of notices regarding sale of the shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

ADMINISTRATIVE, ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN SERVICES

  The Trust, on behalf of each Series, has entered into a Multiple Services Agreement (the "Services Agreement") with Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201 ("MSTC"), pursuant to which MSTC is required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Series, including the coordination and monitoring of any third party service providers.

  MSTC provides custodian services for the securities and cash of the Series. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made plus a per transaction fee for transactions during the period and out-of-pocket expenses.

  As authorized under the Services Agreement, MSTC has entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to the Series. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. Subject to the supervision of the Board of Trustees of the Trust, MSTC supervises and monitors such services provided by CGFSC.

  Pursuant to the CGFSC Agreement, CGFSC provides:

    (1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to investors, registration statements and other documents; and responding to Investor inquiries;

    (2) accounting and portfolio valuation services, including the daily calculation of the Fund's net asset value and the preparation of certain financial statements; and

    (3) transfer agency services, including the maintenance of each investor's account records, responding to investors' inquiries concerning accounts, processing purchases and redemptions of the Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions. Shareholder inquiries should be made to the transfer agent at 1-800-448-2430.

  Also as authorized under the Services Agreement, MSTC has entered into a sub-administration agreement (the "FDI Agreement") with FDI under which FDI provides administrative assistance to the Series with respect to (i) regulatory matters, including regulatory developments and examinations, (ii) all aspects of the Series' day-to-day operations, (iii) office facilities, clerical and administrative services, and (iv) maintenance of books and records.

  For its administrative, accounting, transfer agency and custodian services, MSTC receives the following as compensation from the Trust on an annual basis:
0.0025% of the average daily U.S. assets of the Trust; 0.0525% of the average daily non-U.S. assets of the Trust; 0.3250% of the average daily emerging markets equity assets of the Trust; and 0.019% of the average daily emerging markets debt assets of the Trust. MSTC receives an additional fee of 0.075% of the average daily net assets of the Trust for administrative duties, the latter subject to the expense limitation applicable to the Trust. No fee (asset based or otherwise) is charged on any investments made by any fund into any other fund sponsored or managed by the Advisor and assets of a fund that are invested in another investment company or series thereof sponsored or managed by the Advisor will not be counted in determining the 0.075% administrative duties fee or the applicability of the expense limitation on such fee. The foregoing fees include all out-of-pocket expenses or transaction charges incurred by MSTC and any third party service provider in providing such services. Pursuant to the CGFSC Agreement and the FDI Agreement, MSTC pays CGFSC and FDI, respectively, for the services that CGFSC and FDI provide to MSTC in fulfilling MSTC's obligations under the Services Agreement.

INDEPENDENT AUDITORS

  Ernst & Young LLP, Chicago, Illinois, are the independent auditors of the Trust.

PURCHASE OF SHARES

  Shares of the Funds may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent. There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Brinson Fund-Class N shares or any Series. The Funds will not accept a check endorsed over by a third-party. The minimum initial investment for Fund shares is $1,000,000. The minimum initial investment for Individual Retirement Accounts ("IRAs") is $2,000. The Trust reserves the right to vary the initial investment minimum and impose minimums for additional investments in any of the Funds at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor.

  The Brinson Funds may be purchased through broker-dealers having sales agreements with FDI, or through financial institutions having agency agreements with FDI. There is no sales load or charge in connection with the purchase of shares. The Brinson Fund-Class N shares, however, are subject to annual 12b-1 plan expenses of 0.25% of the Funds' average daily net assets of such shares.

  The Brinson Fund-Class N shares may also be marketed directly through the offices of Swiss Bank. Swiss Bank has been providing investment advisory services since its formation in 1872. Through its branches and subsidiaries, Swiss Bank conducts securities research, provides investment advisory services and manages mutual funds in major cities throughout the world, including Amsterdam, Basel, Geneva, Frankfurt, Hong Kong, London, Luxembourg, Monte Carlo, New York, Paris, Singapore, Sydney, Tokyo, Toronto and Zurich.

  Purchase orders for shares of the Funds which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Funds' net asset values per share are calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Funds received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

  Under certain circumstances, the Trust has entered into one or more agreements (each, a "Sales Agreement") with brokers, dealers or financial institutions (each, an "Authorized Dealer") under which the Authorized Dealer may directly, or through intermediaries that the Authorized Dealer is authorized to designate under the Sales Agreement (each, a "Sub-designee"), accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase order when the Authorized Dealer or Sub-designee accepts the purchase order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Funds may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

PURCHASES MAY BE MADE IN ONE OF THE FOLLOWING WAYS:

                               INITIAL INVESTMENT                 SUBSEQUENT INVESTMENTS
                         -------------------------------      -------------------------------
                         MINIMUM $1,000,000
BY MAIL                  . Complete and sign the Account      . Make your check payable
                          Application accompanying this        to "Brinson        Fund- Class
                          Prospectus.                          N."
                         . Make your check payable to         . Enclose the remittance
                          "Brinson        Fund- Class          portion of
                          N."                                  your account statement and
                                                               include
                                                               the amount of investment, the
                                                               account name and number.
                         . Mail to the address indicated      . Mail to the address indicated
                          on                                   on
                          the Account Application.             your account statement or
                                                               enclose
                                                               in the envelope provided.
BY WIRE                  . Call 1-800-448-2430 to
                          arrange for a wire
                          transaction.
                         . Wire federal funds within 24       . Wire federal funds to:
                          hours to:                            THE CHASE MANHATTAN BANK
                          THE CHASE MANHATTAN BANK             ABA#021000021
                          ABA#021000021                        DDA#9102-783504
                          DDA#9102-783504                      FOR: "BRINSON       FUND-CLASS
                          FOR: "BRINSON       FUND-CLASS       N" AND INCLUDE YOUR NAME AND
                          N" AND INCLUDE YOUR NAME AND         ACCOUNT NUMBER.
                          NEW ACCOUNT NUMBER.
                         . Complete and sign the Account
                          Application and mail to the
                          address
                          indicated on the Account
                          Application immediately
                          following the initial wire
                          transaction.
BY TELEPHONE             . Call 1-800-448-2430 to             . Call 1-800-448-2430 to
                          arrange for a telephone              arrange for a telephone
                          transaction.                         transaction.
PURCHASING BY EXCHANGES  . You may open a new account         . You may purchase additional
                          for a Series of the Trust by         shares of a Series of the
                          making an exchange from an           Trust by making an exchange
                          existing Brinson Fund-Class N        from an existing Brinson Fund-
                          account of any other Series of       Class N account of any other
                          the Trust. Exchanges may be          Series of the Trust. Exchanges
                          made by mail or telephone.           may be made by mail or
                          Call 1-800-448-2430 for              telephone. Call 1-800-448-2430
                          assistance.                          for assistance.
AUTOMATICALLY            . Please refer to "Automatic         . Please refer to "Automatic
                          Investment Plan" under               Investment Plan" under
                          "Account Options" or call 1-         "Account Options" or call 1-
                          800-448-2430 for assistance.         800-448-2430 for assistance.

ACCOUNT OPTIONS

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at 1-800-448-2430.

        ACCOUNT OPTIONS                          INSTRUCTIONS
 ------------------------------ -----------------------------------------------
 AUTOMATIC INVESTMENT PLAN      . You may have money deducted directly
                                  from your checking, savings or bank
                                  money market accounts for investment in
                                  the Funds each month or quarter.
                                . Complete the Automatic Investment Plan
                                  section on the Account Application
                                  accompanying this Prospectus and mail
                                  it to the address indicated.
                                . The account must be opened first with
                                  the initial $1,000,000 minimum
                                  investment pursuant to the Automatic
                                  Investment Plan.
                                . The account designated will be debited
                                  in the specified amount, on the date
                                  indicated, and Fund shares will be
                                  purchased. The Trust may alter or
                                  terminate the Automatic Investment Plan
                                  at any time.
 SYSTEMATIC WITHDRAWAL PLAN     . A shareholder with a minimum account of
                                  $1,000,000 may direct the transfer
                                  agent to send the shareholder (or
                                  anyone the shareholder designates)
                                  regular, monthly, quarterly or semi-
                                  annual payments. Each payment under a
                                  Systematic Withdrawal Plan ("SWP") must
                                  be at least $100. Such payments are
                                  drawn from share redemptions.
                                . Shareholders participating in the SWP
                                  must elect to have their dividends and
                                  distributions automatically reinvested
                                  in additional Fund shares.
                                . The Trust may terminate any SWP for an
                                  account if the value of the account
                                  falls below $50,000 as a result of
                                  share redemptions or an exchange of
                                  shares of a Fund for Brinson Fund-Class
                                  N shares of another Series of the
                                  Trust.
 INDIVIDUAL RETIREMENT ACCOUNTS . An IRA is a tax-deferred retirement savings account that may be used by an
                                  individual under age 70 1/2 who has
                                  compensation or self-employment income
                                  and his or her unemployed spouse, or an
                                  individual who has received a qualified
                                  distribution from his or her employer's
                                  retirement plan.
                                . The minimum purchase requirement for
                                  IRAs is $2,000.

REDEMPTION OF SHARES

  Shares of the Funds may be redeemed without charge on any business day that the NYSE is open. Redemptions will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Funds' net asset values per share are calculated are effected that day. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

  Under the Sales Agreement, the Authorized Dealer or Sub-designee is authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when the Authorized Dealer or Sub-designee accepts the redemption order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board of Trustees, result in the necessity of a Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Series, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Series. In-kind payments need not constitute a cross-section of a Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

SHARES MAY BE REDEEMED IN ONE OF THE FOLLOWING WAYS:

 BY MAIL                    . Submit a written request for redemption with:
 6
                            . The Fund's name;
                            . Your Fund account number;
                            . The dollar amount or number of shares to be
                              redeemed; and
                            . Signatures of all persons required to sign for
                              transactions, exactly as their names appear on
                              the Account Application.
                            . A signature guarantee for the signature of each
                              person in whose name the account is registered is
                              required on all written redemption requests over
                              $5,000.
                            . Mail to the address indicated on the Account
                              Application. Questions may be directed to the
                              transfer agent at 1-800-448-2430.

 BY WIRE                    . This service must be elected either on the
                              initial application or subsequently arranged in
                              writing.
                            . Shares may be redeemed by instructing the
                              transfer agent by telephone at 1-800-448-2430.
                            . Wire redemption requests must be received by the
                              transfer agent before 4:00 p.m. Eastern time for
                              money to be wired the next business day.
 BY TELEPHONE 1-800-448-    . This service must be elected either on the
 2430                         initial application or subsequently arranged in
                              writing.
                            . Shares may be redeemed by instructing the
                              transfer agent by telephone at 1-800-448-2430.
                            . Shares will be sold at the next share price
                              calculated after the order is received and
                              accepted. Share price is normally calculated at
                              4:00 p.m. Eastern time.
 AUTOMATICALLY              . Please refer to "Systematic Withdrawal Plan"
                              under "Account Options" or call 1-800-448-2430
                              for assistance.

----------
NOTE: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the Brinson Funds by wire or telephone may be modified or terminated at any time by the Trust.

TELEPHONE TRANSACTIONS:

  Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if they do not, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES:

  Fund shares may be exchanged for Brinson Fund-Class N shares of any other Series within the Trust. Exchanges will not be permitted between the Brinson Fund-Class N shares and either the SwissKey Fund class shares or the Brinson Fund-Class I shares of a Series of the Trust.

  Fund shares may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of the relative net asset value per share of the Brinson Fund-Class N shares of the Fund from which, and the Fund into which, the exchange is made. Exchanges may be made only for shares of a Series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one Series and reinvested in shares of another Series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other Series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading.

TRANSFER OF SECURITIES:

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Series that meet the Series' investment objective and policies. Securities transferred to a Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Series in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, as amended, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

NET ASSET VALUE

  The net asset value per share for each class of shares of the Series is computed by adding, with respect to each class of shares, the value of a Series' investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of the shares of each classes' shares, all of which are sold on a continuous basis, is the net asset value of that class. The valuation of assets for determining the net asset value may be summarized as follows:

    Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. The Series realizes a gain or loss upon settlement of the contracts. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time.

    Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by the Series in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day.

  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a class of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

  The Series' portfolio securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a class of a Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

  All of the Series' classes of shares will bear pro rata all of the expenses of that Series common to all classes. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Series represented by the value of shares of such class, except that the Brinson Fund-Class N and SwissKey Fund class shares will bear 12b-1 expenses payable under their respective 12b-1 plans.

  Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class, and related performance, of the Series may vary. The per share net asset value of the Brinson Fund-Class N shares and the SwissKey Fund class shares will generally be lower than that of the Brinson Fund-Class I shares of a Series because of the higher expenses borne by the SwissKey Fund class shares and the Brinson Fund-Class N shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expenses differential among the classes.

DISTRIBUTION PLAN

  The Board of Trustees of the Trust has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Act for the Brinson Fund-Class N shares. The Plan permits each Series to reimburse FDI, Brinson

Partners and others from the assets of the Brinson Fund-Class N shares a quarterly fee for services and expenses incurred in distributing and promoting sales of the Brinson Fund-Class N shares. These expenses include, but are not limited to, preparing and distributing advertisements and sales literature, printing prospectuses and reports used for sales purposes, and paying distribution and maintenance fees to brokers, dealers and others in accordance with a selling agreement with the Trust on behalf of the Brinson Fund-Class N shares or FDI. In addition, each Series may make payments directly to FDI for payment to dealers or others, or directly to others, such as banks, who assist in the distribution of the SwissKey Funds or provide services with respect to the Brinson Funds.

  Swiss Bank, or one of its affiliates, pursuant to a selected dealer agreement, may provide additional compensation to securities dealers from its own resources in connection with sales of the Brinson Fund-Class N shares of the Series.

  The aggregate distribution fees paid by the Series from the assets of the respective Brinson Fund-Class N shares to FDI and others under the Plan may not exceed 0.25% of a Fund's average daily net assets in any year.

  The Plan applies only to the Brinson Fund-Class N shares of each Series. Shares of other classes are not included in calculating the Plan's fees and the Plan is not used to assist in the distribution and marketing of each Series' SwissKey Fund class or Brinson Fund-Class I shares. All payments made by the Brinson Fund-Class N shares of a Series pursuant to the Plan shall be made for the purpose of selling shares issued by the Brinson Fund-Class N of the Series. Distribution expenses which are attributable to a particular class of a Series will be charged against the assets of that class of that Series. Distribution expenses which are attributable to more than one class or Series will be allocated among the classes or Series, in proportion to their relative net assets.

  The quarterly fees paid to FDI under the Plan are subject to the review and approval by the Trust's Trustees who are not "interested persons" of the Advisor or FDI (as defined in the Act) and who may reduce the fees or terminate the Plan at any time.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

  The Series will distribute their net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of their net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Series, if later) and ending October 31, and, at the same time, will distribute all of their net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

  Dividends and other distributions paid by a Series with respect to its Brinson Fund-Class N, Brinson Fund-Class I and SwissKey Fund class shares are calculated in the same manner and at the same time. The per share amount of any income dividends will generally differ among the classes only to the extent that the Brinson Fund-Class N and SwissKey Fund class are subject to separate 12b-1 fees. The per share dividends on SwissKey Fund class shares and Brinson Fund-Class N shares will be lower than the per share dividends on the Brinson Fund-Class I shares of each Series as a result of the distribution and service fees applicable with respect to the SwissKey Fund class shares and Brinson Fund-Class N shares.

  Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of the same class of Series at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  Each Series has qualified, and intends to continue to qualify, for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("the Code"). Such qualification relieves a Series of liability for federal income taxes to the extent the Series' earnings are distributed in accordance with the Code. Each Series is treated as a separate corporate entity for federal tax purposes.

  Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income. All distributions may be subject to state and local taxes.

  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of a Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two Series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Series, or if, to the Series' knowledge, an incorrect number has been furnished, or if the Series has been notified by the Internal Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

  If more than 50% of a Series' total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. A Series will make such an election only if it deems such election to be in the best interests of its shareholders. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata share of foreign taxes paid by the Series. However, shareholders will be able to treat their pro rata share of foreign taxes as either a deduction (itemized deduction in the case of individuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax returns.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund and consists of seven different Series. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. All of the Series, except the Global Bond Fund, are diversified portfolios. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

  Each Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such series. Shares of each series represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of each Series' Brinson Fund-Class N and SwissKey Fund classes shall have voting rights with respect to the Rule 12b-1 plan relating to such classes, respectively, as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers seven investment portfolios or series-Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund. Three classes of shares are currently issued by the Trust for each Series, the Brinson Fund-Class N, Brinson Fund-Class I and SwissKey Fund classes.

VOTING RIGHTS

  Each issued and outstanding full and fractional share of a Series is entitled to one full and fractional vote in the Series and all shares of each Series participate equally with regard to dividends, distributions, and liquidations with respect to that Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the Brinson Fund-Class N shareholders may vote on matters related to the Plan associated with that class and only the SwissKey Fund class shareholders may vote on matters related to the 12b-1 plan associated with that class.

  As of August 29, 1997, Swiss Bank Corporation and Schweizerischer Bankverein each held of record more than 25% of the outstanding shares of the Global Equity Fund; Baptist Health Systems, Inc. held of record more than 25% of the outstanding shares of the Global Bond Fund; Bankers Trust Co. held of record more than 25% of the outstanding shares of the U.S. Balanced Fund; Wachovia Bank and Lafayette College Endowment each held of record more than 25% of the outstanding shares of the U.S. Bond Fund; and Northern Trust held of record more than 25% of the Non-U.S. Equity Fund. A shareholder that holds such a percentage of the outstanding shares of a Series may be deemed a controlling person of that Series under the 1940 Act.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The U.S. Securities and Exchange Commission, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Series. In addition, subject to certain conditions, shareholders of each Series may apply to the Series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TURNOVER (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND)

  As a result of the investment policies of the Global Fund, Global Bond Fund, U.S. Balanced Fund and U.S. Bond Fund, their portfolio turnover rates may exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by the Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income for tax purposes.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

  When buying or selling securities, the Series may pay commissions to brokers who are affiliated with the Advisor or the Series. The Series may purchase securities in certain underwritten offerings for which an affiliate of the Series or the Advisor may act as an underwriter. The Series may effect futures transactions through, and pay commissions to, futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees of the Trust.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call the Brinson Funds at 1-800-448-2430 or write to The Brinson Funds, P.O. Box 2798, Boston, MA 02208-2798.

PERFORMANCE INFORMATION

  From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the Brinson Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Shearson Lehman Hutton Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Brinson Funds' calculations of yield or total return. Further information about the performance of the Funds is included in the Funds' Annual Report dated June 30, 1997, which may be obtained without charge by contacting the Trust at 1-800-448-2430. The performance of the Brinson Fund-Class N shares, however, is not included in such Annual Report as such performance commenced after June 30, 1997.

APPENDIX A

INVESTMENT POLICIES AND TECHNIQUES

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND AND NON-U.S. EQUITY FUND): The Series may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Series expect their U.S. equity investments to emphasize large and intermediate capitalization companies, although the Global Fund may also invest in small capitalization equity markets. The equity markets in the non-U.S. component of the Series will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Global Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Global Fund also may invest in open-end investment companies advised by Brinson Partners, in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): The Series may invest in a broad range of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities, supranational issuers as well as corporations and other business organizations. The Series may purchase U.S. dollar denominated securities that reflect a broad range of investment maturities, qualities and sectors. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by S&P or Baa3 by Moody's or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. While securities rated BBB- or Baa3 are regarded as having an adequate capacity to pay principal and interest, such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics; and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated bonds. Securities rated lower than BBB- by S&P and Baa3 by Moody's are classified as non-investment grade securities (commonly referred to as "junk bonds"), carry a higher degree of risk and are considered to be speculative by the major credit rating agencies. Each Series currently intends to limit its aggregate investment in non-investment grade debt securities of its U.S. and non-U.S. dollar denominated fixed income assets to no more than 5% of its net assets. To the extent that a security held by a Series is downgraded to below investment grade, the Series will dispose of that or another non-investment grade security so that no more than 5% of its assets will be invested in below investment grade securities. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities.

  The non-U.S. fixed income component of the Series will typically be invested in the securities of non-U.S. governments, governmental agencies and supranational issues. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others: the World Bank, the European

Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

  The Global Fund may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt securities of developing countries' corporate issuers.

  CASH AND CASH EQUIVALENTS (ALL SERIES): The Series may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

  ZERO COUPON SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and, therefore, are issued and traded at a discount from their value at maturity or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Series investing in zero coupon securities will realize no cash until the cash payment date and, if the issuer defaults, a Series may obtain no return at all on its investment. The market price of zero coupon securities generally is more volatile than the market price of securities that pay interest periodically and are likely to be more responsive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount accrued and to distribute the same to shareholders annually, even if no payment is received before the distribution date.

  MORTGAGE- AND ASSET-BACKED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED AND U.S. BOND FUND): Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by agencies or instrumentalities of the U.S. government. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, the rate of return on these securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, if a Series purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Series purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Series at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

  WHEN-ISSUED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED AND U.S. BOND FUND): The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to a Series. At the time of settlement, the market value of the security may be more or less than the purchase price. The Series will establish a segregated account consisting of cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in an amount equal to the amounts of their when-issued securities. The cash, U.S. government securities, equity securities, investment or non-investment grade debt securities and other assets held in any segregated account maintained by the Series with respect to any when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (the assets held in a segregated account are referred to in this Prospectus as "Segregated Assets").

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND): The Series may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

  The Series may enter into forward contracts for hedging purposes as well as non-hedging purposes. For hedging purposes, a Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. A Series may also enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates.

  When a Series enters into forward contracts for non-hedging purposes, it will establish a segregated account with its custodian bank in which it will maintain Segregated Assets equal in value to its obligations with respect to their forward contracts for non-hedging purposes.

  At the maturity of a forward contract, a Series may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Series may realize a gain or loss from currency transactions.

  OPTIONS ON CURRENCIES (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND): The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the respective portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by a Series will be "covered," which means that the Series will own an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to put options on foreign currency written by a Series, the Series will establish a segregated account with its custodian bank consisting of Segregated Assets equal in value to the amount the Series would be required to deliver upon exercise of the put.

  FUTURES CONTRACTS (ALL SERIES): The Series may enter into contracts for the future purchase or sale of securities and indices. The Global Funds and the Non-U.S. Equity Fund also may enter into contracts for the future purchase or sale of foreign currencies. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A Series may enter into a futures contract to the extent that not more than 5% of its assets are required as futures contract margin deposits and its obligations relating to such futures transactions represent not more than 25% of the Series' assets. The Series may also effect futures transactions through futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees.

  The Global Fund, Global Equity Fund, Global Bond Fund and Non-U.S. Equity Fund will enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

  OPTIONS (ALL SERIES): The Series may purchase and write put and call options on foreign or U.S. securities and indices and enter into related closing transactions. A Series' may use options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter and recognized foreign exchanges. It is the position of the U.S. Securities and Exchange Commission that over-the-counter options are illiquid. Accordingly, a Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.

  REPURCHASE AGREEMENTS (ALL SERIES): The Series may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of a Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or as a receivable.

  BORROWING (ALL SERIES): Each Series is authorized, within specified limits, to borrow money as a temporary defensive measure for extraordinary purposes and to pledge its assets in connection with such borrowings.

  LOANS OF PORTFOLIO SECURITIES (ALL SERIES): Each Series may loan its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent factors by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

  RULE 144A AND ILLIQUID SECURITIES (ALL SERIES): Each Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees.

  INVESTMENT COMPANY SECURITIES (GLOBAL FUND): The Trust has received an exemptive order (the "Exemptive Order") from the U.S. Securities and Exchange Commission which permits each Series to invest its assets in certain portfolios of Brinson Relationship Funds, another registered investment company advised by Brinson Partners. Currently, only the Global Fund intends to invest in the portfolios of Brinson Relationship Funds and only to the extent consistent with Brinson Partners' investment process of allocating assets to specific asset classes. The Global Fund will invest in the portfolios of Brinson Relationship Funds to obtain exposure to the following asset classes: (1) equity and fixed income securities of issuers located in emerging market countries ("Emerging Market Securities"); (2) equity securities issued by companies with relatively small overall market capitalizations ("Small Cap Securities"); and (3) high yield securities ("High Yield Securities"). The Global Fund will invest in corresponding portfolios of Brinson Relationship Funds only to the extent the Advisor determines that such investments are a more efficient means for the Global Fund to gain exposure to the asset classes identified above than by investing directly in individual securities. Thus, to gain exposure to Emerging Market Securities, the Global Fund will invest in the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund portfolios of Brinson Relationship Funds. To gain exposure to Small Cap Securities and High Yield Securities, the Global Fund will invest in the Brinson Post-Venture Fund and the Brinson High Yield Fund portfolios, respectively, of Brinson Relationship Funds. Each portfolio of Brinson Relationship Funds in which the Global Fund may invest is permitted to invest in the same securities of a particular asset class in which the Global Fund is permitted to invest directly, and with similar risks.

RUSSIAN SECURITIES (GLOBAL FUND)

  The Series may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Investment Company Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Series could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Series to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Series from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

  In light of the risks described above, the Board of Trustees of the Series has approved certain procedures concerning the Series' investments in Russian securities. Among these procedures is a requirement that the Series will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Series' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Series. This requirements will likely have the effect of precluding investments in certain Russian companies that the Series would otherwise make.

                                                        --------------------
                                                          The Brinson Funds








                                                         Brinson Global Fund
                                                     Brinson Global Equity Fund
                                                      Brinson Global Bond Fund
                                                     Brinson U.S. Balanced Fund
                                                      Brinson U.S. Equity Fund
                                                        Brinson U.S. Bond Fund
                                                    Brinson Non-U.S. Equity Fund

                                                              Prospectus

                                                          September 25, 1997

                                                                [LOGO]


                                                            Global Institutional

The Brinson Funds                                             Asset Management
-------------------------------------------------------     --------------------

209 South LaSalle Street . Chicago, Illinois 60604-1295

Tel: 1-800-488-2430

                          LOGO       THE BRINSON FUNDS

                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS

                            SEPTEMBER 25, 1997

  This Prospectus describes the BRINSON FUND-CLASS I SHARES of the investment portfolios offered by The Brinson Funds (the "Trust"). The Trust is no-load, open-end management investment company advised by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"), which currently offers seven distinct investment portfolios: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund (each a "Series" and collectively, the "Series"). Each Series offers three separate classes of shares-the Brinson Fund-Class I, the Brinson Fund-Class N and the SwissKey Fund class. The Brinson Fund-Class I shares of the Series are referred to herein as the: Brinson Global Fund, Brinson Global Equity Fund, Brinson Global Bond Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund, Brinson U.S. Bond Fund and Brinson Non-U.S. Equity Fund (each a "Fund" and collectively, the "Brinson Funds" or "Funds"). This Prospectus pertains only to the Brinson Fund-Class I shares, which are designed primarily for institutional investors, do not have a sales load and are not subject to annual 12b-1 plan expenses. The Brinson Fund-Class N shares do not have a sales load, but are subject to annual Rule 12b-1 plan expenses. Further information relating to the Brinson Fund-Class N shares may be obtained by calling 1-800-448-2430. The SwissKey Fund class shares do not have a sales load, but have slightly higher Rule 12b-1 fees and a lower minimum investment requirement. Further information relating to the SwissKey Fund class shares may be obtained by calling 1-800-SWISSKEY.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in the Class I shares of any of the Brinson Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Funds and the other classes of shares of the Trust's investment portfolios is contained in the Statement of Additional Information dated September 25, 1997, as amended from time to time, which has been filed with the U.S. Securities and Exchange Commission and is available upon request and without charge from the Trust at the addresses and telephone numbers below. The Statement of Additional Information is incorporated by reference into this Prospectus. The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Trust and each of the Series is maintained electronically with the U.S. Securities and Exchange Commission at its Internet Web site (http://www.sec.gov).

  AN INVESTMENT IN ANY OF THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. AN INVESTMENT IN ANY SERIES INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UNDERWRITER:                              ADVISOR:
Funds Distributor, Inc.                   Brinson Partners, Inc.
60 State Street                           209 South LaSalle Street
Suite 1300                                Chicago, IL 60604-1295
Boston, MA 02109                          1-800-448-2430
1-800-448-2430

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Annual Fund Operating Expenses.............................................   3
Financial Highlights.......................................................   4
Description of the Funds...................................................   6
Investment Objectives and Policies.........................................   6
  Global Fund..............................................................   6
  Global Equity Fund.......................................................   7
  Global Bond Fund.........................................................   7
  U.S. Balanced Fund.......................................................   8
  U.S. Equity Fund.........................................................   8
  U.S. Bond Fund...........................................................   8
  Non-U.S. Equity Fund.....................................................   9
Investment Considerations and Risks........................................   9
Management of the Trust....................................................  12
Portfolio Management.......................................................  13
Administration of the Trust................................................  14
Purchase of Shares.........................................................  15
Account Options............................................................  17
Redemption of Shares.......................................................  17
Net Asset Value............................................................  20
Dividends, Distributions and Taxes.........................................  22
General Information........................................................  23
Performance Information....................................................  25
Appendix A.................................................................  26

  THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

BRINSON FUND-CLASS I SHARES

                                                                            TOTAL FUND
                                                                        OPERATING EXPENSES
                            MANAGEMENT FEES         OTHER EXPENSES        (AFTER FEE WAIVER
NAME OF FUND             (AFTER FEE WAIVER)/1/ (AFTER REIMBURSEMENT)/1/   REIMBURSEMENT)/1/
------------             --------------------- ------------------------ ------------------
Brinson Global Fund ....         0.80%                  0.19%                 0.99%
Brinson Global Equity
Fund....................         0.55%                  0.45%                 1.00%
Brinson Global Bond
Fund....................         0.33%                  0.57%                 0.90%
Brinson U.S. Balanced
 Fund...................         0.62%                  0.18%                 0.80%
Brinson U.S. Equity
 Fund...................         0.61%                  0.19%                 0.80%
Brinson U.S. Bond Fund..         0.00%                  0.60%                 0.60%
Brinson Non-U.S. Equity
 Fund...................         0.80%                  0.20%                 1.00%

----------

/1Pursuant/to the terms of the Investment Advisory Agreements between the Trust on behalf of each Series and the Advisor, the Advisor is entitled to receive a monthly fee at the following annual rates for each of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund: 0.80%, 0.80%, 0.75%, 0.70%, 0.70%, 0.50%, and 0.80%, respectively. The Advisor has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses of the Brinson Global Fund, Brinson Global Equity Fund, Brinson Global Bond Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund, Brinson U.S. Bond Fund and Brinson Non-U.S. Equity Fund will never exceed 1.10%, 1.00%, 0.90%, 0.80%, 0.80%, 0.60% and 1.00%, respectively. Had the
  Advisor not irrevocably agreed to waive fees and reimburse expenses, the total fund operating expenses for the fiscal year ended June 30, 1997 for the Brinson Global Equity Fund, Brinson Global Bond Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund, and Brinson U.S. Bond Fund would have been 1.25%, 1.32%, .88%, .89% and 1.65%, respectively.

EXAMPLE: Based on the level of expenses listed above after fee waiver or expense reimbursement, the total expenses relating to an investment of $1,000 would be as follows, assuming a 5% annual return and redemption at the end of each time period.

NAME OF FUND                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------                                     ------ ------- ------- --------
Brinson Global Fund.............................  $10     $32     $55     $121
Brinson Global Equity Fund......................  $10     $32     $55     $122
Brinson Global Bond Fund........................  $ 9     $29     $50     $111
Brinson U.S. Balanced Fund......................  $ 8     $26     $44     $ 99
Brinson U.S. Equity Fund........................  $ 8     $26     $44     $ 99
Brinson U.S. Bond Fund..........................  $ 6     $19     $33     $ 75
Brinson Non-U.S. Equity Fund....................  $10     $32     $55     $122

  The foregoing table is designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

-------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  The selected financial information in the following table has been audited by the Funds' independent auditors, whose unqualified reports thereon (the "Reports") appear in the Funds' Annual Report to Shareholders dated June 30, 1997 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' Financial Statements for the fiscal year ended June 30, 1997 and the Reports are incorporated by reference into the Statement of Additional Information.

FINANCIAL HIGHLIGHTS--FISCAL YEARS ENDED JUNE 30

  The following table presents financial data relating to a share of beneficial interest outstanding throughout the periods presented. This information has been derived from the Funds' financial statements.

                           INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                LESS DISTRIBUTIONS
                           ------------------------------ -----------------------------
                                                          DISTRIBU-
                                                 TOTAL      TIONS   DISTRIBU-
                                                 INCOME   FROM AND    TIONS              NET                 NET
                                       NET       (LOSS)   IN EXCESS FROM AND            ASSET              ASSETS,
                 NET ASSET   NET    REALIZED      FROM     OF NET   IN EXCESS           VALUE-    TOTAL     END OF
                  VALUE-   INVEST-     AND      INVEST-    INVEST-   OF NET     TOTAL    END     RETURN     PERIOD
                 BEGINNING  MENT   UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF      (NON-      (IN
YEAR             OF PERIOD INCOME  GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD ANNUALIZED)  000S)
----             --------- ------- ----------- ---------- --------- --------- --------- ------ ----------- --------
BRINSON GLOBAL FUND-CLASS I (Commencement of Operations August 31, 1992)/2/
1993............  $10.00    0.26      0.81        1.07     (0.20)      --      (0.20)   $10.87   10.76 %   $191,389
1994............  $10.87    0.33     (0.23)       0.10     (0.27)    (0.27)    (0.54)   $10.43    0.77 %   $278,859
1995............  $10.43    0.43      0.86        1.29     (0.27)    (0.10)    (0.37)   $11.35   12.57 %   $365,678
1996............  $11.35    0.44      1.37        1.81     (0.62)    (0.32)    (0.94)   $12.22   16.38 %   $457,933
1997............  $12.22    0.38      1.79        2.17     (0.61)    (0.65)    (1.26)   $13.13   18.79 %   $586,667
BRINSON GLOBAL EQUITY FUND-CLASS I (Commencement of Operations January 28, 1994)/2/
1994............  $10.00    0.07     (0.54)      (0.47)    (0.04)      --      (0.04)   $ 9.49   (4.70)%   $ 20,642
1995............  $ 9.49    0.18      0.39        0.57     (0.04)    (0.09)    (0.13)   $ 9.93    6.06 %   $ 20,706
1996............  $ 9.93    0.18      2.29        2.47     (0.14)    (0.69)    (0.83)   $11.57   25.66 %   $ 27,126
1997............  $11.57    0.16      2.14        2.30     (0.12)    (0.99)    (1.11)   $12.76   21.26 %   $ 48,054
BRINSON GLOBAL BOND FUND-CLASS I (Commencement of Operations July 30, 1993)/2/
1994............  $10.00    0.45     (0.52)      (0.07)    (0.28)    (0.10)    (0.38)   $ 9.55   (0.79)%   $ 36,849
1995............  $ 9.55    0.50      0.58        1.08     (0.24)      --      (0.24)   $10.39   11.34 %   $ 51,863
1996............  $10.39    0.84      0.31        1.15     (1.40)    (0.10)    (1.50)   $10.04   11.50 %   $ 41,066
1997............  $10.04    0.67      0.08        0.75     (0.96)    (0.19)    (1.15)   $ 9.64    7.71 %   $ 54,157
                          RATIOS/SUPPLEMENTAL DATA
                 -------------------------------------------
                                           RATIO OF NET
                   RATIO OF EXPENSES     INVESTMENT INCOME
                    TO AVERAGE NET        TO AVERAGE NET
                        ASSETS                ASSETS
                 --------------------- ---------------------
                                                                        AVERAGE
                   BEFORE     AFTER      BEFORE     AFTER               COMMIS-
                  EXPENSE    EXPENSE    EXPENSE    EXPENSE   PORTFOLIO   SION
                 REIMBURSE- REIMBURSE- REIMBURSE- REIMBURSE- TURNOVER  RATE PAID
YEAR                MENT       MENT       MENT       MENT      RATE    PER SHARE
----             ---------- ---------- ---------- ---------- --------- ---------
BRINSON GLOBAL FUND-CLASS I (Commencement of Operations August 31, 1992)/2/
1993............  1.35%/1/   1.05%/1/   3.26%/1/   3.56%/1/    149%       N/A
1994............  1.14%      1.10%      3.21%      3.25%       231%       N/A
1995............  1.09%        N/A      4.27%        N/A       238%       N/A
1996............  1.04%        N/A      3.69%        N/A       142%     $0.0291
1997............  0.99%        N/A      3.03%        N/A       150%     $0.0326
BRINSON GLOBAL EQUITY FUND-CLASS I (Commencement of Operations January 28, 1994)/2/
1994............  2.65%/1/   1.00%/1/   0.24%/1/   1.89%/1/     21%       N/A
1995............  2.06%      1.00%      0.71%      1.77%        36%       N/A
1996............  1.77%      1.00%      0.57%      1.34%        74%     $0.0288
1997............  1.25%      1.00%      1.35%      1.60%        32%     $0.0246
BRINSON GLOBAL BOND FUND-CLASS I (Commencement of Operations July 30, 1993)/2/
1994............  1.78%/1/   0.90%/1/   4.03%/1/   4.91%/1/    189%       N/A
1995............  1.43%      0.90%      5.53%      6.06%       199%       N/A
1996............  1.65%      0.90%      4.98%      5.73%       184%       N/A
1997............  1.32%      0.90%      4.90%      5.32%       235%       N/A




/1/Annualized

/2/Formerly known as the Brinson Fund Class shares; redesignated as the Brinson Fund-Class I shares on June 30, 1997

                           INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                LESS DISTRIBUTIONS
                           ------------------------------ -----------------------------
                                                 TOTAL              DISTRIBU-
                                                 INCOME   DISTRIBU-   TIONS              NET                 NET
                                       NET       (LOSS)     TIONS   FROM AND            ASSET               ASSETS
                 NET ASSET   NET    REALIZED      FROM    FROM NET  IN EXCESS           VALUE-    TOTAL     END OF
                  VALUE-   INVEST-     AND      INVEST-    INVEST-   OF NET     TOTAL    END     RETURN     PERIOD
                 BEGINNING  MENT   UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF      (NON-      (IN
YEAR             OF PERIOD INCOME  GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD ANNUALIZED)  000S)
----             --------- ------- ----------- ---------- --------- --------- --------- ------ ----------- --------
BRINSON U.S. BALANCED FUND-CLASS I (Commencement of Operations December 30, 1994)(2)
1995............  $10.00   0.23       1.16        1.39     (0.16)      --      (0.16)   $11.23   13.91 %   $157,724
1996............  $11.23   0.44       1.04        1.48     (0.43)    (0.57)    (1.00)   $11.71   13.52 %   $227,829
1997............  $11.71   0.47       1.29        1.76     (0.40)    (0.54)    (0.94)   $12.53   15.50 %   $282,860
BRINSON U.S. EQUITY FUND-CLASS I (Commencement of Operations February 22, 1994)(2)
1994............  $10.00   0.05      (0.36)      (0.31)    (0.04)      --      (0.04)   $ 9.65   (3.10)%   $  8,200
1995............  $ 9.65   0.16       1.89        2.05     (0.14)    (0.03)    (0.17)   $11.53   21.45 %   $ 42,573
1996............  $11.53   0.17       3.31        3.48     (0.17)    (0.25)    (0.42)   $14.59   30.57 %   $126,342
1997............  $14.59   0.15       4.27        4.42     (0.14)    (1.23)    (1.37)   $17.64   31.87 %   $337,949
BRINSON U.S. BOND FUND-CLASS I (Commencement of Operations August 31, 1995)(2)
1996............  $10.00   0.50      (0.14)       0.36     (0.40)    (0.03)    (0.43)   $ 9.93    3.60 %   $  9,047
1997............  $ 9.93   0.51/3/    0.32        0.83     (0.52)      --      (0.52)   $10.24    8.45 %   $ 22,421
BRINSON NON-U.S. EQUITY FUND-CLASS I (Commencement of Operations August 31, 1993)(2)
1994............  $10.00   0.10      (0.34)      (0.24)    (0.07)      --      (0.07)   $ 9.69   (2.45)%   $ 71,544
1995............  $ 9.69   0.15      (0.16)      (0.01)      --        --        --     $ 9.68   (0.10)%   $148,319
1996............  $ 9.68   0.18       2.05        2.23     (0.18)    (0.56)    (0.74)   $11.17   23.64 %   $212,366
1997............  $11.17   0.18       1.97        2.15     (0.17)    (0.56)    (0.73)   $12.59   20.27 %   $420,855
                                                                          RATIOS/SUPPLEMENTAL DATA

                                           RATIO OF NET
                   RATIO OF EXPENSES     INVESTMENT INCOME
                    TO AVERAGE NET        TO AVERAGE NET
                        ASSETS                ASSETS
                 --------------------- ---------------------
                                                                        AVERAGE
                   BEFORE     AFTER      BEFORE     AFTER                COMMIS-
                  EXPENSE    EXPENSE    EXPENSE    EXPENSE    PORTFOLIO   SION
                 REIMBURSE- REIMBURSE- REIMBURSE- REIMBURSE-  TURNOVER   RATE PAID
YEAR                MENT       MENT       MENT       MENT     RATE       PER SHARE
----             ---------- ---------- ---------- ----------  --------- ---------
BRINSON U.S. BALANCED FUND-CLASS I (Commencement of Operations December 30, 1994)(2)
1995............  1.06%/1/   0.80%/1/   4.36 %/1/  4.63%/1/    196%       N/A
1996............  1.01%      0.80%      3.76 %     3.97%       240%     $0.0481
1997............  0.88%      0.80%      3.78 %     3.86%       329%     $0.0441
BRINSON U.S. EQUITY FUND-CLASS I (Commencement of Operations February 22, 1994)(2)
1994............  5.40%/1/   0.80%/1/  (2.82)%/1/  1.78%/1/      9%       N/A
1995............  1.70%      0.80%      1.09 %     1.99%        33%       N/A
1996............  1.14%      0.80%      1.13 %     1.47%        36%     $0.0457
1997............  0.89%      0.80%      1.06 %     1.15%        43%     $0.0422
BRINSON U.S. BOND FUND-CLASS I (Commencement of Operations August 31, 1995)(2)
1996............  3.63%/1/   0.60%/1/   3.00 %/1/  6.03%/1/    363%       N/A
1997............  1.65%      0.60%      5.14 %     6.19%       410%       N/A
BRINSON NON-U.S. EQUITY FUND-CLASS I (Commencement of Operations August 31, 1993)(2)
1994............  1.60%/1/   1.00%/1/   1.28 %/1/  1.88%/1/     12%       N/A
1995............  1.23%      1.00%      1.93 %     2.16%        14%       N/A
1996............  1.20%      1.00%      1.67 %     1.87%        20%     $0.0219
1997............  1.00%        N.A.     1.83 %       N.A.       25%     $0.0245

-------

/1/Annualized

/2/Formerly known as the Brinson Fund Class shares; redesignated as the Brinson Fund-Class I shares on June 30, 1997

/3/The net investment income per share data was determined by using average shares outstanding throughout the period.

DESCRIPTION OF THE FUNDS

  The investment objective of each Series is fundamental and may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Series, as defined in the Investment Company Act of 1940, as amended (the "Act"). Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Series' investment policies are not fundamental and may be changed without shareholder approval. There can be no assurance that a Series will achieve its investment objective.

  None of the Series intends to concentrate its investments in a particular industry. None of the Series intends to issue senior securities as defined in the Act, except that each Series may engage in borrowing activities as defined in Appendix A and in the Statement of Additional Information. Each Series' investment objective and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act).

INVESTMENT OBJECTIVES AND POLICIES

GLOBAL FUND

INVESTMENT OBJECTIVE

  The Global Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity, debt and money market securities in domestic and foreign markets, and the Series may invest in other open-end investment companies advised by Brinson Partners. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across global equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the Global Securities Markets Index (the "Global Benchmark"), which is compiled by Brinson Partners.

  The Global Benchmark consists of eight distinct asset classes representing the primary wealth-holding public securities markets. These asset classes are U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash equivalents. Each asset class is represented in the Global Benchmark by an index compiled by an independent data provider. In order to compile the Global Benchmark, the Advisor determines current relative market capitalizations in the world markets (U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash) and then weights each relevant index. Based on this weighting, the Advisor determines the return of the relative indices, applies the index weighting and then determines the return of the Global Benchmark. From time to time, the Advisor may substitute an equivalent index within a given asset class when it believes that such index more accurately reflects the relevant global market.

  Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in equity markets listed in the Morgan Stanley Capital International ("MSCI") World Equity (Free) Index. The Series will primarily invest in fixed income markets listed in the Salomon Brothers World Government Bond Index. The Series may invest up to 10% of its net assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets.

GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE

  The Global Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity securities that are traded on both domestic and foreign stock exchanges or, in the case of domestic stocks, in the over-the-counter market. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing an active asset allocation strategy across global equity markets, active management of currency exposures and active security selection within each market. The benchmark for the Series is the MSCI World Equity (Free) Index (the "Global Equity Benchmark"). The Global Equity Benchmark is a market driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. The Global Equity Benchmark is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. Although it may invest anywhere in the world, it is expected that the Series' assets will primarily be invested in equity markets listed in the Global Equity Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global market.

GLOBAL BOND FUND

INVESTMENT OBJECTIVE

  The Global Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in debt securities with an initial maturity of more than one year of issuers in at least three countries, one of which may be the United States. The Series seeks to achieve this objective by investing primarily in debt securities that may also provide the potential for capital appreciation. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The Series is a non-diversified portfolio as described in "Investment Considerations and Risks-Non-Diversified Status" below.

  The benchmark for the Series is the Salomon Brothers World Government Bond Index (the "Global Bond Benchmark"). The Global Bond Benchmark is a market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. governments, governmental entities and supranationals. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in fixed income markets listed in the Global Bond Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global fixed income securities market.

U.S. BALANCED FUND

INVESTMENT OBJECTIVE

  The U.S. Balanced Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. In seeking to achieve its investment objective, the Series attempts to control risk. Under normal circumstances, the Series will invest at least 25% of its net assets in fixed income securities. The Series may utilize a wide range of equity, debt and money market securities. The Series may also invest in equity securities, including warrants, preferred stock and securities convertible into equity securities. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. It is not the policy of the Series to take unreasonable risks to obtain speculative or aggressively high returns.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across U.S. equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the U.S. Balanced Index (the "U.S. Balanced Benchmark"), which is compiled by Brinson Partners. The U.S. Balanced Benchmark represents a fixed composite of 65% Wilshire 5000 Index, 30% Salomon Brothers Broad Investment Grade Bond Index and 5% 30-day Treasury Bill Index. From time to time, the Advisor may substitute an equivalent index within a given asset class when the Advisor believes that such new index more accurately reflects the relevant U.S. market.

U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of U.S. companies. The Series is a diversified portfolio that seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as in the over-the-counter market. The Series may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Wilshire 5000 Index (the "U.S. Equity Benchmark"). The U.S. Equity Benchmark is a broad weighted index which includes all U.S. common stocks. The U.S. Equity Benchmark is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

U.S. BOND FUND

INVESTMENT OBJECTIVE

  The U.S. Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. As a matter of fundamental policy, under normal circumstances, the Series intends to invest at least 65% of its total assets in U.S. debt securities with an initial maturity of more than one year. The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in fixed income securities, which may also provide the potential for capital appreciation. The Series may also engage in futures and options transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series may invest in a broad range of fixed income securities, including debt securities of the U.S. government, together with its agencies and instrumentalities and the debt securities of U.S. corporations. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by Standard & Poor's Ratings Group ("S&P") or Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities. The Series may invest a portion of its assets in short-term debt securities (including repurchase and reverse repurchase agreements) of corporations, the U.S. government or its agencies or instrumentalities, and banks and finance companies.

  The benchmark for the Series is the Salomon Brothers Broad Investment Grade Bond Index (the "U.S. Bond Benchmark"). The U.S. Bond Benchmark is a market driven broad based index which includes U.S. bonds with over one year to maturity. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant fixed income securities market.

NON-U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The Non-U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, by investing primarily in the equity securities of non-U.S. issuers. Under normal conditions, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries other than the United States. In seeking to achieve its investment objective while controlling risk, the Series may invest in a wide range of equity securities, including: American, European and Global Depositary Receipts, common and preferred stock; debt securities convertible into or exchangeable for common stock; and securities such as warrants or rights that are convertible into common stock. The Series may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in the equity securities of non-U.S. issuers. The benchmark for the Series is the MSCI Non-U.S. Equity (Free) Index (the "Non-U.S. Equity Benchmark"). The Non-U.S. Equity Benchmark is a market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in the equity markets included in the MSCI Non-U.S. Equity (Free) Index.

INVESTMENT CONSIDERATIONS AND RISKS

  The following provides information about the types of instruments in which the Funds may invest, strategies employed by Brinson Partners in its attempt to attain each Series' investment objective and a summary of related risks. Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain their investment objectives. A complete list of the Series' investment restrictions and more detailed information about the Series' investments are contained in Appendix A in this Prospectus, and in the Statement of Additional Information.

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND AND NON-U.S. EQUITY FUND) - Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. The Global Fund may invest in small market capitalization companies and in equity securities that are considered by the Advisor to be in their post-venture capital stage. These securities may have limited marketability, and therefore, may be more volatile. Fluctuations in the value of the Series' equity investments will affect the value of their shares and thus the Funds' total returns to investors.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND) - All fixed income securities are subject to two types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price and yield of fixed income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed income securities decline, and when interest rates fall, prices rise.

  FOREIGN SECURITIES AND CURRENCY CONSIDERATIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND) - Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Series' portfolios. Additionally, in some non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Series, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Series intend to diversify broadly among countries, but reserve the right to invest a substantial portion of their assets in one or more countries if economic and business conditions warrant such investments. Brinson Partners will take these factors into consideration in managing the Series' investments. Because the Series will keep their books and records in U.S. dollars, the Series will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended, and the applicable U.S. Treasury Regulations, so that generally any component of a gain or loss attributable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

  The U.S. dollar market value of the Series' investments and of dividends and interest earned by the Series may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Although the Series may attempt to manage currency exchange rate risks, there is no assurance that the Series will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Series increase their exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Series.

Similarly, if the Series decrease their exposure to a currency, and the currency's price rises, the Series will lose the opportunity to participate in the currency's appreciation. Each Series will manage currency exposures relative to the normal currency allocation and will consider return and risk of currency exposures relative to its respective Benchmark. In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

  There are additional risks inherent in investing in less developed countries which are applicable to the Global Fund. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries.

  Emerging markets countries such as those in which the Global Fund may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND) - To manage exposure to currency fluctuations, the Series may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options or futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Series will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Series to set aside liquid assets in a segregated custodial account to cover their obligations.

  FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS (ALL SERIES) - The Series may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. A derivative instrument is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The derivative instruments in which the Series may invest include the purchase and writing of options on securities (including index options) and options on foreign currencies, investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government securities, equity or fixed income securities ("futures contracts"), forward contracts and swaps and swap-related products such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors.

  The investment in futures, options, forward contracts, swaps and similar strategies by the Series will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Series to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Series could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Additional risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. A Series could experience losses if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower a Series' return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge). Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to a Series in the event of default by the other party to the contract. The loss from investing in futures transactions is potentially unlimited. A Series does not intend to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  Each Series may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. No Series will engage in derivative investments purely for speculative purposes. A Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio investments.

  Where not specified, investment limitations with respect to a Series' derivative instruments will be consistent with that Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative instruments permitted for the Series, including options, futures, forward contracts and applicable interest rate swaps, are described in greater detail in Appendix A in this Prospectus, and in the Statement of Additional Information.

  NON-DIVERSIFIED STATUS (GLOBAL BOND FUND ONLY) - The Global Bond Fund is classified as a "non-diversified" investment company under the Act, which means that the proportion of the Series' assets that may be invested in the securities of a single issuer is not limited by the Act. Since it may invest a larger portion of its assets in the securities of a single issuer than investment companies that are classified as diversified funds under the Act, an investment in the Global Bond Fund may be subject to greater fluctuations in value than an investment in a diversified fund.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  The Trust is a Delaware business trust. Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm, managing as of June 30, 1997, over $131.4 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of

Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Basel, London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is an indirect wholly-owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Brinson Partners also serves as the investment advisor to nine other investment companies: Brinson Relationship Funds, which includes fifteen investment portfolios (series); The Enterprise Group of Funds, Inc. -
 International Growth Portfolio; Enterprise Accumulation Trust - International Growth Portfolio; Fort Dearborn Income Securities, Inc.; The Hirtle Callaghan International Trust - The International Equity Portfolio; John Hancock Variable Series Trust - International Balanced Portfolio; Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments; AON Funds - International Equity Fund; and The Republic Funds - Republic Equity Fund.

  Pursuant to its investment advisory agreements (the "Agreements") with the Trust on behalf of each Series, Brinson Partners is entitled to receive a monthly fee at various annual percentage rates of the Series' average daily net assets, as described below, for providing investment advisory services. Brinson Partners is responsible for paying its own expenses. Pursuant to the Agreements, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services during the fiscal year ended June 30, 1997, Brinson Partners was entitled to receive, under the Agreements, a monthly fee at an annual rate as follows of the average daily net assets of the Funds:

      Brinson Global Fund................................................. 0.80%
      Brinson Global Equity Fund.......................................... 0.80
      Brinson Global Bond Fund............................................ 0.75
      Brinson U.S. Balanced Fund.......................................... 0.70
      Brinson U.S. Equity Fund............................................ 0.70
      Brinson U.S. Bond Fund.............................................. 0.50
      Brinson Non-U.S. Equity Fund........................................ 0.80

  The fee payable to Brinson Partners by the Brinson Global, Brinson Global Equity and Brinson Non-U.S. Equity Funds is higher than the advisory fees paid by most other mutual funds, but is comparable to those of other mutual funds with similar investment objectives. The Advisor, however, has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses, of the Brinson Global Fund-Class I, Brinson Global Equity Fund-Class I, Brinson Global Bond Fund-Class I, Brinson U.S. Balanced Fund-Class I, Brinson U.S. Equity Fund-Class I, Brinson U.S. Bond Fund-Class I and Brinson Non-U.S. Equity Fund-Class I will never exceed 1.10%, 1.00%, 0.90%, 0.80%, 0.80%, 0.60% and 1.00%, respectively.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  Funds Distributor, Inc. ("FDI"), 60 State Street, Suite 1300, Boston, MA 02109, was engaged pursuant to an agreement dated February 5, 1997, for the limited purpose of acting as underwriter to facilitate the filing of notices regarding sale of the shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

ADMINISTRATIVE, ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN SERVICES

  The Trust, on behalf of each Series, has entered into a Multiple Services Agreement (the "Services Agreement") with Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201 ("MSTC"), pursuant to which MSTC is required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Series, including the coordination and monitoring of any third party service providers.

  MSTC provides custodian services for the securities and cash of the Series. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made plus a per transaction fee for transactions during the period and out-of-pocket expenses.

  As authorized under the Services Agreement, MSTC has entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to the Series. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. Subject to the supervision of the Board of Trustees of the Trust, MSTC supervises and monitors such services provided by CGFSC.

  Pursuant to the CGFSC Agreement, CGFSC provides:

    (1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to investors, registration statements and other documents; and responding to Investor inquiries;

    (2) accounting and portfolio valuation services, including the daily calculation of the Fund's net asset value and the preparation of certain financial statements; and

    (3) transfer agency services, including the maintenance of each investor's account records, responding to investors' inquiries concerning accounts, processing purchases and redemptions of the Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions. Shareholder inquiries should be made to the transfer agent at 1-800-448-2430.

  Also as authorized under the Services Agreement, MSTC has entered into a sub-administration agreement (the "FDI Agreement") with FDI under which FDI provides administrative assistance to the Series with respect to (i) regulatory matters, including regulatory developments and examinations, (ii) all aspects of the Series' day-to-day operations, (iii) office facilities, clerical and administrative services, and (iv) maintenance of books and records.

  For its administrative, accounting, transfer agency and custodian services, MSTC receives the following as compensation from the Trust on an annual basis:
0.0025% of the average daily U.S. assets of the Trust; 0.0525% of the average daily non-U.S. assets of the Trust; 0.3250% of the average daily emerging markets equity assets of the Trust; and 0.019% of the average daily emerging markets debt assets of the Trust. MSTC receives an additional fee of 0.075% of the average daily net assets of the Trust for administrative duties, the latter subject to the expense limitation applicable to the Trust. No fee (asset based or otherwise) is charged on any investments made by any fund into any other fund sponsored or managed by the Advisor and assets of a fund that are invested in another investment company or series thereof sponsored or managed by the Advisor will not be counted in determining the 0.075% administrative duties fee or the applicability of the expense limitation on such fee. The foregoing fees include all out-of-pocket expenses or transaction charges incurred by MSTC and any third party service provider in providing such services. Pursuant to the CGFSC Agreement and the FDI Agreement, MSTC pays CGFSC and FDI, respectively, for the services that CGFSC and FDI provide to MSTC in fulfilling MSTC's obligations under the Services Agreement.

INDEPENDENT AUDITORS

  Ernst & Young LLP, Chicago, Illinois, are the independent auditors of the Trust.

PURCHASE OF SHARES

  Shares of the Funds may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent. There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Brinson Fund-Class I shares or any Series. The Funds will not accept a check endorsed over by a third-party. The minimum initial investment for Fund shares is $1,000,000. Subsequent investments for Fund shares will be accepted in minimum amounts of $2,500. The Trust reserves the right to vary the initial investment minimum and impose minimums for additional investments in any of the Funds at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor.

  Purchase orders for shares of the Funds which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Funds' net asset values per share are calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Funds received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

  Under certain circumstances, the Trust has entered into one or more agreements (each, a "Sales Agreement") with brokers, dealers or financial institutions (each, an "Authorized Dealer") under which the Authorized Dealer may directly, or through intermediaries that the Authorized Dealer is authorized to designate under the Sales Agreement (each, a "Sub-designee"), accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase order when the Authorized Dealer or Sub-designee accepts the purchase order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Funds may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

PURCHASES MAY BE MADE IN ONE OF THE FOLLOWING WAYS:

                               INITIAL INVESTMENT            SUBSEQUENT INVESTMENTS
                         ------------------------------- -------------------------------
                         MINIMUM $1,000,000              MINIMUM $2,500
BY MAIL                  . Complete and sign the Account . Make your check payable
                          Application accompanying this   to "Brinson        Fund- Class
                          Prospectus.                     I."
                         . Make your check payable to    . Enclose the remittance
                          "Brinson        Fund-Class I."  portion of
                                                          your account statement and
                                                          include
                                                          the amount of investment, the
                                                          account name and number.
                         . Mail to the address indicated . Mail to the address indicated
                          on                              on
                          the Account Application.        your account statement or
                                                          enclose
                                                          in the envelope provided.
BY WIRE                  . Call 1-800-448-2430 to
                          arrange for a wire
                          transaction.
                         . Wire federal funds within 24  . Wire federal funds to:
                          hours to:                       THE CHASE MANHATTAN BANK
                          THE CHASE MANHATTAN BANK        ABA#021000021
                          ABA#021000021                   DDA#9102-783504
                          DDA#9102-783504                 FOR: "BRINSON          FUND-
                          FOR: "BRINSON          FUND-    CLASS I" AND INCLUDE YOUR NAME
                          CLASS I" AND INCLUDE YOUR NAME  AND ACCOUNT NUMBER.
                          AND NEW ACCOUNT NUMBER.
                         . Complete and sign the Account
                          Application and mail to the
                          address
                          indicated on the Account
                          Application immediately
                          following the initial wire
                          transaction.
BY TELEPHONE             . Call 1-800-448-2430 to        . Call 1-800-448-2430 to
                          arrange for a telephone         arrange for a telephone
                          transaction.                    transaction.
PURCHASING BY EXCHANGES  . You may open a new account    . You may purchase additional
                          for a Series of the Trust by    shares of a Series of the
                          making an exchange from an      Trust by making an exchange
                          existing Brinson Fund-Class I   from an existing Brinson Fund-
                          account of any other Series of  Class I account of any other
                          the Trust. Exchanges may be     Series of the Trust. Exchanges
                          made by mail or telephone.      may be made by mail or
                          Call 1-800-448-2430 for         telephone. Call 1-800-448-2430
                          assistance.                     for assistance.
AUTOMATICALLY            . Please refer to "Automatic    . Please refer to "Automatic
                          Investment Plan" under          Investment Plan" under
                          "Account Options" or call 1-    "Account Options" or call 1-
                          800-448-2430 for assistance.    800-448-2430 for assistance.

ACCOUNT OPTIONS

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at 1-800-448-2430.

        ACCOUNT OPTIONS                          INSTRUCTIONS
 ------------------------------ -----------------------------------------------
 AUTOMATIC INVESTMENT PLAN      . You may have money deducted directly
                                  from your checking, savings or bank
                                  money market accounts for investment in
                                  the Funds each month or quarter.
                                . Complete the Automatic Investment Plan
                                  Application, which is available upon
                                  request by calling 1-800-448-2430, and
                                  mail it to the address indicated.
                                . The initial account must be opened
                                  first with the initial $1,000,000
                                  minimum investment, with subsequent
                                  minimum investments of $500 pursuant to
                                  the Automatic Investment Plan.
                                . The account designated will be debited
                                  in the specified amount, on the date
                                  indicated, and Fund shares will be
                                  purchased. The Trust may alter or
                                  terminate the Automatic Investment Plan
                                  at any time.
 SYSTEMATIC WITHDRAWAL PLAN     . A shareholder with a minimum account of
                                  $1,000,000 may direct the transfer
                                  agent to send the shareholder (or
                                  anyone the shareholder designates)
                                  regular, monthly, quarterly or semi-
                                  annual payments. Each payment under a
                                  Systematic Withdrawal Plan ("SWP") must
                                  be at least $500. Such payments are
                                  drawn from share redemptions.
                                . Shareholders participating in the SWP
                                  must elect to have their dividends and
                                  distributions automatically reinvested
                                  in additional Fund shares.
                                . The Trust may terminate any SWP for an
                                  account if the value of the account
                                  falls below $50,000 as a result of
                                  share redemptions or an exchange of
                                  shares of a Fund for Brinson Fund-Class
                                  I shares of another Series of the
                                  Trust.
 INDIVIDUAL RETIREMENT ACCOUNTS . An IRA is a tax-deferred retirement savings account that may be used by an
                                  individual under age 70 1/2 who has
                                  compensation or self-employment income
                                  and his or her unemployed spouse, or an
                                  individual who has received a qualified
                                  distribution from his or her employer's
                                  retirement plan.
                                . The minimum purchase requirement for
                                  IRAs is $2,000.

REDEMPTION OF SHARES

  Shares of the Funds may be redeemed without charge on any business day that the NYSE is open. Redemptions will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Funds' net asset values per share are calculated are effected that day. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

  Under the Sales Agreement, the Authorized Dealer or Sub-designee is authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when the Authorized Dealer or Sub-designee accepts the redemption order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board of Trustees, result in the necessity of a Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Series, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Series. In-kind payments need not constitute a cross-section of a Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

SHARES MAY BE REDEEMED IN ONE OF THE FOLLOWING WAYS:

 BY MAIL                    . Submit a written request for redemption with:

                            . The Fund's name;
                            . Your Fund account number;
                            . The dollar amount or number of shares to be
                              redeemed; and
                            . Signatures of all persons required to sign for
                              transactions, exactly as their names appear on the Account Application.
                            . A signature guarantee for the signature of each
                              person in whose name the account is registered is required on all written redemption requests over $5,000.
                            . Mail to the address indicated on the Account
                              Application. Questions may be directed to the transfer agent at 1-800-448-2430.

 BY WIRE                    n This service must be elected either on the
 LOGO                         initial application or subsequently arranged in
                              writing.
                            n Shares may be redeemed by instructing the
                              transfer agent by telephone at 1-800-448-2430.
                            n Wire redemption requests must be received by the
                              transfer agent before 4:00 p.m. Eastern time for
                              money to be wired the next business day.
 BY TELEPHONE 1-800-448-    n This service must be elected either on the
 2430                         initial application or subsequently arranged in
 =                            writing.
                            n Shares may be redeemed by instructing the
                              transfer agent by telephone at 1-800-448-2430.
                            n Shares will be sold at the next share price
                              calculated after the order is received and
                              accepted. Share price is normally calculated at
                              4:00 p.m. Eastern time.
 AUTOMATICALLY              n Please refer to "Systematic Withdrawal Plan"
                              under "Account Options" or call 1-800-448-2430
                              for assistance.

----------
NOTE: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the Brinson Funds by wire or telephone may be modified or terminated at any time by the Trust.

TELEPHONE TRANSACTIONS:

  Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if they do not, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES:

  Fund shares may be exchanged for Brinson Fund-Class I shares of any other Series within the Trust. Exchanges will not be permitted between the Brinson Fund-Class I shares and either the SwissKey Fund class shares or the Brinson Fund-Class N shares of a Series of the Trust.

  Fund shares may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of the relative net asset value per share of the Brinson Fund-Class I shares of the Fund from which, and the Fund into which, the exchange is made. Exchanges may be made only for shares of a Series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one Series and reinvested in shares of another Series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other Series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading.

TRANSFER OF SECURITIES:

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Series that meet the Series' investment objective and policies. Securities transferred to a Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Series in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, as amended, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

NET ASSET VALUE

  The net asset value per share for each class of shares of the Series is computed by adding, with respect to each class of shares, the value of a Series' investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of the shares of each classes' shares, all of which are sold on a continuous basis, is the net asset value of that class. The valuation of assets for determining the net asset value may be summarized as follows:

    Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. The Series realizes a gain or loss upon settlement of the contracts. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time.

    Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by the Series in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day.

  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a class of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

  The Series' portfolio securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a class of a Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

  All of the Series' classes of shares will bear pro rata all of the expenses of that Series common to all classes. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Series represented by the value of shares of such class, except that the Brinson Fund-Class N and SwissKey Fund class shares will bear 12b-1 expenses payable under their respective 12b-1 plans.

  Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class, and related performance, of the Series may vary. The per share net asset value of the Brinson Fund-Class N shares and the SwissKey Fund class shares will generally be lower than that of the Brinson Fund-Class I shares of a Series because of the higher expenses borne by the SwissKey Fund class shares and the Brinson Fund-Class N shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expenses differential among the classes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

  The Series will distribute their net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of their net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Series, if later) and ending October 31, and, at the same time, will distribute all of their net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

  Dividends and other distributions paid by a Series with respect to its Brinson Fund-Class N, Brinson Fund-Class I and SwissKey Fund class shares are calculated in the same manner and at the same time. The per share amount of any income dividends will generally differ among the classes only to the extent that the Brinson Fund-Class N and SwissKey Fund class are subject to separate 12b-1 fees. The per share dividends on SwissKey Fund class shares and Brinson Fund-Class N shares will be lower than the per share dividends on the Brinson Fund-Class I shares of each Series as a result of the distribution and service fees applicable with respect to the SwissKey Fund class shares and Brinson Fund-Class N shares.

  Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of the same class of a Series at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  Each Series has qualified, and intends to continue to qualify, for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("the Code"). Such qualification relieves a Series of liability for federal income taxes to the extent the Series' earnings are distributed in accordance with the Code. Each Series is treated as a separate corporate entity for federal tax purposes.

  Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income. All distributions may be subject to state and local taxes.

  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of a Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the

Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two Series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Series, or if, to the Series' knowledge, an incorrect number has been furnished, or if the Series has been notified by the Internal Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

  If more than 50% of a Series' total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. A Series will make such an election only if it deems such election to be in the best interests of its shareholders. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata share of foreign taxes paid by the Series. However, shareholders will be able to treat their pro rata share of foreign taxes as either a deduction (itemized deduction in the case of individuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax returns.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund and consists of seven different Series. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. All of the Series, except the Global Bond Fund, are diversified portfolios. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

  Each Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such series. Shares of each series represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of each Series' Brinson Fund-Class N and SwissKey Fund classes shall have voting rights with respect to the Rule 12b-1 plan relating to such classes, respectively, as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers seven investment portfolios or series-Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund. Three classes of shares are currently issued by the Trust for each Series, the Brinson Fund-Class N, Brinson Fund-Class I and SwissKey Fund classes.

VOTING RIGHTS

  Each issued and outstanding full and fractional share of a Series is entitled to one full and fractional vote in the Series and all shares of each Series participate equally with regard to dividends, distributions, and liquidations with respect to that Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the Brinson Fund-Class N shareholders may vote on matters related to the Rule 12b-1 plan associated with that class and only the SwissKey Fund class shareholders may vote on matters related to the Rule 12b-1 plan associated with that class.

  As of August 29, 1997, Swiss Bank Corporation and Schweizerischer Bankverein each held of record more than 25% of the outstanding shares of the Global Equity Fund; Baptist Health Systems, Inc. held of record more than 25% of the outstanding shares of the Global Bond Fund; Bankers Trust Co. held of record more than 25% of the outstanding shares of the U.S. Balanced Fund; Wachovia Bank and Lafayette College Endowment each held of record more than 25% of the outstanding shares of the U.S. Bond Fund; and Northern Trust held of record more than 25% of the Non-U.S. Equity Fund. A shareholder that holds such a percentage of the outstanding shares of a Series may be deemed a controlling person of that Series under the 1940 Act.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The U.S. Securities and Exchange Commission, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Series. In addition, subject to certain conditions, shareholders of each Series may apply to the Series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TURNOVER (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND)

  As a result of the investment policies of the Global Fund, Global Bond Fund, U.S. Balanced Fund and U.S. Bond Fund, their portfolio turnover rates may exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by the Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income for tax purposes.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

  When buying or selling securities, the Series may pay commissions to brokers who are affiliated with the Advisor or the Series. The Series may purchase securities in certain underwritten offerings for which an affiliate of the Series or the Advisor may act as an underwriter. The Series may effect futures transactions through, and pay commissions to, futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees of the Trust.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call the Brinson Funds at 1-800-448-2430 or write to The Brinson Funds, P.O. Box 2798, Boston, MA 02208-2798.

PERFORMANCE INFORMATION

  From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the Brinson Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Shearson Lehman Hutton Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Brinson Funds' calculations of yield or total return. Further information about the performance of the Funds is included in the Funds' Annual Report dated June 30, 1997, which may be obtained without charge by contacting the Trust at 1-800-448-2430. The performance of the Brinson Fund-Class N shares, however, is not included in such Annual Report as such performance commenced after June 30, 1997.

APPENDIX A

INVESTMENT POLICIES AND TECHNIQUES

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND AND NON-U.S. EQUITY FUND): The Series may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Series expect their U.S. equity investments to emphasize large and intermediate capitalization companies, although the Global Fund may also invest in small capitalization equity markets. The equity markets in the non-U.S. component of the Series will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Global Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Global Fund also may invest in open-end investment companies advised by Brinson Partners, in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): The Series may invest in a broad range of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities, supranational issuers as well as corporations and other business organizations. The Series may purchase U.S. dollar denominated securities that reflect a broad range of investment maturities, qualities and sectors. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by S&P or Baa3 by Moody's or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. While securities rated BBB- or Baa3 are regarded as having an adequate capacity to pay principal and interest, such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics; and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated bonds. Securities rated lower than BBB- by S&P and Baa3 by Moody's are classified as non-investment grade securities (commonly referred to as "junk bonds"), carry a higher degree of risk and are considered to be speculative by the major credit rating agencies. Each Series currently intends to limit its aggregate investment in non-investment grade debt securities of its U.S. and non-U.S. dollar denominated fixed income assets to no more than 5% of its net assets. To the extent that a security held by a Series is downgraded to below investment grade, the Series will dispose of that or another non-investment grade security so that no more than 5% of its assets will be invested in below investment grade securities. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities.

  The non-U.S. fixed income component of the Series will typically be invested in the securities of non-U.S. governments, governmental agencies and supranational issues. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others: the World Bank, the European

Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

  The Global Fund may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt securities of developing countries' corporate issuers.

  CASH AND CASH EQUIVALENTS (ALL SERIES): The Series may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

  ZERO COUPON SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and, therefore, are issued and traded at a discount from their value at maturity or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Series investing in zero coupon securities will realize no cash until the cash payment date and, if the issuer defaults, a Series may obtain no return at all on its investment. The market price of zero coupon securities generally is more volatile than the market price of securities that pay interest periodically and are likely to be more responsive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount accrued and to distribute the same to shareholders annually, even if no payment is received before the distribution date.

  MORTGAGE- AND ASSET-BACKED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED AND U.S. BOND FUND): Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by agencies or instrumentalities of the U.S. government. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, the rate of return on these securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, if a Series purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Series purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Series at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

  WHEN-ISSUED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED AND U.S. BOND FUND): The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to a Series. At the time of settlement, the market value of the security may be more or less than the purchase price. The Series will establish a segregated account consisting of cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in an amount equal to the amounts of their when-issued securities. The cash, U.S. government securities, equity securities, investment or non-investment grade debt securities and other assets held in any segregated account maintained by the Series with respect to any when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (the assets held in a segregated account are referred to in this Prospectus as "Segregated Assets").

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND): The Series may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

  The Series may enter into forward contracts for hedging purposes as well as non-hedging purposes. For hedging purposes, a Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. A Series may also enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates.

  When a Series enters into forward contracts for non-hedging purposes, it will establish a segregated account with its custodian bank in which it will maintain Segregated Assets equal in value to its obligations with respect to their forward contracts for non-hedging purposes.

  At the maturity of a forward contract, a Series may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Series may realize a gain or loss from currency transactions.

  OPTIONS ON CURRENCIES (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND): The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the respective portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by a Series will be "covered," which means that the Series will own an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to put options on foreign currency written by a Series, the Series will establish a segregated account with its custodian bank consisting of Segregated Assets equal in value to the amount the Series would be required to deliver upon exercise of the put.

  FUTURES CONTRACTS (ALL SERIES): The Series may enter into contracts for the future purchase or sale of securities and indices. The Global Funds and the Non-U.S. Equity Fund also may enter into contracts for the future purchase or sale of foreign currencies. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A Series may enter into a futures contract to the extent that not more than 5% of its assets are required as futures contract margin deposits and its obligations relating to such futures transactions represent not more than 25% of the Series' assets. The Series may also effect futures transactions through futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees.

  The Global Fund, Global Equity Fund, Global Bond Fund and Non-U.S. Equity Fund will enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

  OPTIONS (ALL SERIES): The Series may purchase and write put and call options on foreign or U.S. securities and indices and enter into related closing transactions. A Series' may use options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter and recognized foreign exchanges. It is the position of the U.S. Securities and Exchange Commission that over-the-counter options are illiquid. Accordingly, a Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.

  REPURCHASE AGREEMENTS (ALL SERIES): The Series may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of a Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or as a receivable.

  BORROWING (ALL SERIES): Each Series is authorized, within specified limits, to borrow money as a temporary defensive measure for extraordinary purposes and to pledge its assets in connection with such borrowings.

  LOANS OF PORTFOLIO SECURITIES (ALL SERIES): Each Series may loan its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent factors by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

  RULE 144A AND ILLIQUID SECURITIES (ALL SERIES): Each Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees.

  INVESTMENT COMPANY SECURITIES (GLOBAL FUND): The Trust has received an exemptive order (the "Exemptive Order") from the U.S. Securities and Exchange Commission which permits each Series to invest its assets in certain portfolios of Brinson Relationship Funds, another registered investment company advised by Brinson Partners. Currently, only the Global Fund intends to invest in the portfolios of Brinson Relationship Funds and only to the extent consistent with Brinson Partners' investment process of allocating assets to specific asset classes. The Global Fund will invest in the portfolios of Brinson Relationship Funds to obtain exposure to the following asset classes: (1) equity and fixed income securities of issuers located in emerging market countries ("Emerging Market Securities"); (2) equity securities issued by companies with relatively small overall market capitalizations ("Small Cap Securities"); and (3) high yield securities ("High Yield Securities"). The Global Fund will invest in corresponding portfolios of Brinson Relationship Funds only to the extent the Advisor determines that such investments are a more efficient means for the Global Fund to gain exposure to the asset classes identified above than by investing directly in individual securities. Thus, to gain exposure to Emerging Market Securities, the Global Fund will invest in the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund portfolios of Brinson Relationship Funds. To gain exposure to Small Cap Securities and High Yield Securities, the Global Fund will invest in the Brinson Post-Venture Fund and the Brinson High Yield Fund portfolios, respectively, of Brinson Relationship Funds. Each portfolio of Brinson Relationship Funds in which the Global Fund may invest is permitted to invest in the same securities of a particular asset class in which the Global Fund is permitted to invest directly, and with similar risks.

RUSSIAN SECURITIES (GLOBAL FUND)

  The Series may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Investment Company Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Series could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Series to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Series from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

  In light of the risks described above, the Board of Trustees of the Series has approved certain procedures concerning the Series' investments in Russian securities. Among these procedures is a requirement that the Series will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Series' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Series. This requirements will likely have the effect of precluding investments in certain Russian companies that the Series would otherwise make.

                                                       ---------------------
                                                         The Brinson Funds


                                                        Brinson Global Fund
                                                     Brinson Global Equity Fund
                                                      Brinson Global Bond Fund
                                                     Brinson U.S. Balanced Fund
                                                      Brinson U.S. Equity Fund
                                                       Brinson U.S. Bond Fund
                                                    Brinson Non-U.S. Equity Fund

                                                             Prospectus

                                                         September 25, 1997



                                                            Global Institutional
The Brinson Funds                                             Asset Management
-------------------------------------------------------     --------------------
209 South LaSalle Street . Chicago, Illinois 60604-1295
Tel: 1-800-448-2430

                            [SWISSKEY FUNDS LOGO]

                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS

                            SEPTEMBER 25, 1997

  This Prospectus describes the SWISSKEY FUND CLASS of the investment portfolios offered by The Brinson Funds (the "Trust"). The Trust is an open-end management investment company advised by Brinson Partners, Inc., which currently offers seven distinct investment portfolios: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund (each a "Series" and collectively, the "Series"). Each Series offers three separate classes of shares--the SwissKey Fund class, the Brinson Fund-Class I and the Brinson Fund-Class N classes. The SwissKey Fund classes of the Series are referred to as the: SwissKey Global Fund, SwissKey Global Equity Fund, SwissKey Global Bond Fund, SwissKey U.S. Balanced Fund, SwissKey U.S. Equity Fund, SwissKey U.S. Bond Fund and SwissKey Non-U.S. Equity Fund (each a "Fund" and collectively, the "SwissKey Funds" or "Funds"). This Prospectus pertains only to the SwissKey Fund class shares, which do not have a sales load, but are subject to annual 12b-1 plan expenses. The Brinson Fund-Class N shares do not have a sales load, but are subject to annual 12b-1 plan expenses. The Brinson Fund-Class I shares, which are designed primarily for institutional investors, do not have a sales load and are not subject to annual 12b-1 plan expenses. Further information relating to the Brinson Fund-Class N shares and the Brinson Fund-Class I shares of the Trust may be obtained by calling 1-800-448-2430.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the SwissKey Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Funds and the other classes of shares of the Trust's investment portfolios is contained in the Statement of Additional Information dated September 25, 1997, as amended from time to time, which has been filed with the U.S. Securities and Exchange Commission and is available upon request and without charge from the Trust at the addresses and telephone numbers below. The Statement of Additional Information is incorporated by reference into this Prospectus. The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Trust and the Series is maintained electronically with the U.S. Securities and Exchange Commission at its Internet Web site (http://www.sec.gov).

  AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. AN INVESTMENT IN ANY SERIES INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UNDERWRITER:                              ADVISOR:
Funds Distributor, Inc.                   Brinson Partners, Inc.
60 State Street                           209 South LaSalle Street
Suite 1300                                Chicago, IL 60604-1295
Boston, MA 02109                          1-800-SWISSKEY
1-800-SWISSKEY

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Annual Fund Operating Expenses.............................................   3
Financial Highlights.......................................................   5
Description of the Funds...................................................   6
Investment Objectives and Policies.........................................   6
  Global Fund..............................................................   6
  Global Equity Fund.......................................................   7
  Global Bond Fund.........................................................   7
  U.S. Balanced Fund.......................................................   8
  U.S. Equity Fund.........................................................   8
  U.S. Bond Fund...........................................................   8
  Non-U.S. Equity Fund.....................................................   9
Investment Considerations and Risks........................................   9
Management of the Trust....................................................  12
Portfolio Management.......................................................  13
Administration of the Trust................................................  13
Purchase of Shares.........................................................  15
Account Options............................................................  17
Redemption of Shares.......................................................  17
Net Asset Value............................................................  20
Distribution Plan..........................................................  22
Dividends, Distributions and Taxes.........................................  23
General Information........................................................  24
Performance Information....................................................  26
Appendix A.................................................................  27

  THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                         TOTAL FUND
                                                                                     OPERATING EXPENSES
                             MANAGEMENT FEES       12B-1       OTHER EXPENSES     (AFTER FEE WAIVER AND/OR
                          (AFTER FEE WAIVER)/1/ EXPENSES/2/ (AFTER REIMBURSEMENT)  EXPENSE REIMBURSEMENT)
                          --------------------- ----------- --------------------- ------------------------
SwissKey Global Fund....          0.80%            0.65%            0.19%                  1.64%
SwissKey Global Equity
 Fund...................          0.55%            0.75%            0.45%                  1.75%
SwissKey Global Bond
 Fund...................          0.33%            0.49%            0.57%                  1.39%
SwissKey U.S. Balanced
 Fund...................          0.62%            0.50%            0.18%                  1.30%
SwissKey U.S. Equity
 Fund...................          0.61%            0.52%            0.19%                  1.32%
SwissKey U.S. Bond Fund.          0.00%            0.47%            0.60%                  1.07%
SwissKey Non-U.S. Equity
 Fund...................          0.80%            0.81%            0.20%                  1.81%

----------

/1/Pursuant to the terms of the Investment Advisory Agreements between the Trust on behalf of each Series and the Advisor, the Advisor is to receive a monthly fee at the following annual rates for each of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund: 0.80%, 0.80%, 0.75%, 0.70%, 0.70%,
   0.50% and 0.80%, respectively. Brinson Partners has agreed irrevocably to waive its fees and reimburse certain expenses so that total operating expenses, with the exception of 12b-1 expenses, of the SwissKey Global Fund, SwissKey Global Equity Fund, SwissKey Global Bond Fund, SwissKey U.S. Balanced Fund, SwissKey U.S. Equity Fund, SwissKey U.S. Bond Fund and SwissKey Non-U.S. Equity Fund will never exceed 1.10%, 1.00%, 0.90%, 0.80%, 0.80%, 0.60% and 1.00%, respectively. Absent these fee waivers and expense reimbursements, the total operating expenses for the SwissKey Fund class shares of the Series for the fiscal year ended June 30, 1997 would have been 2.00% -Global Equity Fund, 1.81% - Global Bond Fund, 1.38% - U.S. Balanced Fund, 1.41% - U.S. Equity Fund and 2.12% - U.S. Bond Fund.
/2/For purposes of this Table, "12b-1 Expenses" is comprised of an asset-based sales charge of up to 0.65% of average daily net assets and a service fee of 0.25% of average daily net assets for SwissKey Fund class shares of each Series. See "Distribution Plan." Although the Distribution Plan relating to the SwissKey Funds (the "Plan") provides that the Trust may pay up to an annual rate of 0.65% of the average daily net assets of the SwissKey Fund class shares, plus a 0.25% service fee for each SwissKey Fund class ("distribution fees"), the Trust and the Underwriter have agreed to limit aggregate distribution fees with respect to SwissKey Fund class shares so as not to exceed 0.65%, 0.76%, 0.49%, 0.50%, 0.52%, 0.47% and 0.84% of the
   average daily net assets of the SwissKey Global Fund, SwissKey Global Equity Fund, SwissKey Global Bond Fund, SwissKey U.S. Balanced Fund, SwissKey U.S. Equity Fund, SwissKey U.S. Bond Fund and SwissKey Non-U.S. Equity Fund, respectively.

  Pursuant to rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the SwissKey Funds may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD. This amount also includes service fees.

EXAMPLE: Based on the level of expenses listed above after fee waivers and reimbursements, the total expenses relating to an investment of $1,000 would be as follows assuming a 5% annual return and redemption at the end of each time period.

NAME OF FUND                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------                                     ------ ------- ------- --------
SwissKey Global Fund............................  $17     $52     $89     $194
SwissKey Global Equity Fund.....................  $18     $55     $95     $206
SwissKey Global Bond Fund.......................  $14     $44     $76     $167
SwissKey U.S. Balanced Fund.....................  $13     $41     $71     $157
SwissKey U.S. Equity Fund.......................  $13     $42     $72     $159
SwissKey U.S. Bond Fund.........................  $11     $34     $59     $131
SwissKey Non-U.S. Equity Fund...................  $18     $57     $98     $213

  The foregoing table is designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

-------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  The selected financial information in the following table has been audited by the Funds' independent auditors, whose unqualified reports thereon (the "Reports") appear in the Funds' Annual Report to Shareholders dated June 30, 1997 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' Financial Statements for the fiscal year ending June 30, 1997 and the Reports are incorporated by reference into the Statement of Additional Information.

FINANCIAL HIGHLIGHTS--PERIODS ENDED JUNE 30

  The following table presents financial data relating to a share of beneficial interest outstanding throughout the period presented. This information has been derived from the Funds' financial statements.

                            INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                 LESS DISTRIBUTIONS
                           ------------------------------- -----------------------------
                                                           DISTRIBU-
                                                             TIONS   DISTRIBU-
                                                  TOTAL    FROM AND    TIONS              NET                 NET
                             NET        NET       INCOME   IN EXCESS FROM AND            ASSET              ASSETS
                 NET ASSET INVEST-   REALIZED      FROM     OF NET   IN EXCESS           VALUE-    TOTAL    END OF
                  VALUE-     MENT       AND      INVEST-    INVEST-   OF NET     TOTAL    END     RETURN    PERIOD
                 BEGINNING  INCOME  UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF      (NON-      (IN
YEAR             OF PERIOD  (LOSS)  GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD ANNUALIZED)  000S)
----             --------- -------- ----------- ---------- --------- --------- --------- ------ ----------- -------
SWISSKEY GLOBAL FUND (Commencement of Operations July 31, 1995)
1996............  $11.60    0.39        1.10       1.49     (0.59)    (0.32)    (0.91)   $12.18   13.24%    $14,030
1997............  $12.18    0.34        1.75       2.09     (0.57)    (0.65)    (1.22)   $13.05   18.13%    $26,303
SWISSKEY GLOBAL EQUITY FUND (Commencement of Operations July 31, 1995)
1996............  $10.35   (0.01)       1.93       1.92     (0.01)    (0.69)    (0.70)   $11.57   19.25%    $33,012
1997............  $11.57    0.08        2.13       2.21     (0.06)    (0.99)    (1.05)   $12.73   20.34%    $61,680
SWISSKEY GLOBAL BOND FUND (Commencement of Operations July 31, 1995)
1996............  $10.56    0.78        0.15       0.93     (1.37)    (0.10)    (1.47)   $10.02    9.17%    $ 3,653
1997............  $10.02    0.62        0.10       0.72     (0.94)    (0.19)    (1.13)   $ 9.61    7.20%    $ 4,110
SWISSKEY U.S. BALANCED FUND (Commencement of Operations July 31, 1995)
1996............  $11.38    0.42        0.86       1.28     (0.42)    (0.57)    (0.99)   $11.67   11.54%    $   779
1997............  $11.67    0.38        1.31       1.69     (0.36)    (0.54)    (0.90)   $12.46   14.99%    $ 1,649
SWISSKEY U.S. EQUITY FUND (Commencement of Operations July 31, 1995)
1996............  $11.94    0.10        2.92       3.02     (0.13)    (0.25)    (0.38)   $14.58   25.70%    $ 5,387
1997............  $14.58    0.11        4.22       4.33     (0.09)    (1.23)    (1.32)   $17.59   31.28%    $35,039
SWISSKEY U.S. BOND FUND (Commencement of Operations August 31, 1995)
1996............  $10.00    0.46       (0.13)      0.33     (0.38)    (0.03)    (0.41)   $ 9.92    3.24%    $   636
1997............  $ 9.92    0.46/2/     0.32       0.78     (0.48)       --     (0.48)   $10.22    7.91%    $ 1,399
SWISSKEY NON-U.S. EQUITY FUND (Commencement of Operations July 31, 1995)
1996............  $10.26    0.12        1.45       1.57     (0.15)    (0.56)    (0.71)   $11.12   15.78%    $ 1,262
1997............  $11.12    0.11        1.93       2.04     (0.11)    (0.56)    (0.67)   $12.49   19.32%    $ 7,797
                          RATIOS/SUPPLEMENTAL DATA
                 -------------------------------------------
                                           RATIO OF NET
                   RATIO OF EXPENSES     INVESTMENT INCOME
                    TO AVERAGE NET        TO AVERAGE NET
                        ASSETS                ASSETS
                 --------------------- ---------------------
                                                                        AVERAGE
                   BEFORE     AFTER      BEFORE     AFTER              COMMISS-
                  EXPENSE    EXPENSE    EXPENSE    EXPENSE   PORTFOLIO    ION
                 REIMBURSE- REIMBURSE- REIMBURSE- REIMBURSE- TURNOVER  RATE PAID
YEAR                MENT       MENT       MENT       MENT      RATE    PER SHARE
----             ---------- ---------- ---------- ---------- --------- ---------
SWISSKEY GLOBAL FUND (Commencement of Operations July 31, 1995)
1996............  1.69%/1/        N/A   3.04%/1/        N/A    142%     $0.0291
1997............  1.64%           N/A   2.38%           N/A    150%     $0.0326
SWISSKEY GLOBAL EQUITY FUND (Commencement of Operations July 31, 1995)
1996............  2.53%/1/   1.76%/1/  (0.19)%/1/  0.58%/1/     74%     $0.0288
1997............  2.00%      1.75%      0.60%      0.85%        32%     $0.0246
SWISSKEY GLOBAL BOND FUND (Commencement of Operations July 31, 1995)
1996............  2.14%/1/   1.39%/1/   4.49%/1/   5.24%/1/    184%         N/A
1997............  1.81%      1.39%      4.41%      4.83%       235%         N/A
SWISSKEY U.S. BALANCED FUND (Commencement of Operations July 31, 1995)
1996............  1.51%/1/   1.30%/1/   3.26%/1/   3.47%/1/    240%     $0.0481
1997............  1.38%      1.30%      3.28%      3.36%       329%     $0.0441
SWISSKEY U.S. EQUITY FUND (Commencement of Operations July 31, 1995)
1996............  1.66%/1/   1.32%/1/   0.61%/1/   0.95%/1/     36%     $0.0457
1997............  1.41%      1.32%      0.54%      0.63%        43%     $0.0422
SWISSKEY U.S. BOND FUND (Commencement of Operations August 31, 1995)
1996............  4.10%/1/   1.07%/1/   2.53%/1/   5.56%/1/    363%         N/A
1997............  2.12%      1.07%      4.67%      5.72%       410%         N/A
SWISSKEY NON-U.S. EQUITY FUND (Commencement of Operations July 31, 1995)
1996............  2.04%/1/   1.84%/1/   0.83%/1/   1.03%/1/     20%     $0.0219
1997............  1.81%           N/A   1.02%           N/A     25%     $0.0245

-----
/1/Annualized

/2/The net investment income per share was determined by using average shares outstanding throughout the period.
N/A=Not Applicable

DESCRIPTION OF THE FUNDS

  The investment objective of each Series is fundamental and may not be changed without a vote of the holders of the majority of the voting securities of the Series. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Series' investment policies are not fundamental and may be changed without shareholder approval. There can be no assurance that the Series will achieve their investment objectives.

  The Series do not intend to concentrate their investments in a particular industry. The Series do not intend to issue senior securities as defined in the Investment Company Act of 1940, as amended (the "Act"), except that each Series may engage in borrowing activities as defined in Appendix A and in the Statement of Additional Information. Each Series' investment objective and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act).

INVESTMENT OBJECTIVES AND POLICIES

GLOBAL FUND

INVESTMENT OBJECTIVE

  The Global Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity, debt and money market securities in domestic and foreign markets, and the Series may invest in other open-end investment companies advised by Brinson Partners. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across global equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the Global Securities Markets Index (the "Global Benchmark"), which is compiled by Brinson Partners.

  The Global Benchmark consists of eight distinct asset classes representing the primary wealth-holding public securities markets. These asset classes are U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash equivalents. Each asset class is represented in the Global Benchmark by an index compiled by an independent data provider. In order to compile the Global Benchmark, the Advisor determines current relative market capitalizations in the world markets (U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash) and then weights each relevant index. Based on this weighting, the Advisor determines the return of the relative indices, applies the index weighting and then determines the return of the Global Benchmark. From time to time, the Advisor may substitute an equivalent index within a given asset class when it believes that such index more accurately reflects the relevant global market.

  Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in equity markets listed in the Morgan Stanley Capital International ("MSCI") World Equity (Free) Index. The

Series will primarily invest in fixed income markets listed in the Salomon Brothers World Government Bond Index. The Series may invest up to 10% of its net assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets.

GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE

  The Global Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity securities that are traded on both domestic and foreign stock exchanges or, in the case of domestic stocks, in the over-the-counter market. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing an active asset allocation strategy across global equity markets, active management of currency exposures and active security selection within each market. The benchmark for the Series is the MSCI World Equity (Free) Index (the "Global Equity Benchmark"). The Global Equity Benchmark is a market driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. The Global Equity Benchmark is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. Although it may invest anywhere in the world, it is expected that the Series' assets will primarily be invested in equity markets listed in the Global Equity Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global market.

GLOBAL BOND FUND

INVESTMENT OBJECTIVE

  The Global Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in debt securities with an initial maturity of more than one year of issuers in at least three countries, one of which may be the United States. The Series seeks to achieve this objective by investing primarily in debt securities that may also provide the potential for capital appreciation. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The Series is a non-diversified portfolio as described in "Investment Considerations and Risks-Non-Diversified Status" below.

  The benchmark for the Series is the Salomon Brothers World Government Bond Index (the "Global Bond Benchmark"). The Global Bond Benchmark is a market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. governments, governmental entities and supranationals. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in fixed income markets listed in the Global Bond Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global fixed income securities market.

U.S. BALANCED FUND

INVESTMENT OBJECTIVE

  The U.S. Balanced Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. Under normal circumstances, the Series will invest at least 25% of its net assets in fixed income securities. The Series may utilize a wide range of equity, debt and money market securities. The Series may also invest in equity securities, including warrants, preferred stock and securities convertible into equity securities. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. It is not the policy of the Series to take unreasonable risks to obtain speculative or aggressively high returns.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across U.S. equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the U.S. Balanced Index (the "U.S. Balanced Benchmark"), which is compiled by Brinson Partners. The U.S. Balanced Benchmark represents a fixed composite of 65% Wilshire 5000 Index, 30% Salomon Brothers Broad Investment Grade Bond Index and 5% 30-day Treasury Bill Index. From time to time, the Advisor may substitute an equivalent index within a given asset class when the Advisor believes that such new index more accurately reflects the relevant U.S. market.

U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of U.S. companies. The Series is a diversified portfolio that seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as in the over-the-counter market. The Series may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Wilshire 5000 Index (the "U.S. Equity Benchmark"). The U.S. Equity Benchmark is a broad weighted index which includes all U.S. common stocks. The U.S. Equity Benchmark is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

U.S. BOND FUND

INVESTMENT OBJECTIVE

  The U.S. Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. As a matter of fundamental policy, under normal circumstances, the Series intends to invest at least 65% of its total assets in U.S. debt securities with an initial maturity of more than one year. The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in fixed income securities, which may also provide the potential for capital appreciation. The Series may also engage in futures and options transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series may invest in a broad range of fixed income securities, including debt securities of the U.S. government, together with its agencies and instrumentalities and the debt securities of U.S. corporations. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by Standard & Poor's Ratings Group ("S&P") or Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities. The Series may invest a portion of its assets in short-term debt securities (including repurchase and reverse repurchase agreements) of corporations, the U.S. government or its agencies or instrumentalities, and banks and finance companies.

  The benchmark for the Series is the Salomon Brothers Broad Investment Grade Bond Index (the "U.S. Bond Benchmark"). The U.S. Bond Benchmark is a market driven broad based index which includes U.S. bonds with over one year to maturity. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant fixed income securities market.

NON-U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The Non-U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, by investing primarily in the equity securities of non-U.S. issuers. Under normal conditions, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries other than the United States. In seeking to achieve its investment objective while controlling risk, the Series may invest in a wide range of equity securities, including: American, European and Global Depositary Receipts, common and preferred stock; debt securities convertible into or exchangeable for common stock; and securities such as warrants or rights that are convertible into common stock. The Series may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in the equity securities of non-U.S. issuers. The benchmark for the Series is the MSCI Non-U.S. Equity (Free) Index (the "Non-U.S. Equity Benchmark"). The Non-U.S. Equity Benchmark is a market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in the equity markets included in the MSCI Non-U.S. Equity (Free) Index.

INVESTMENT CONSIDERATIONS AND RISKS

  The following provides information about the types of instruments in which the Series may invest, strategies employed by Brinson Partners in its attempt to attain each Series' investment objective and a summary of related risks. Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain their investment objectives. A complete list of the Series' investment restrictions and more detailed information about the Series' investments are contained in Appendix A in this Prospectus, and in the Statement of Additional Information.

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND AND NON-U.S. EQUITY FUND) - Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. The Global Fund may invest in small market capitalization companies and in equity securities that are considered by the Advisor to be in their post-venture capital stage. These securities may have limited marketability, and therefore, may be more volatile. Fluctuations in the value of the Series' equity investments will affect the value of their shares and thus the Funds' total returns to investors.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND)

 - All fixed income securities are subject to two types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price and yield of fixed income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed income securities decline, and when interest rates fall, prices rise.

  FOREIGN SECURITIES AND CURRENCY CONSIDERATIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND) - Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Series' portfolios. Additionally, in some non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Series, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Series intend to diversify broadly among countries, but reserve the right to invest a substantial portion of their assets in one or more countries if economic and business conditions warrant such investments. Brinson Partners will take these factors into consideration in managing the Series' investments. Because the Series will keep their books and records in U.S. dollars, the Series will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended, and the applicable U.S. Treasury Regulations, so that generally any component of a gain or loss attributable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

  The U.S. dollar market value of the Series' investments and of dividends and interest earned by the Series may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Although the Series may attempt to manage currency exchange rate risks, there is no assurance that the Series will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Series increase their exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Series.

Similarly, if the Series decrease their exposure to a currency, and the currency's price rises, the Series will lose the opportunity to participate in the currency's appreciation. Each Series will manage currency exposures relative to the normal currency allocation and will consider return and risk of currency exposures relative to its respective Benchmark. In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

  There are additional risks inherent in investing in less developed countries which are applicable to the Global Fund. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries.

  Emerging markets countries such as those in which the Global Fund may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND) - To manage exposure to currency fluctuations, the Series may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options or futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Series will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Series to set aside liquid assets in a segregated custodial account to cover their obligations.

  FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS (ALL SERIES) - The Series may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. A derivative instrument is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The derivative instruments in which the Series may invest include the purchase and writing of options on securities (including index options) and options on foreign currencies, investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government securities, equity or fixed income securities ("futures contracts"), forward contracts and swaps and swap-related products such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors.

  The investment in futures, options, forward contracts, swaps and similar strategies by the Series will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Series to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Series could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Additional risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. A Series could experience losses if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower a Series' return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge). Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to a Series in the event of default by the other party to the contract. The loss from investing in futures transactions is potentially unlimited. A Series does not intend to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  Each Series may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. No Series will engage in derivative investments purely for speculative purposes. A Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio investments.

  Where not specified, investment limitations with respect to a Series' derivative instruments will be consistent with that Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative instruments permitted for the Series, including options, futures, forward contracts and applicable interest rate swaps, are described in greater detail in Appendix A in this Prospectus, and in the Statement of Additional Information.

  NON-DIVERSIFIED STATUS (GLOBAL BOND FUND ONLY) - The Global Bond Fund is classified as a "non-diversified" investment company under the Act, which means that the proportion of the Series' assets that may be invested in the securities of a single issuer is not limited by the Act. Since it may invest a larger portion of its assets in the securities of a single issuer than investment companies that are classified as diversified funds under the Act, an investment in the Global Bond Fund may be subject to greater fluctuations in value than an investment in a diversified fund.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  The Trust is a Delaware business trust. Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm, managing as of June 30, 1997, over $131.4 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of

Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Basel, London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is an indirect wholly-owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Brinson Partners also serves as the investment advisor to nine other investment companies: Brinson Relationship Funds, which includes fifteen investment portfolios (series); The Enterprise Group of Funds, Inc. - International Growth Portfolio; Enterprise Accumulation Trust - International Growth Portfolio; Fort Dearborn Income Securities, Inc.; The Hirtle Callaghan International Trust - The International Equity Portfolio; John Hancock Variable Series Trust I - International Balanced Portfolio; Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments; AON Funds - International Equity Fund; and The Republic Funds - Republic Equity Fund.

  Pursuant to its investment advisory agreements (the "Agreements") with the Trust on behalf of each Series, Brinson Partners receives a monthly fee at various annual percentage rates of each Series' average daily net assets, as described below, for providing investment advisory services. Brinson Partners is responsible for paying its own expenses. Pursuant to the Agreements, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services during the fiscal year ended June 30, 1997, Brinson Partners was entitled under the Agreements to receive from the Global Fund, Global Equity Fund and Non-U.S. Equity Fund a monthly fee at the annual rate of 0.80% of each Series' respective average daily net assets. This fee is higher than the advisory fees paid by most other mutual funds, but is comparable to those of other mutual funds with similar investment objectives. For the fiscal year ended June 30, 1997, Brinson Partners was entitled under the Agreements to receive a monthly fee at the annual rate of the average daily net assets of the following Funds as follows: 0.75% for the Global Bond Fund, 0.70% for the U.S. Balanced Fund and U.S. Equity Fund, and 0.50% for the U.S. Bond Fund. The Advisor, however, has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses, with the exception of 12b-1 expenses, of the SwissKey Global Fund, SwissKey Global Equity Fund, SwissKey Global Bond Fund, SwissKey U.S. Balanced Fund, SwissKey U.S. Equity Fund, SwissKey U.S. Bond Fund and SwissKey Non-U.S. Equity Fund will never exceed 1.10%, 1.00%, 0.90%, 0.80%, 0.80%, 0.60% and
1.00%, respectively.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  Funds Distributor, Inc. ("FDI"), 60 State Street, Suite 1300, Boston, MA 02109, was engaged pursuant to an agreement dated February 5, 1997, for the limited purpose of acting as underwriter to facilitate the filing of notices regarding sales of the shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

ADMINISTRATIVE, ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN SERVICES

  The Trust, on behalf of each Series, has entered into a Multiple Services Agreement (the "Services Agreement") with Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201 ("MSTC"), pursuant to which MSTC is required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Series, including the coordination and monitoring of any third party service providers.

  MSTC provides custodian services for the securities and cash of the Series. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made plus a per transaction fee for transactions during the period and out-of-pocket expenses.

  As authorized under the Services Agreement, MSTC has entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to the Series. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. Subject to the supervision of the Board of Trustees of the Trust. MSTC supervises and monitors such services provided by CGFSC.

  Pursuant to the CGFSC Agreement, CGFSC provides:

    (1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to investors, registration statements and other documents; and responding to Investor inquiries;

    (2) accounting and portfolio valuation services, including the daily calculation of the Fund's net asset value and the preparation of certain financial statements; and

    (3) transfer agency services, including the maintenance of each Investor's account records, responding to investors' inquiries concerning accounts, processing purchases and redemptions of the Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions. Shareholder inquiries should be made to the transfer agent at 1-800-448-2430.

  Also as authorized under the Services Agreement, MSTC has entered into a sub-administration agreement (the "FDI Agreement") with FDI, under which FDI provides administrative assistance to the Series with respect to (i) regulatory matters, including regulatory developments and examinations, (ii) all aspects of the Series' day-to-day operations, (iii) office facilities, clerical and administrative services, and (iv) maintenance of books and records.

  For its administrative, accounting, transfer agency and custodian services, MSTC receives the following as compensation from the Trust on an annual basis:
0.0025% of the average daily U.S. assets of the Trust, 0.0525% of the average daily non-U.S. assets of the Trust, 0.3250% of the average daily emerging markets equity assets of the Trust; and 0.019% of the average daily emerging markets debt assets of the Trust. MSTC receives an additional fee of 0.075% of the average daily net assets of the Trust for administrative duties, the latter subject to the expense limitation applicable to the Trust. No fee (asset based or otherwise) is charged on any investments made by any fund into any other fund sponsored or managed by the Advisor and assets of a fund that are invested in another investment company or series thereof sponsored or managed by the Advisor will not be counted in determining the 0.075% administrative duties fee or the applicability of the expense limitation on such fee. The foregoing fees include all out-of-pocket expenses or transaction charges incurred by MSTC and any third party service provider in providing such services. Pursuant to the CGFSC Agreement and the FDI Agreement, MSTC pays CGFSC and FDI, respectively, for the services that CGFSC and FDI provide to MSTC in fulfilling MSTC's obligations under the Services Agreement.

INDEPENDENT AUDITORS

  Ernst & Young LLP, Chicago, Illinois, are the independent auditors of the Trust.

PURCHASE OF SHARES

  Shares of the Funds may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent. There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the SwissKey Fund class or the Series. The Funds will not accept a check endorsed over by a third-party. The minimum initial investment for Fund shares is $1,000 (including IRAs). Subsequent investments for Fund shares will be accepted in minimum amounts of $50 (including IRAs). The Trust reserves the right to vary the initial investment minimum and minimums for additional investments in the Funds at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor.

  The SwissKey Funds will be marketed directly through the offices of Swiss Bank. Swiss Bank has been providing investment advisory services since its formation in 1872. Through its branches and subsidiaries, Swiss Bank conducts securities research, provides investment advisory services and manages mutual funds in major cities throughout the world, including Amsterdam, Basel, Geneva, Frankfurt, Hong Kong, London, Luxembourg, Monte Carlo, New York, Paris, Singapore, Sydney, Tokyo, Toronto and Zurich.

  The SwissKey Funds may be purchased through broker-dealers having sales agreements with FDI, or through financial institutions having agency agreements with FDI. There is no sales load or charge in connection with the purchase of shares. The SwissKey Fund class shares, however, are subject to annual 12b-1 Plan expenses of up to a maximum of 0.90% (0.25% of which are service fees to be paid by the Funds to FDI, dealers or others for providing personal service and/or maintaining shareholder accounts) of the Funds' average daily net assets of such shares.

  Purchase orders for shares of the Funds which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Funds' net asset values per share are calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Funds received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

  Under certain circumstances, the Trust has entered into one or more agreements (each, a "Sales Agreement") with brokers, dealers or financial institutions (each, an "Authorized Dealer") under which the Authorized Dealer may directly, or through intermediaries that the Authorized Dealer is authorized to designate under the Sales Agreement (each, a "Sub-designee"), accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase order when the Authorized Dealer or Sub-designee accepts the purchase order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Funds may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

PURCHASES MAY BE MADE IN ONE OF THE FOLLOWING WAYS:

                               INITIAL INVESTMENT            SUBSEQUENT INVESTMENTS
                         ------------------------------- -------------------------------
                         MINIMUM $1,000                  MINIMUM $50
BY MAIL                  . Complete and sign the Account . Make your check payable
6                         Application accompanying this   to "SwissKey            Fund."
                          Prospectus.
                         . Make your check payable to    . Enclose the remittance
                          "SwissKey            Fund."     portion of
                                                          your account statement and
                                                          include
                                                          the amount of investment, the
                                                          account name and number.
                         . Mail to the address indicated . Mail to the address indicated
                          on                              on
                          the Account Application.        your account statement or
                                                          enclose
                                                          in the envelope provided.
BY WIRE                  . Call 1-800-SWISSKEY to
                          arrange for a wire
                          transaction.
LOGO                     . Wire federal funds within 24  . Wire federal funds to:
                          hours to:                       THE CHASE MANHATTAN BANK
                          THE CHASE MANHATTAN BANK        ABA # 021000021
                          ABA # 021000021                 DDA # 9102-783504
                          DDA # 9102-783504               FBO "SWISSKEY            FUND"
                          FBO "SWISSKEY            FUND"  AND INCLUDE YOUR NAME AND
                          AND INCLUDE YOUR NAME AND NEW   ACCOUNT NUMBER.
                          ACCOUNT NUMBER.
                         . Complete and sign the Account
                          Application and mail to the
                          address
                          indicated on the Account
                          Application immediately
                          following the initial wire
                          transaction.
BY TELEPHONE             . Call 1-800-SWISSKEY to        . Call 1-800-SWISSKEY to
=                         arrange for a telephone         arrange for a telephone
                          transaction.                    transaction.
PURCHASING BY EXCHANGES  . You may open a new account    . You may purchase additional
O                         for a Series of the Trust by    shares of a Series of the
                          making an exchange from an      Trust by making an exchange
                          existing SwissKey Fund class    from an existing SwissKey Fund
                          account of any other Series of  class account of any other
                          the Trust. Exchanges may be     Series of the Trust. Exchanges
                          made by mail or telephone.      may be made by mail or
                          Call 1-800-SWISSKEY for         telephone. Call 1-800-SWISSKEY
                          assistance.                     for assistance.
AUTOMATICALLY            . Please refer to "Automatic    . Please refer to "Automatic
                          Investment Plan" under          Investment Plan" under
                          "Account Options" or call 1-    "Account Options" or call 1-
                          800-SWISSKEY for assistance.    800-SWISSKEY for assistance.

ACCOUNT OPTIONS

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at 1-800-SWISSKEY.

        ACCOUNT OPTIONS                          INSTRUCTIONS
 ------------------------------ -----------------------------------------------
 AUTOMATIC INVESTMENT PLAN      . You may have money deducted directly
                                  from your checking, savings or bank
                                  money market accounts for investment in
                                  the Funds each month or quarter.
                                . Complete the Automatic Investment Plan
                                  section on the Account Application
                                  accompanying this Prospectus and mail
                                  it to the address indicated.
                                . The account must be opened first with
                                  the initial $1,000 minimum investment
                                  with subsequent minimum investments of
                                  $50 pursuant to the Automatic
                                  Investment Plan.
                                . The account designated will be debited
                                  in the specified amount, on the date
                                  indicated, and Fund shares will be
                                  purchased. The Trust may alter or
                                  terminate the Automatic Investment Plan
                                  at any time.
 SYSTEMATIC WITHDRAWAL PLAN     . A shareholder with a minimum account of
                                  $10,000 may direct the transfer agent
                                  to send the shareholder (or anyone the
                                  shareholder designates) regular,
                                  monthly, quarterly or semi-annual
                                  payments. Each payment under a
                                  Systematic Withdrawal Plan ("SWP") must
                                  be at least $100. Such payments are
                                  drawn from share redemptions.
                                . Shareholders participating in the SWP
                                  must elect to have their dividends and
                                  distributions automatically reinvested
                                  in additional Fund shares.
                                . The Trust may terminate any SWP for an
                                  account if the value of the account
                                  falls below $5,000 as a result of share
                                  redemptions or an exchange of shares of
                                  a Fund for SwissKey Fund class shares
                                  of another Series of the Trust.
 INDIVIDUAL RETIREMENT ACCOUNTS . An IRA is a tax-deferred retirement savings account that may be used by an
                                  individual under age 70 1/2 who has
                                  compensation or self-employment income
                                  and his or her unemployed spouse, or an
                                  individual who has received a qualified
                                  distribution from his or her employer's
                                  retirement plan.
                                . The minimum purchase requirement for
                                  IRAs is $1,000.

REDEMPTION OF SHARES

  Shares of the Funds may be redeemed without charge on any business day that the NYSE is open. Redemptions will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Funds' net asset values per share are calculated are effected that day. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

  Under the Sales Agreement, the Authorized Dealer or Sub-designee is authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when the Authorized Dealer or Sub-designee accepts the redemption order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board of Trustees, result in the necessity of a Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Series, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Series. In-kind payments need not constitute a cross-section of a Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

MINIMUM BALANCES

  Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to involuntarily redeem shares in any Fund account for their then current net asset value (which will be promptly paid to the shareholder) if at any time the total investment does not have a value of at least $1,000 as a result of redemptions and not due to changes in the asset value of the Series. The shareholder will be notified that the value of his or her Fund account is less than the required minimum and will be allowed at least 60 days to bring the value of the account up to the minimum before the redemption is processed.

SHARES MAY BE REDEEMED IN ONE OF THE FOLLOWING WAYS:

 BY MAIL                     n Submit a written request for redemption with:
 6
                             . The Fund's name;
                             . Your Fund account number;
                             . The dollar amount or number of shares to be
                               redeemed; and
                             . Signatures of all persons required to sign for
                               transactions, exactly as their names appear on
                               the Account Application.
                             n A signature guarantee for the signature of each
                               person in whose name the account is registered
                               is required on all written redemption requests
                               over $5,000.
                             n Mail to the address indicated on the Account
                               Application. Questions may be directed to the
                               transfer agent at 1-800-SWISSKEY.
 BY WIRE                     n This service must be elected either on the
 LOGO                          initial application or subsequently arranged in
                               writing.
                             n Shares may be redeemed by instructing the
                               transfer agent by telephone at 1-800-SWISSKEY.
                             n Wire redemption requests must be received by
                               the transfer agent before 4:00 p.m. Eastern
                               time for money to be wired the next business
                               day.
 BY TELEPHONE 1-800-SWISSKEY n This service must be elected either on the
 =                             initial application or subsequently arranged in
                               writing.
                             n Shares may be redeemed by instructing the
                               transfer agent by telephone at 1-800-SWISSKEY.
                             n Shares will be sold at the next share price
                               calculated after the order is received and
                               accepted. Share price is normally calculated at
                               4:00 p.m. Eastern time.
 AUTOMATICALLY               n Please refer to "Systematic Withdrawal Plan"
                               under "Account Options" or call 1-800-SWISSKEY
                               for assistance.

----------
NOTE: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the SwissKey Funds by wire or telephone may be modified or terminated at any time by the Trust.

TELEPHONE TRANSACTIONS:

  Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if they do not, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES:

  Fund shares may be exchanged for SwissKey Fund class shares of any other Series within the Trust. Exchanges will not be permitted between the SwissKey Fund class shares and either the Brinson Fund-Class N shares or the Brinson Fund-Class I shares of a Series of the Trust.

  Fund shares may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of the relative net asset values per share of the SwissKey Fund class shares of the Fund from which, and the Fund into which, the exchange is made. Exchanges may be made only for shares of a Series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one Series and reinvested in shares of another Series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other Series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading.

TRANSFER OF SECURITIES:

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Series that meet the Series' investment objective and policies. Securities transferred to a Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Series in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, as amended, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

NET ASSET VALUE

  The net asset value per share for each class of shares of the Series is computed by adding, with respect to each class of shares, the value of a Series' investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of the shares of each classes' shares, all of which are sold on a continuous basis, is the net asset value of that class. The valuation of assets for determining the net asset value may be summarized as follows:

    Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded.

  Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. The Series realizes a gain or loss upon settlement of the contracts. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time.

    Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by the Series in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day.

  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a class of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

  The Series' portfolio securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

  All of the Series' classes of shares will bear pro rata all of the expenses of that Series common to all classes. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Series represented by the value of shares of such class, except that the Brinson Fund-Class N and the Brinson Fund-Class I, will not incur any of the expenses under the SwissKey Fund class' 12b-1 Plan.

  Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class, and related performance, of the Series may vary. The per share net asset value of the SwissKey Fund class shares and the Brinson Fund-Class N shares will generally be lower than that of the Brinson Fund- Class I shares of a Series because of the higher expenses borne by the SwissKey Fund class shares and the Brinson Fund-Class N shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expense differential among the classes.

DISTRIBUTION PLAN

  The Board of Trustees of the Trust has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Act for the SwissKey Fund class shares. The Plan permits each Series to reimburse FDI, Brinson Partners and others from the assets of the SwissKey Fund class shares a quarterly fee for services and expenses incurred in distributing and promoting sales of the SwissKey Fund class shares. These expenses include, but are not limited to, preparing and distributing advertisements and sales literature, printing prospectuses and reports used for sales purposes, and paying distribution and maintenance fees to brokers, dealers and others in accordance with a selling agreement with the Trust on behalf of the SwissKey Fund class shares or FDI. In addition, each Series may make payments directly to FDI for payment to dealers or others, or directly to others, such as banks, who assist in the distribution of the SwissKey Funds or provide services with respect to the SwissKey Funds.

  Swiss Bank, or one of its affiliates, pursuant to a selected dealer agreement, may provide additional compensation to securities dealers from its own resources in connection with sales of the SwissKey Fund class of shares of the Series.

  The aggregate distribution fees paid by the Series from the assets of the respective SwissKey Fund class shares to FDI and others under the Plan may not exceed 0.90% of a Fund's average daily net assets in any year (0.25% of which are service fees to be paid by the Series to FDI, dealers and others, for providing personal service and/or maintaining shareholder accounts). The Plan provides, however, that the aggregate distribution fees for each respective Fund shall not exceed the following maximum amounts for the 1997 fiscal year:
SwissKey Global Fund-0.65%, SwissKey Global Equity Fund-0.76%, SwissKey Global Bond Fund-0.49%, SwissKey U.S. Balanced Fund-0.50%, SwissKey U.S. Equity Fund-0.52%, SwissKey U.S. Bond Fund-0.47% and SwissKey Non-U.S. Equity Fund-0.84%.

  The Plan applies only to the SwissKey Fund class shares of each Series. Shares of other classes are not included in calculating the Plan's fees and the Plan is not used to assist in the distribution and marketing of each Series' Brinson Fund-Class I or Brinson Fund-Class N shares. All payments made by the SwissKey Fund class shares of a Series pursuant to the Plan shall be made for the purpose of selling shares issued by the SwissKey Fund class of the Series. Distribution expenses which are attributable to a particular class of a Series will be charged against the assets of that class of that Series. Distribution expenses which are attributable to more than one class or Series will be allocated among the classes or Series, in proportion to their relative net assets.

  The quarterly fees paid to FDI under the Plan are subject to the review and approval by the Trust's Trustees who are not "interested persons" of the Advisor or FDI (as defined in the Act) and who may reduce the fees or terminate the Plan at any time.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

  The Series will distribute their net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of their net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Series, if later) and ending October 31, and, at the same time, will distribute all of their net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

  Dividends and other distributions paid by a Series with respect to its SwissKey Fund class, and Brinson Fund-Class N and Brinson Fund-Class I shares are calculated in the same manner and at the same time. The per share amount of any income dividends will generally differ among the classes only to the extent that the Brinson Fund-Class N and the SwissKey Fund class are subject to separate 12b-1 fees. The per share dividends on SwissKey Fund class shares and Brinson Fund-Class N shares will be lower than the per share dividends on the Brinson Fund-Class I shares of each Series as a result of the distribution and service fees applicable with respect to the SwissKey Fund class shares and Brinson Fund-Class N shares.

  Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of the same class of a Series at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  Each Series has qualified, and intends to continue to qualify, for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("the Code"). Such qualification relieves a Series of liability for federal income taxes to the extent the Series' earnings are distributed in accordance with the Code. Each Series is treated as a separate corporate entity for federal tax purposes.

  Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income. All distributions may be subject to state and local taxes.

  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of a Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the

Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two Series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Series, or if, to the Series' knowledge, an incorrect number has been furnished, or if the Series has been notified by the Internal Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

  If more than 50% of a Series' total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. A Series will make such an election only if it deems such election to be in the best interests of its shareholders. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata share of foreign taxes paid by the Series. However, shareholders will be able to treat their pro rata share of foreign taxes as either a deduction (itemized deduction in the case of individuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax returns.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund and consists of seven different Series. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. All of the Series, except the Global Bond Fund, are diversified portfolios. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

  Each Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such series. Shares of each series represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of each Series' Brinson Fund-Class N and SwissKey Fund classes shall have voting rights with respect to the Rule 12b-1 Plan relating to such classes, respectively, as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers seven investment portfolios or series-Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund. Three classes of shares are currently issued by the Trust for each Series the Brinson Fund-Class N, Brinson Fund-Class I, and the SwissKey Fund classes.

VOTING RIGHTS

  Each issued and outstanding full and fractional share of a Series is entitled to one full and fractional vote in the Series and all shares of each Series participate equally with regard to dividends, distributions, and liquidations with respect to that Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the SwissKey Fund class shareholders may vote on matters related to the Rule 12b-1 Plan associated with that class. Only the Brinson Fund-Class N shareholders may vote on matters related to the Rule 12b-1 Plan associated with that class.

  As of August 29, 1997, Swiss Bank Corporation and Schweizerischer Bankverein each held of record more than 25% of the outstanding shares of the Global Equity Fund; Baptist Health Systems, Inc. held of record more than 25% of the outstanding shares of the Global Bond Fund; Bankers Trust Co. held of record more than 25% of the outstanding shares of the U.S. Balanced Fund; Wachovia Bank and Lafayette College Endowment each held of record more than 25% of the outstanding shares of the U.S. Bond Fund; and Northern Trust held of record more than 25% of the Non-U.S. Equity Fund. A shareholder that holds such a percentage of the outstanding shares of a Series may be deemed a controlling person of that Series under the 1940 Act.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The U.S. Securities and Exchange Commission, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Series. In addition, subject to certain conditions, shareholders of each Series may apply to the Series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TURNOVER (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND)

  As a result of the investment policies of the Global Fund, Global Bond Fund, U.S. Balanced Fund and U.S. Bond Fund, their portfolio turnover rates may exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by the Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income for tax purposes.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

  When buying or selling securities, a Series may pay commissions to brokers who are affiliated with the Advisor or the Series. The Series may purchase securities in certain underwritten offerings for which an affiliate of the Series or the Advisor may act as an underwriter. The Series may effect futures transactions through, and pay commissions to, futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees of the Trust.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call the SwissKey Funds at 1-800-SWISSKEY or write to The SwissKey Funds, P.O. Box 2798, Boston, MA 02708-2798.

PERFORMANCE INFORMATION

  From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the SwissKey Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Shearson Lehman Hutton Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the SwissKey Funds' calculations of yield or total return. Further information about the performance of the Funds is included in the Funds' Annual Report dated June 30, 1997, which may be obtained without charge by contacting the Trust at 1-800-SWISSKEY. The performance of the Brinson Fund-Class N shares, however, is not included in such Annual Report as such performance commenced after June 30, 1997.

APPENDIX A

INVESTMENT POLICIES AND TECHNIQUES

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND AND NON-U.S. EQUITY FUND): The Series may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Series expect their U.S. equity investments to emphasize large and intermediate capitalization companies, although the Global Fund may also invest in small capitalization equity markets. The equity markets in the non-U.S. component of the Series will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Global Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Global Fund also may invest in open-end investment companies advised by Brinson Partners, in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): The Series may invest in a broad range of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities, supranational issuers as well as corporations and other business organizations. The Series may purchase U.S. dollar denominated securities that reflect a broad range of investment maturities, qualities and sectors. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by S&P or Baa3 by Moody's or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. While securities rated BBB- or Baa3 are regarded as having an adequate capacity to pay principal and interest, such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics; and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated bonds. Securities rated lower than BBB- by S&P and Baa3 by Moody's are classified as non-investment grade securities (commonly referred to as "junk bonds"), carry a higher degree of risk and are considered to be speculative by the major credit rating agencies. Each Series currently intends to limit its aggregate investment in non-investment grade debt securities of its U.S. and non-U.S. dollar denominated fixed income assets to no more than 5% of its net assets. To the extent that a security held by a Series is downgraded to below investment grade, the Series will dispose of that or another non-investment grade security so that no more than 5% of its assets will be invested in below investment grade securities. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities.

  The non-U.S. fixed income component of the Series will typically be invested in the securities of non-U.S. governments, governmental agencies and supranational issues. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others: the World Bank, the European

Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

  The Global Fund may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt securities of developing countries' corporate issuers.

  CASH AND CASH EQUIVALENTS (ALL SERIES): The Series may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

  ZERO COUPON SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and, therefore, are issued and traded at a discount from their value at maturity or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Series investing in zero coupon securities will realize no cash until the cash payment date and, if the issuer defaults, a Series may obtain no return at all on its investment. The market price of zero coupon securities generally is more volatile than the market price of securities that pay interest periodically and are likely to be more responsive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount accrued and to distribute the same to shareholders annually, even if no payment is received before the distribution date.

  MORTGAGE- AND ASSET-BACKED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED AND U.S. BOND FUND): Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by agencies or instrumentalities of the U.S. government. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, the rate of return on these securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, if a Series purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Series purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Series at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

  WHEN-ISSUED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED AND U.S. BOND FUND): The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to a Series. At the time of settlement, the market value of the security may be more or less than the purchase price. The Series will establish a segregated account consisting of cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in an amount equal to the amounts of their when-issued securities. The cash, U.S. government securities, equity securities, investment or non-investment grade debt securities and other assets held in any segregated account maintained by the Series with respect to any when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (the assets held in a segregated account are referred to in this Prospectus as "Segregated Assets").

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND): The Series may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

  The Series may enter into forward contracts for hedging purposes as well as non-hedging purposes. For hedging purposes, a Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. A Series may also enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates.

  When a Series enters into forward contracts for non-hedging purposes, it will establish a segregated account with its custodian bank in which it will maintain Segregated Assets equal in value to its obligations with respect to their forward contracts for non-hedging purposes.

  At the maturity of a forward contract, a Series may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Series may realize a gain or loss from currency transactions.

  OPTIONS ON CURRENCIES (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND): The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the respective portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by a Series will be "covered," which means that the Series will own an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to put options on foreign currency written by a Series, the Series will establish a segregated account with its custodian bank consisting of Segregated Assets equal in value to the amount the Series would be required to deliver upon exercise of the put.

  FUTURES CONTRACTS (ALL SERIES): The Series may enter into contracts for the future purchase or sale of securities and indices. The Global Funds and the Non-U.S. Equity Fund also may enter into contracts for the future purchase or sale of foreign currencies. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A Series may enter into a futures contract to the extent that not more than 5% of its assets are required as futures contract margin deposits and its obligations relating to such futures transactions represent not more than 25% of the Series' assets.

  The Global Fund, Global Equity Fund, Global Bond Fund and Non-U.S. Equity Fund will enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

  OPTIONS (ALL SERIES): The Series may purchase and write put and call options on foreign or U.S. securities and indices and enter into related closing transactions. A Series' may use options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter and recognized foreign exchanges. It is the position of the U.S. Securities and Exchange Commission that over-the-counter options are illiquid. Accordingly, a Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.

  REPURCHASE AGREEMENTS (ALL SERIES): The Series may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of a Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or as a receivable.

  BORROWING (ALL SERIES): Each Series is authorized, within specified limits, to borrow money as a temporary defensive measure for extraordinary purposes and to pledge its assets in connection with such borrowings.

  LOANS OF PORTFOLIO SECURITIES (ALL SERIES): Each Series may loan its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent factors by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

  RULE 144A AND ILLIQUID SECURITIES (ALL SERIES): Each Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees.

  INVESTMENT COMPANY SECURITIES (GLOBAL FUND): The Trust has received an exemptive order (the "Exemptive Order") from the U.S. Securities and Exchange Commission which permits each Series to invest its assets in certain portfolios of Brinson Relationship Funds, another registered investment company advised by Brinson Partners. Currently, only the Global Fund intends to invest in the portfolios of Brinson Relationship Funds and only to the extent consistent with Brinson Partners' investment process of allocating assets to specific asset classes. The Global Fund will invest in the portfolios of Brinson Relationship Funds to obtain exposure to the following asset classes: (1) equity and fixed income securities of issuers located in emerging market countries ("Emerging Market Securities"); (2) equity securities issued by companies with relatively small overall market capitalizations ("Small Cap Securities"); and (3) high yield securities ("High Yield Securities"). The Global Fund will invest in corresponding portfolios of Brinson Relationship Funds only to the extent the Advisor determines that such investments are a more efficient means for the Global Fund to gain exposure to the asset classes identified above than by investing directly in individual securities. Thus, to gain exposure to Emerging Market Securities, the Global Fund will invest in the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund portfolios of Brinson Relationship Funds. To gain exposure to Small Cap Securities and High Yield Securities, the Global Fund will invest in the Brinson Post-Venture Fund and the Brinson High Yield Fund portfolios, respectively, of Brinson Relationship Funds. Each portfolio of Brinson Relationship Funds in which the Global Fund may invest is permitted to invest in the same securities of a particular asset class in which the Global Fund is permitted to invest directly, and with similar risks.

  For more detailed descriptions of these investment policies and techniques, please refer to the Statement of Additional Information, which is available without charge upon request by calling 1-800-SWISSKEY.

                             [SWISSKEY FUNDS LOGO]

                       For Additional Information about
                             SwissKey Funds, call:
                                1-800-SWISSKEY


                            [SWISSKEY FUNDS LOGO]


                                  PROSPECTUS

                            SEPTEMBER 25, 1997

                  SWISSKEY GLOBAL FUND
                  SWISSKEY GLOBAL EQUITY FUND
                  SWISSKEY GLOBAL BOND FUND
                  SWISSKEY U.S. BALANCED FUND
                  SWISSKEY U.S. EQUITY FUND
                  SWISSKEY U.S. BOND FUND
                  SWISSKEY NON-U.S. EQUITY FUND

LOGO
                                                                 A P P L I C A
                                                                    T I O N

ACCOUNT APPLICATION                                  MAIL TO: SWISSKEY FUNDS
                                                              c/o Transfer
                                                              Agent

                                                              P.O. Box 2798,

                                                              Boston, MA
                                                              02208-2798
                                                              1-800-SWISSKEY
LOGO

 1. ACCOUNT REGISTRATION

If you have another SwissKey Fund account with the same registration and tax ID as this Account and would like to keep the same account number, please provide
the existing Account Number          Name of Fund                      .
[_] INDIVIDUAL ACCOUNT

--------------------------------------------------------------------------------

Name               Social Security Number
-----------------------------------------

[_] JOINT ACCOUNT

--------------------------------------------------------------------------------

Name               Social Security Number
-----------------------------------------
-----------------------------------------
Name               Social Security Number
-----------------------------------------

  (Joint Account will be Joint Account with rights of survivorship unless oth-erwise specified).
[_] CUSTODIAL ACCOUNT/GIFT TO MINOR

--------------------------------------------------------------------------------

         Minor's Name                                Custodian's Name
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Minor's Social Security Number                  Minor's State of Residence
--------------------------------------------------------------------------

[_] TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY
  (Please include a copy of the corporate resolution form)

--------------------------------------------------------------------------------

         Name of Legal Entity                            Taxpayer I.D. Number
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Name of Fiduciary (if to be included in
             registration)                              Date of Trust Document
------------------------------------------------------------------------------

 2. MAILING ADDRESS

--------------------------------------------------------------------------------

             Street Address
---------------------------
---------------------------

City, State, Zip Code                      Daytime Phone
--------------------------------------------------------

 3. FUND INVESTMENT

Please make check payable to the appropriate Fund(s).
($1,000 minimum initial investment per Fund; $50 minimum additional investment per Fund)

------------------------------------------------------------------------------------------------
              FUND NAME                AMOUNT                  FUND NAME                  AMOUNT
------------------------------------------------------------------------------------------------
SwissKey Global Fund                 $                SwissKey U.S. Balanced Fund       $
------------------------------------------------------------------------------------------------
SwissKey Global Equity Fund                           SwissKey U.S. Equity Fund
------------------------------------------------------------------------------------------------
SwissKey Global Bond Fund                             SwissKey U.S. Bond Fund
------------------------------------------------------------------------------------------------
SwissKey Non-U.S. Equity Fund


 4. DISTRIBUTION OPTIONS

Check one--if no box is checked, all dividends and capital gains will be reinvested in additional shares of the Fund.

[_] Reinvest all dividends and capital gains
                                [_] Pay all dividends in cash and reinvest
                              capital gains
[_] Pay all capital gains in cash and reinvest dividends
                                [_] Pay all dividends and capital gains in
                              cash

 5. FUND INVESTMENT OPTIONS

This application confirms prior purchase made by [_] telephone or [_] wire.
The following account number was assigned                   (See accompanying
prospectus for telephone or wire instructions.)
Do you wish to be able to redeem shares by telephone?           [_] Yes  [_] No
Do you wish to be able to exchange shares between Funds by telephone?
                                                                [_] Yes  [_] No
Do you wish to be able to wire redemption proceeds to your bank account designated?
                                                                [_] Yes  [_] No
If no boxes are marked, you will not have the privileges specified.
FOR WIRE REDEMPTIONS, COMPLETE INFORMATION BELOW.
-------------------------------------------------------------------------------

                 Bank Name                                   Bank ABA#                  Your Shareholder Account Number
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

            Bank Street Address                                     Bank City, State, Zip Code
----------------------------------------------------------------------------------------------

A VOIDED CHECK FROM THIS BANK ACCOUNT MUST BE ATTACHED TO THIS DOCUMENT.
NOTE: Be sure that your bank accepts wire transfers.

 6. AUTOMATIC INVESTMENT PLAN

[_] Automatic Investment Plan ($50 minimum) I (we) have read the description of the Automatic Investment Plan in the Prospectus. Please debit my account on the [_] 10th [_] 15th [_] 20th (choose one). (If no date is specified, your account will be debited the 20th of each month) ($1,000 minimum initial
investment) Fund:                      Monthly Dollar
Amount:
I agree that your rights with respect to such debit shall be the same as if it were a check drawn upon you and signed personally by me. This authority shall remain in effect until you receive written notice from me changing the terms or revoking it. I agree that you shall be fully protected in honoring any such debit. I further agree that if any debit be dishonored, whether with or without cause or whether intentionally or inadvertently, you shall be under no liability whatsoever.

I (we) understand that my automatic clearing house (ACH) debit will be dated on the day of each month indicated above. If that day falls on a day in which the NYSE is not open for business, the debit will occur on the next available business day. I (we) agree that if such debit is not honored, Chase Global Funds Services Company reserves the right to discontinue this service and any share purchase made upon such deposit will be cancelled. I (we) further agree that if the net asset value of shares purchased is less when said purchase is cancelled than when the purchase was made, Chase Global Funds Services Company shall be authorized to liquidate other shares or fractions thereof held in my
(our) account to make up the deficiency. This Automatic Investment Plan may be discontinued by Chase Global Funds Services Company upon 30 days written notice or at any time by the investor by written notice to Chase Global Funds Services Company which is received not later than 5 business days prior to the above designated investment date.

-----------------------------------------------------------------------------------------------------
                                    Signature(s)                                                 Date

A VOIDED CHECK FROM THIS BANK ACCOUNT MUST BE ATTACHED TO THIS DOCUMENT.

 7. SIGNATURE CERTIFICATION

This order is subject to acceptance by the Fund(s). Receipt of the current prospectus(es) is hereby acknowledged. I(we) am of legal age in my state of residence. I (we) agree that The SwissKey Funds will not be liable for any loss or damage for acting in good faith upon instructions received by telephone and believed to be genuine. I (we) understand all telephone conversations with the SwissKey Funds' representatives are tape-recorded so you can compare actions taken with original instructions should clarification be necessary and hereby consent to such recording. THE FOLLOWING IS REQUIRED BY FEDERAL TAX LAW TO AVOID 31% BACKUP WITHHOLDING: "BY SIGNING BELOW, I CERTIFY UNDER PENALTIES OF PERJURY THAT THE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER ENTERED ABOVE IS CORRECT (OR I AM WAITING FOR A NUMBER TO BE ISSUED), AND THAT I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING UNLESS I HAVE CHECKED THE BOX." IF BASED ON THE FOREGOING YOU ARE SUBJECT TO BACKUP WITHHOLDING, CHECK BOX [_]

[_] U.S. CITIZEN      [_] RESIDENT ALIEN      [_] NONRESIDENT ALIEN, COUNTRY


THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION TO AVOID BACKUP WITHHOLDING.

--------------------------------------------------------------------------------------------------------
                 Signature of: [_] Owner [_] Trustee [_] Custodian                                  Date

-----------------------------------------------------------------------------------------------------
                         Signature of Joint Owner (if any)                                       Date

 8. FOR INVESTMENT DEALER INFORMATION ONLY

-------------------------------------------------------------------------------

                        Firm Name                                  Branch/Branch #
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                      Branch Address                                           City, State, Zip Code
----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                     Representative #                         Representative's Last Name
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                              MAIL TO:


                   THE SWISSKEY FUNDS
                      IRA APPLICATION AND TRANSFER REQUEST    THE SWISSKEY
                                                              FUNDS
                                                              c/o Transfer
                                                              Agent
                                                              P.O. Box 2798
                                                              Boston, MA
                                                              02208-2798
                                                              1-800-SWISSKEY


 1. ACCOUNT REGISTRATION

  -------------------------------------------------   -----------------------
                        Name                          Social Security Number

  -------------------------------------------------   -----------------------
                   Street Address                           Birth Date

  -------------------------------------------------   -----------------------
                City, State, Zip Code                      Daytime Phone


 2. TYPE OF ACCOUNT
  Check one as applicable

    TYPE OF ACCOUNT

  Regular IRA[_] $_________        [_] Current Year    [_] Prior Year

  Spousal IRA[_] $_________        [_] Current Year    [_] Prior Year

  Rollover IRA[_] $________        Do not combine with Regular IRA

  IRA Transfer[_] $________        Complete IRA Transfer Information below

  SEP IRA [_] $____________        Include employer name and address

  --------------------------------------------------------------------------
  Employer Name

  --------------------------------------------------------------------------
  Employer Address


 3. IRA TRANSFER INFORMATION

  --------------------------------------------------------------------------
                      Name of Present Trustee/Custodian

  --------------------------------------------------------------------------
                                   Address

  --------------------------------------------------------------------------
                               City, State, Zip

  --------------------------------------------------------------------------
                      Investor's Name and Account Number

  Type of Account[_] Individual[_] Spousal[_] Rollover or Transfer[_] SEP

  Type of Assets[_] Mutual Fund[_] Money Market[_] CD -
   [_] immediately [_] at maturity [_] Securities


 4. DIVIDEND DISTRIBUTIONS
  All dividends and
  capital gains are
  reinvested.


 5. FUND INVESTMENT
  Please make check payable to The SwissKey Funds

      FUND NAME           AMOUNT             FUND NAME          AMOUNT

  SwissKey Global Fund
                     $________________    SwissKey U.S. Balanced Fund
                                                           $________________

  SwissKey Global Equity Fund
                     $________________    SwissKey U.S. Equity Fund
                                                           $________________

  SwissKey Global Bond Fund
                     $________________    SwissKey U.S. Bond Fund
                                                           $________________

  SwissKey Non-U.S. Equity Fund
                     $________________


 6. BENEFICIARY DESIGNATION

  PRIMARY BENEFICIARY

  -------------------------------------------------   -----------------------
                        Name                          Social Security Number

  -------------------------------------------------   -----------------------
                   Street Address                           Birth Date

  -------------------------------------------------   -----------------------
                City, State, Zip Code                      Relationship

  SECONDARY BENEFICIARY

  -------------------------------------------------   -----------------------
                        Name                          Social Security Number

  -------------------------------------------------   -----------------------
                   Street Address                           Birth Date

  -------------------------------------------------   -----------------------
                City, State, Zip Code                      Relationship

  Any married resident of a "community property" or "marital property" state, which classifies this IRA under state law as community or marital property, who designates a beneficiary or beneficiaries other than his or her spouse to receive more than half of the account balance, must obtain the consent of his or her spouse to such beneficiary designation. The spouse's signature below shall serve as evidence of consent.

  I hereby give the account holder any interest I may have in the funds deposited in this account and consent to the beneficiary designation(s) indicated above. I assume full responsibility for any adverse consequences that may result.

  ---------------------------------------------------      -----------------

  Spouse's Signature                                       Date


 7. SIGNATURE CERTIFICATION
  I hereby adopt The SwissKey Funds Individual Retirement Custodial Account Agreement appointing Chase Manhattan Bank as custodian. I have received, read and understood the Individual Retirement Custodial Account Agreement and Disclosure Statement and the Prospectus for The SwissKey Funds, under this Agreement.

  I certify under penalties of perjury that the social security number entered above is correct and that I have not been notified by the IRS that I am subject to backup withholding unless I have checked this box [_].

  ---------------------------------------------------      -----------------
  Signature                                                Date

                               THE BRINSON FUNDS


                            [LOGO OF BRINSON FUNDS]



             GLOBAL FUND                           U.S. EQUITY FUND
          GLOBAL EQUITY FUND                        U.S. BOND FUND
           GLOBAL BOND FUND                      NON-U.S. EQUITY FUND
          U.S. BALANCED FUND



                      STATEMENT OF ADDITIONAL INFORMATION

                           September 25, 1997

The Brinson Funds (the "Trust") currently offers seven separate series, each with its own investment objective and policies. The Trust also offers three classes of shares for each series - the Brinson Fund-Class I, the Brinson Fund-Class N and the SwissKey Fund class. Information concerning the Brinson Fund-Class I of each series is included in a separate Prospectus dated September 25, 1997. Information concerning the Brinson Fund-Class N of each series is included in a separate Prospectus dated September 25, 1997. Information concerning the SwissKey Fund class of each series is included in a separate Prospectus for the SwissKey Funds dated September 25, 1997. This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the current Prospectuses of the Trust. Much of the information contained herein expands upon subjects discussed in the Prospectuses. No investment in shares should be made without first reading the applicable Prospectus. A copy of each Prospectus may be obtained without charge from the Trust at the addresses and telephone numbers below.

UNDERWRITER:                                                            ADVISOR:

Funds Distributor, Inc.                                   Brinson Partners, Inc.
60 State Street                                         209 South LaSalle Street
Suite 1300                                               Chicago, IL  60604-1295
Boston, MA  02109                       1-800-448-2430 (Brinson Fund-Class I and
1-800-448-2430 (Brinson Fund-Class I                       Brinson Fund-Class N)
and Brinson Fund-Class N)                   1-800-SWISSKEY (SwissKey Fund class)
1-800-SWISSKEY (SwissKey Fund class)

                        TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
THE BRINSON FUNDS..................................................................................    4
INVESTMENT STRATEGIES..............................................................................    4
INVESTMENTS RELATING TO ALL FUNDS..................................................................    4
    Repurchase Agreements..........................................................................    4
    Reverse Repurchase Agreements..................................................................    5
    Borrowing......................................................................................    5
    Loans of Portfolio Securities..................................................................    5
    Swaps..........................................................................................    5
    Futures........................................................................................    6
    Options........................................................................................    7
    Index Options..................................................................................    9
    Special Risks of Options on Indices............................................................    9
    Rule 144A Securities...........................................................................   10
    Other Investments..............................................................................   10
INVESTMENTS RELATING TO THE GLOBAL FUNDS AND THE NON-U.S. EQUITY FUND..............................   10
    Foreign Securities.............................................................................   10
    Forward Foreign Currency Contracts.............................................................   11
    Options on Foreign Currencies..................................................................   11
INVESTMENTS RELATING TO THE GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND...   12
     Lower Rated Debt Securities...................................................................   12
     Convertible Securities........................................................................   13
     When-Issued Securities........................................................................   13
     Mortgage-Backed Securities and Mortgage Pass-Through Securities...............................   13
     Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage
          Investment Conduits ("REMICs")...........................................................   15
     Other Mortgage-Backed Securities..............................................................   16
     Asset-Backed Securities.......................................................................   16
     Zero Coupon and Delayed Interest Securities...................................................   17
INVESTMENTS RELATING TO THE GLOBAL FUND............................................................   18
     Emerging Markets Investments..................................................................   18
     Risks of Investing in Emerging Markets........................................................   19
     Investments in Affiliated Investment Companies................................................   20
INVESTMENT RESTRICTIONS............................................................................   21
MANAGEMENT OF THE TRUST............................................................................   23
     Trustees and Officers.........................................................................   23
     Compensation Table............................................................................   24
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES................................................   25
INVESTMENT ADVISORY AND OTHER SERVICES.............................................................   28
    Advisor........................................................................................   28
    Administrator..................................................................................   30
    Underwriter....................................................................................   32
    Distribution Plan..............................................................................   33
    Code of Ethics.................................................................................   33
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS...................................................   34
    Portfolio Turnover.............................................................................   35
SHARES OF BENEFICIAL INTEREST......................................................................   35
PURCHASES..........................................................................................   36
    Exchanges of Shares............................................................................   36
    Net Asset Value................................................................................   36
REDEMPTIONS........................................................................................   37
    Taxation.......................................................................................   38

PERFORMANCE CALCULATIONS.....................................................................  41
   Total Return..............................................................................  43
   Yield.....................................................................................  43
FINANCIAL STATEMENTS.........................................................................  43
CORPORATE DEBT RATINGS --- APPENDIX A........................................................  44

                               THE BRINSON FUNDS

The Brinson Funds (the "Trust"), 209 South LaSalle Street, Chicago, Illinois 60604-1295, is an open-end management investment company which currently offers shares of seven series representing separate portfolios of investments: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund (collectively referred to as the "Series," or individually as a "Series"). The Global Fund, Global Equity Fund and Global Bond Fund are referred to herein collectively as the "Global Funds" or individually as the "Global Fund" and the U.S. Balanced Fund, U.S. Equity Fund and U.S. Bond Fund are referred to herein as the "U.S. Funds." The Trust currently offers three classes of shares for each Series: the Brinson Fund-Class I, Brinson Fund-Class N and SwissKey Fund class. The Brinson Fund-Class I shares of each Series, which are designed primarily for institutional investors, have no sales charges and are not subject to annual 12b-1 plan expenses. The Brinson Fund-Class N shares, which are available exclusively to 401(k) participants, have no sales charges, but are subject to annual 12b-1 plan expenses of 0.25% of average daily net assets of the respective Series. The SwissKey Fund class shares of each Series have no sales charges, but are subject to annual 12b-1 expenses of up to a maximum of 0.90% of average daily net assets of the respective Series.

                             INVESTMENT STRATEGIES

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Prospectuses of the Funds. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders.

INVESTMENTS RELATING TO ALL FUNDS

The following discussion applies to all Series.

REPURCHASE AGREEMENTS
---------------------

When a Series enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Series may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Series, would exceed 15% of the value of the net assets of the Series.

In the event of bankruptcy or other default by the seller of the security under a repurchase agreement, a Series may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In such event, instead of the contractual fixed rate of return, the rate of return to a Series would be dependent upon intervening fluctuations of the market value of the underlying security and the accrued interest on the security. Although a Series would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform, the ability of a Series to recover damages from a seller in bankruptcy or otherwise in default would be reduced.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each Series will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

Reverse repurchase agreements involve sales of portfolio securities of a Series to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Series to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Series retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, a Series will direct its custodian bank to place cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Series in an amount equal to the repurchase price.
Any assets held in any segregated accounts maintained by a Series with respect to any reverse repurchase agreements, when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets held in a segregated account are referred to in this Statement of Additional Information as "Segregated Assets").

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Series and as such, are subject to the same investment limitations.

BORROWING
---------

The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Series will not borrow money in excess of 33 1/3% of the value of its total assets. A Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Series shall, within three days thereafter (not including Sundays or holidays), or such longer period as the U.S. Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 10% of its net assets, or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "Act"), except for notes to banks and reverse repurchase agreements. Investment securities will not be purchased while a Series has an outstanding borrowing that exceeds 5% of a Series' net assets.

LOANS OF PORTFOLIO SECURITIES
-----------------------------

The Series may lend portfolio securities to qualified broker-dealers and financial institutions provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Series may call the loan at any time and receive the securities loaned; (3) a Series will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund, respectively.

Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, a Series will only enter into portfolio loans after a review of all pertinent factors by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor") under the supervision of the Board of Trustees, including the creditworthiness of the borrower. Creditworthiness will be monitored on an ongoing basis by the Advisor.

SWAPS
-----

The Series (except for the Global Equity Fund, U.S. Equity Fund and Non-U.S. Equity Fund) may engage in swaps, including but not limited to interest rate, currency and index swaps and the purchase or sale of related caps, floors, collars and other derivative instruments. The Series expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Series anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Brinson Partners is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Series will be less favorable than it would have been if this investment technique was never used. Thus, if the other party to a swap defaults, a Series' risk of loss consists of the net amount of interest payments that the Series is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract.

FUTURES
-------

The Series may enter into contracts for the purchase or sale for future delivery of securities. The Global Funds and the Non-U.S. Equity Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Series of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Series incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. A Series may enter into futures contracts and engage in options transactions related thereto to the extent that not more than 5% of the Series' assets are required as futures contract margin deposits and premiums on options, and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 25% of a Series' assets.

When a Series enters into a futures transaction, it must deliver to the futures commission merchant selected by a Series an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Series to, or drawn by the Series from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

The Series will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, all of the Series except the Global Bond Fund and U.S. Bond Fund may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

The Series may enter into futures contracts to protect against the adverse affects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Series could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market.

To the extent that market prices move in an unexpected direction, a Series may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Series is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Series would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Series had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Series may be required to sell securities at a time when it may be disadvantageous to do so.

OPTIONS
-------

The Series may purchase and write call or put options on securities but will only engage in option strategies for non-speculative purposes.

The U.S. Funds may invest in options that are listed on U.S. exchanges or traded over-the-counter and the Global Funds and the Non-U.S. Equity Fund may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Series' ability to effectively hedge its securities. The Series have been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, a Series will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

PURCHASING CALL OPTIONS - The Series may purchase call options on securities to the extent that premiums paid by a Series do not aggregate more than 20% of the Series' total assets. When a Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

A Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Series may expire without any value to the Series, in which event the Series would realize a capital loss which will be short-term unless the option was held for more than one year.

COVERED CALL WRITING - A Series may write covered call options from time to time on such portions of its portfolio, without limit, as Brinson Partners determines is appropriate in seeking to achieve the Series' investment objective. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

During the option period, a covered call option the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Series, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Series to write another call option on the underlying security with either a different exercise price or expiration date or both. A Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Series will write call options only on a covered basis, which means that a Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

PURCHASING PUT OPTIONS - The Series may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Series' total assets. A Series will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Series will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets. The purchase of the put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if, at the time the put was acquired, the security had not been held for more than one year.

A put option purchased by a Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Series to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

WRITING PUT OPTIONS - The Series may also write put options on a secured basis which means that a Series will maintain in a segregated account with its custodian Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Series. Secured put options will generally be written in circumstances where Brinson Partners wishes to purchase the underlying security for a Series' portfolio at a price lower than the current market price of the security. In such event, a Series would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, a Series may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Series may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

INDEX OPTIONS
-------------

The Series may purchase exchange-listed call options on stock and fixed income indices depending upon whether a Series is an equity or bond series and sell such options in closing sale transactions for hedging purposes. A Series may purchase call options on broad market indices to temporarily achieve market exposure when the Series is not fully invested. A Series may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

In addition, the Series may purchase put options on stock and fixed income indices and sell such options in closing sale transactions for hedging purposes. A Series may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Series from a decline in value of heavily weighted industries in the Series' portfolio. Put options on stock and fixed income indices may also be used to protect a Series' investments in the case of a major redemption.

The Series may also write (sell) put and call options on stock and fixed income indices. While the option is open, a Series will maintain a segregated account with its custodian in an amount equal to the market value of the option.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The indices on which options are traded include both U.S. and non-U.S. markets.

SPECIAL RISKS OF OPTIONS ON INDICES
-----------------------------------

The Series' purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Series will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Series of options on indices is subject to Brinson Partners' ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Series would not be able to close out options which it had purchased and the Series may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RULE 144A SECURITIES
--------------------


The Series may invest in securities that are exempt under Rule 144A from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"). Those securities purchased under Rule 144A are traded among qualified institutional investors.

The Board of Trustees of the Trust has instructed Brinson Partners to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Although having delegated the day-to-day functions, the Board of Trustees will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Series' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board of Trustees and Brinson Partners will continue to monitor the liquidity of that security to ensure that each Series has no more than 15% of its total assets in illiquid securities.


The Series will limit investments in securities of issuers which the Series are restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Series' total assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant a policy and procedures adopted by the Trust's Board of Trustees which includes continuing oversight by the Board of Trustees.

If Brinson Partners determines that a security purchased in reliance on Rule 144A which was previously determined to be liquid, is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 15% limit on investment in such securities, Brinson Partners will determine what action shall be taken to ensure that the Series continue to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

OTHER INVESTMENTS
-----------------

The Board of Trustees may, in the future, authorize a Series to invest in securities other than those listed in this Statement of Additional Information and in the Prospectuses, provided such investment would be consistent with that Series' investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Series.

INVESTMENTS RELATING TO THE GLOBAL FUNDS AND THE NON-U.S. EQUITY FUND

The following discussion of strategies, techniques and policies applies only to the Global Fund, Global Equity Fund, Global Bond Fund and the Non-U.S. Equity Fund.

FOREIGN SECURITIES
------------------

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Series' Prospectuses, which are not typically associated with investing in U.S. issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Series permit them to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps (in the case of the Global Funds) in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Series. Payment of an interest equalization tax, if imposed, would reduce the Series' rates of return on investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Series by U.S. corporations. The Series' ability to "pass through" the foreign taxes paid for tax credit or deduction purposes will be determined by the composition of the Series' portfolios. More than 50% of a Series must be invested in stock or securities of foreign corporations for "pass through" to be possible in the first instance. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in the Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract and similar financial instruments other than any "regulated futures contract" or "non-equity option" which would be marked-to-market under the rules of Section 1256 of the Code if held at the end of the tax year. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to these special currency rules. If subject, they are or would be treated as sold for their fair market value at year-end under the marked-to-market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Series may make or enter into will be subject to the special currency rules described above.

FORWARD FOREIGN CURRENCY CONTRACTS
----------------------------------

The Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Series will account for forward contracts by marking-to-market each day at current forward contract values.

A Series will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Series enters into a forward contract to sell an amount of foreign currency, the Series' custodian or sub-custodian will place Segregated Assets in a segregated account of the Series in an amount not less than the value of the Series' total assets committed to the consummation of such forward contracts. If the additional Segregated Assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

OPTIONS ON FOREIGN CURRENCIES
-----------------------------

The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Series' exposure to changes in currency exchange rates. The Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Series may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

The Series may write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in Segregated Assets in a segregated account with its custodian bank.

With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of Segregated Assets in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

INVESTMENTS RELATING TO THE GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND

The following discussion applies to the Global Fund, Global Bond Fund, U.S. Balanced Fund and U.S. Bond Fund.

LOWER RATED DEBT SECURITIES
----------------------------

Fixed income securities rated lower than Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Ratings Group are considered to be of poor standing and predominantly speculative. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

In the past, the high yields from lower rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Series from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile.

Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower rated securities. A description of various corporate debt ratings appears in Appendix A to this Statement of Additional Information.

CONVERTIBLE SECURITIES
----------------------

The Series may invest in convertible securities which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

WHEN-ISSUED SECURITIES
----------------------

The Series may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Series will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Series makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Advisor does not believe that a Series' net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Series will establish a segregated account in which it will maintain Segregated Assets equal in value to commitments for when-issued or forward delivery securities.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES
---------------------------------------------------------------

The Series may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Series may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of Series shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the U.S. Treasury, while others such as those issued by the Federal National Mortgage Association ("FNMA"), are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The Series may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Series to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Series, the prepayment right of mortgagors may limit the increase in net asset value of the Series because the value of the mortgage-backed securities held by the Series may not appreciate as rapidly as the price of noncallable debt securities.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Series to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Series, the prepayment right will tend to limit to some degree the increase in net asset value of the Series because the value of the mortgage-backed securities held by the Series may not appreciate as rapidly as the price of noncallable debt securities.

For federal tax purposes other than diversification under Subchapter M, mortgage-backed securities are not considered to be separate securities but rather "grantor trusts" conveying to the holder an individual interest in each of the mortgages constituting the pool.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Series receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Series may elect to accrue market discount or amortize premium notwithstanding the amount of principal received but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

The principal governmental guarantor of mortgage-related securities is GAMA, which is a wholly-owned U. S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Series shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation of the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

FHLMC is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Series' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Series' quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT
--------------------------------------------------------------------------------
CONDUITS ("REMICS")
-------------------

A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series
Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

Most if not all newly-issued debt securities backed by pools of real estate mortgages will be issued as regular and residual interests in REMICs because, as of January 1, 1992, new CMOs which do not make REMIC elections will be treated as "taxable mortgage pools," a wholly undesirable tax result. Under certain transition rules, CMOs in existence on December 31, 1991 are unaffected by this change. The Series will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs. The Series will not invest in subordinated privately-issued CMOs. For federal income tax purposes, the Series will be required to accrue income on CMOs and REMIC regular interests using the "catch-up" method, with an aggregate prepayment assumption.

OTHER MORTGAGE-BACKED SECURITIES
--------------------------------

The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Series' investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities. The Advisor will not purchase any such other mortgage-backed securities until the Series' Prospectuses and this Statement of Additional Information have been supplemented.

ASSET-BACKED SECURITIES
-----------------------

The Series may invest a portion of its assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Series pay the debt service on the debt obligations issued. The Series may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Series will be required to accrue income on pay-through asset-backed securities using the "catch-up" method, with an aggregate prepayment assumption.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

ZERO COUPON AND DELAYED INTEREST SECURITIES
-------------------------------------------

The Series may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holder receives no cash payments of interest during the year. The Series will be required to distribute such income to shareholders to comply with Subchapter M of the Code and avoid excise taxes, even though the Series have not received any cash from the issue.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Series, most likely will be deemed the beneficial holder of the underlying U.S. government securities. The Series understand that the staff of the SEC no longer considers such privately stripped obligations to be U.S. government securities, as defined in the Act; therefore, the Series intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. government securities for the purpose of determining if the Series is "diversified," or for any other purpose, under the Act.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Series will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

INVESTMENTS RELATING TO THE GLOBAL FUND

EMERGING MARKETS INVESTMENTS (Global Fund only).
----------------------------

The Series may invest up to 10% of its assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets. The Series may invest in equity securities of issuers in emerging markets, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The Series also may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers. The Series also may invest in debt securities of corporate issuers in developing countries.

The Series' investments in emerging market government and government-related securities may consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

The Series' investments in the fixed income securities of emerging market issuers may include investments in Brady Bonds, Structured Securities, Loan Participation and Assignments (as such capitalized terms are defined below), and certain non-publicly traded securities.

Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

Structured Securities are issued by entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments.

The Series may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Series' investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Series will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

When a Series purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Series also may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

The Series' investments in emerging market securities will at all times be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

RISKS OF INVESTING IN EMERGING MARKETS
--------------------------------------

Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Series may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and government-related debt securities in which the Series expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Payments to holders of the high yield, high risk, foreign debt securities in which the Series may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
----------------------------------------------

The Series may invest in securities issued by other registered investment companies advised by Brinson Partners pursuant to exemptive relief granted by the SEC. Currently, the Global Fund is the only Series of the Trust that intends to invest in portfolios of Brinson Relationship Funds, another investment company which is advised by Brinson Partners, and only to the extent consistent with the Advisor's investment process of allocating assets to specific asset classes. The Global Fund will invest in corresponding portfolios of Brinson Relationship Funds only to the extent that the Advisor determines that such investments are a more efficient means for the Global Fund to gain exposure to the asset classes referred to below than by investing directly in individual securities.

To gain exposure to equity and fixed income securities of issuers located in emerging market countries, the Global Fund may invest that portion of its assets allocated to emerging markets investments in the Brinson Emerging Markets Equity Fund portfolio and the Brinson Emerging Markets Debt Fund portfolio of Brinson Relationship Funds. The investment objective of the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, at least 65% of the total assets of the Brinson Emerging Markets Equity Fund is invested in the equity securities of issuers in emerging markets or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. At least 65% of the total assets of the Brinson Emerging Markets Debt Fund is invested in the debt securities issued by governments, government-related entities (including participations in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets, or debt securities the return on which is derived primarily from other emerging markets instruments. The Brinson Emerging Markets Equity Fund and Brinson Emerging Markets Debt Fund are permitted to invest in the same types of securities as the Global Fund may invest in directly.

In lieu of investing directly in certain high yield, higher risk securities, the Global Fund may invest a portion of its assets in the Brinson High Yield Fund portfolio (the "High Yield Fund") of Brinson Relationship Funds. The investment objective of the High Yield Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. The High Yield Fund maintains a high yield portfolio and as such, at least 65% of its assets are invested in high yield securities. The Global Fund currently intends to limit its investment in non-investment grade debt securities to no more than 5% of its net assets. Any investment in the High Yield Fund will be considered within this limitation.

In lieu of investing directly in equity securities issued by companies with relatively small overall market capitalizations, the Global Fund may invest a portion of its assets in the Brinson Post-Venture Fund (the "Post-Venture Fund") portfolio of Brinson Relationship Funds. The investment objective of the Post-Venture Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. The Post-Venture Fund invests primarily in publicly- traded companies representing the lower 5% of the Wilshire 5000 Index, and, as such, at least 65% of its assets are invested in small capitalization equity securities.

Each portfolio of Brinson Relationship Funds in which the Global Fund may invest is permitted to invest in the same securities of a particular asset class in which the Global Fund is permitted to invest directly, and with similar risks. Pursuant to undertakings with the SEC, the Global Fund will not be subject to the imposition of double management or administration fees with respect to its investments in Brinson Relationship Funds.

                            INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed as to a Series, without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Series. Unless otherwise indicated, all percentage limitations listed below apply to the Series only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Series' total assets will not be considered a violation.

Except as set forth under "Investment Objectives and Policies" and "Investment Considerations and Risks" in each Prospectus, or "Investment Strategies" in this Statement of Additional Information, each Series may not:

      (i) As to 75% of the total assets of each Series, purchase the securities of any one issuer, other than securities issued by the U.S. government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of a Series would be invested in securities of such issuer (this does not apply to the Global Bond Fund);

     (ii) Invest in real estate or interests in real estate (This will not prevent a Series from investing in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate.), interests in oil, gas and/or mineral exploration or development programs or leases;

     (iii) Purchase or sell commodities or commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus. Additionally, each Series may engage in forward foreign currency contracts for hedging and non-hedging purposes;

     (iv) Make investments in securities for the purpose of exercising control over or management of the issuer;

     (v) Purchase the securities of any one issuer if, immediately after such purchase, a Series would own more than 10% of the outstanding voting securities of such issuer;

     (vi) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Series for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

     (vii) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

     (viii) Borrow money in excess of 33 1/3% of the value of its assets except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions or issue senior securities. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. A Series will not purchase securities when borrowings exceed 5% of that Series' total assets;

     (ix) Purchase the securities of issuers conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if immediately after such purchase, the value of a Series' investments in such industry would exceed 25% of the value of the total assets of the Series across several countries;


     (x) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Series may be deemed to be an "underwriter" as that term is defined in the 1933 Act;

     (xi)   Invest in securities of any open-end investment company, except that
            (i) a Series may purchase securities of money market mutual funds,
            (ii) the Global Fund and Global Equity Fund may each invest in the securities of closed-end investment companies at customary brokerage commission rates in accordance with the limitations imposed by the Act and the rules thereunder, and (iii) in accordance with any exemptive order obtained from the SEC which permits investment by a Series in other Series or other investment companies or series thereof advised by the Advisor. In addition, each Series may acquire securities of other investment companies if the securities are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a SEC approved offer of exchange;

     (xii) Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in a Series' Prospectus; and

     (xiii) Invest more than 5% of its total assets in securities of companies less than three years old. Such three year periods shall include the operation of any predecessor company or companies.


                            MANAGEMENT OF THE TRUST

                             TRUSTEES AND OFFICERS

                                POSITION
                                  WITH
NAME AND ADDRESS         AGE   THE TRUST     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------         ---   ---------     -------------------------------------------
Walter E. Auch            76  Trustee        Retired; formerly Chairman and CEO of Chicago Board of
6001 N. 62nd Place                           Options Exchange (1979-1986); Trustee of the Trust since
Paradise Valley, AZ                          May, 1994; Trustee, Brinson Relationship Funds since
85253                                        December, 1994; Director, Thomsen Asset Management
                                             Corp. since 1987; Director, Fort Dearborn Income
                                             Securities, Inc. 1987 to 1995; Director, Geotek Industries,
                                             Inc. since 1989; Director, Smith Barney VIP Fund since
                                             1991; Director, SB Advisers since 1992; Director, SB
                                             Trak since 1992; Director, Banyan Realty Trust since 1987;
                                             Director, Banyan Land Fund II since 1988; Director,
                                             Banyan Mortgage Investment Fund since 1989; and
                                             Director, Express America Holdings Corp. since 1992, and
                                             Nicholas/Applegate, Legend Properties, Inc.

Frank K. Reilly           61  Chairman and   Professor, University of Notre Dame since 1982; Trustee
College of Business           Trustee        of the Trust since December, 1993; Trustee, Brinson
Administration                               Relationship Funds since September, 1994; Director of The
University of                                Brinson Funds, Inc. 1992-1993; Trustee, Brinson Trust
Notre Dame                                   Company, 1992-July, 1993; Director, Fort Dearborn
208 Hurley Building                          Income Securities, Inc. since 1993; Director, First Interstate
Notre Dame, IN  46556                        Bank of Wisconsin from January, 1989 through March,
                                             1990; Director, Greenwood Trust Company since 1993; and
                                             Director, Dean Witter Trust, FSB, since 1996.

Edward M. Roob            62  Trustee        Retired; prior thereto, Senior Vice President, Daiwa
841 Woodbine Lane                            Securities America Inc. (1986-1993); Trustee of the Trust
Northbrook, IL  60002                        since January, 1995; Trustee, Brinson Relationship Funds
                                             since January 1995; Director, Fort Dearborn Income
                                             Securities, Inc. since 1993; Director, Brinson Trust
                                             Company since 1993; Committee Member, Chicago Stock
                                             Exchange since 1993; Member of Board of Governors,
                                             Midwest Stock Exchange (1987-1991).

OTHER OFFICERS

                            POSITION
                            WITH THE    OFFICER
NAME                   AGE    TRUST      SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----                   ---  --------    -------   -----------------------------------------------------
E. Thomas McFarlan      53  President      1993   Managing Partner, Brinson Partners, Inc. since 1991;
                            and                   President and Director of The Brinson Funds, Inc. 1992-
                            Treasurer             1993; Trustee, Brinson Trust Company since 1991; prior
                                                  thereto, Executive Vice President of Washington Mutual
                                                  Savings Bank.

Thomas J. Digenan       33  Vice           1993   Partner, Brinson Partners, Inc. since 1993; Assistant
                            President             Secretary The Brinson Funds, Inc. 1993 - 1995; prior
                                                  thereto, Senior Manager, KPMG Peat Marwick.

Debra L. Nichols        31  Secretary      1993   Partner, Brinson Partners, Inc. since 1995; Associate,
                                                  Brinson Partners, Inc. from 1991 to 1995; Assistant Secretary,
                                                  The Brinson Funds, Inc. 1992-1993; prior thereto, private
                                                  investor.

Carolyn  M. Burke       30  Treasurer      1995   Partner, Brinson Partners, Inc., since January 1997;
                                                  prior thereto, Associate, Brinson Partners, Inc. from 1995 to 1997; Financial Analyst, Van Kampen American Capital
                                                  Investment Advisory Corp. 1992-1995; Senior Accountant,
                                                  KPMG Peat Marwick 1989-1992.

Catherine E. Macrae     40  Assistant      1995   Associate Partners, Inc, since 1992; prior thereto,
                            Secretary             Economic Analyst, Chicago Mercantile Exchange.


                               COMPENSATION TABLE

                             TRUSTEES AND OFFICERS

                                        AGGREGATE COMPENSATION      TOTAL COMPENSATION FROM
                                      FROM TRUST FOR FISCAL YEAR    TRUST AND FUND COMPLEX
NAME AND POSITION HELD                    ENDED JUNE 30, 1997         PAID TO TRUSTEES/1/
----------------------                --------------------------    -----------------------
Walter E. Auch, Trustee               $14,400                       $27,600
6001 N. 62nd Place
Paradise Valley, AZ 85253

Frank K. Reilly, Trustee              $14,400                       $30,600
College of Business Administration
University of Notre Dame
208 Hurley Building
Notre Dame, IN  46556

Edward M. Roob, Trustee               $14,400                       $30,600
841 Woodbine Lane
Northbrook, IL  60002

/1/ This amount represents the aggregate amount of compensation paid to the Trustees for (a) service on the Board of Trustees for the Trust's most recently completed fiscal year; and (b) service on the Board of Directors of two other investment companies managed by Brinson Partners for the calendar year ending June 30, 1997.

No officer or Trustee of the Trust who is also an officer or employee of Brinson Partners receives any compensation from the Trust for services to the Trust. The Trust pays each Trustee who is not affiliated with Brinson Partners a fee of $6,000 per year, plus $300 per Series per meeting, and reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

The Board of Trustees has an Audit Committee which has the responsibility, among other things, to (i) recommend the selection of the Trust's independent auditors, (ii) review and approve the scope of the independent auditors' audit activity, (iii) review the financial statements which are the subject of the independent auditors' certification, and (iv) review with such independent auditors the adequacy of the Series' basic accounting system and the effectiveness of the Series' internal accounting controls. The Audit Committee met once during the fiscal year ended June 30, 1997. There is no separate nominating or investment committee. Items pertaining to these committees are submitted to the full Board of Trustees.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of August 29, 1997, the officers and Trustees as a group owned less then 1% of the outstanding equity securities of the Trust and of each class of equity securities of the Trust.


As of August 29, 1997, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the Brinson Fund-Class I, Brinson Fund-Class N, SwissKey Fund class or the Series, as applicable:

GLOBAL FUND


                                             Percentage of        Percentage of
Name & Address of Beneficial Owners              Class               Series
-----------------------------------          -------------        -------------
BRINSON FUND-CLASS I
--------------------

 First Alabama Bank                              11.26%               10.76%
 Mobile, AL

 NationsBank of Georgia NA Trustee                7.68%                7.34%
 Atlanta, GA

 Polk Bros. Foundation                            7.67%                7.32%
 Chicago, IL

 Northern Trust Company                           5.03%                -----
 Chicago, IL

BRINSON FUND-CLASS N
--------------------

 Brinson Partners, Inc.                            100%                -----
 Chicago, IL

SWISSKEY FUND CLASS
-------------------

*Swiss Bank Corporation                          73.42%                -----
 New York, NY

 Schweizerischer Bankverein                       5.88%                -----
 Zurich, Switzerland

GLOBAL EQUITY FUND

                                             Percentage of        Percentage of
Name & Address of Beneficial Owners              Class               Series
-----------------------------------          -------------        -------------
BRINSON FUND-CLASS I
---------------------

*Wachovia Bank NA
 Winston Salem, NC                               42.91%                6.93%


 Charles Schwab & Co. Inc.                       21.13%                -----
 San Francisco, CA

 National Financial Services Corp.
 New York, NY                                    10.94%                -----

BRINSON FUND-CLASS N
--------------------

 Brinson Partners, Inc.                            100%                -----
 Chicago, IL

SWISSKEY FUND CLASS
-------------------

*+Swiss Bank Corporation                         32.82%               27.52%
 New York, NY

*+Schweizerischer Bankverein                     32.08%               26.83%
 Zurich, Switzerland

 Schweizerischer Bankverein                      10.31%                8.65%
 Zurich, Switzerland

GLOBAL BOND FUND
BRINSON FUND-CLASS I
---------------------

 *+Baptist Health Systems, Inc.                  26.85%               25.03%
 Birmingham, AL

 Wilmington Trust Co.                            22.93%               21.38%
 Wilmington, DE

 Munson Williams Proctor Institute               20.55%               19.16%
 Utica, NY

 Charles Schwab & Co.                             9.02%                8.41%
 San Francisco, CA

 Ripon College                                    8.10%                -----
 Ripon, WI

BRINSON FUND-CLASS N
--------------------

 Brinson Partners, Inc.                            100%                -----
 Chicago, IL

SWISSKEY FUND CLASS
-------------------

 *Swiss Bank Corporation                         62.10%                -----
 New York, NY

 Schweizerischer Bankverein                       6.45%                -----
 Zurich, Switzerland

U.S. BALANCED FUND
BRINSON FUND-CLASS I
--------------------

 *+Bankers Trust Co.                             72.25%               71.83%
 Jersey City, NJ

 MAC & Co.                                       12.75%               12.61%
 Pittsburgh, PA

 Mitra & Co                                       5.40%                5.23%
 Milwaukee, WI

BRINSON FUND-CLASS N
--------------------

 Brinson Partners, Inc.                            100%                -----
 Chicago, IL

SWISSKEY FUND CLASS
-------------------

 *Swiss Bank Corp.                               64.45%                -----
 New York, NY

 Schweizerischer Bankverein                      16.19%                -----
 Zurich, Switzerland

 Blush & Co.                                      9.02%                -----
 New York, NY

                                             Percentage of        Percentage of
Name & Address of Beneficial Owners              Class               Series
-----------------------------------          -------------        -------------

SWISSKEY FUND CLASS (CON'T)
-------------------
 Schweizerischer Bankverein                       7.40%               -----
 Zurich, Switzerland

U.S. EQUITY FUND

BRINSON FUND-CLASS I
--------------------

 Wachovia Bank Trust-Swiss Bank Corp.            19.04%               17.20%
 Winston Salem, NC

 Charles Schwab & Co.                             9.89%                8.94%
 San Francisco, CA

 Wachovia Bank Trust                              8.27%                7.47%
 Winston Salem, NC

 Bankers Trust Company, Trustee                   5.43%                -----
 For Stone Container
 Jersey City, NJ

BRINSON FUND-CLASS N
--------------------

 Brinson Partners, Inc.                            100%                -----
 Chicago, IL

SWISSKEY FUND CLASS
-------------------

 *Schweizerischer Bankverein                     39.59%                -----
 Zurich, Switzerland

 *Schweizerischer Bankverein                     34.98%                -----
 Zurich, Switzerland

 Swiss Bank Corporation                          12.84%                -----
 New York, NY

 Fox & Co.                                       10.69%                -----
 New York, NY

 U.S. BOND FUND

BRINSON FUND-CLASS I
--------------------

 *+Wachovia Bank NA                              37.20%               34.63%
 Winston Salem, NC

 *+Lafayette College Endowment                   30.80%               28.66%
 F M Kirby
 Easton, PA

 Lafayette College Endowment                     12.05%               11.22%
 Easton, PA

 Lafayette College Endowment                      7.98%                7.43%
 A P Kirby
 Easton, PA

BRINSON FUND-CLASS N
--------------------
 Brinson Partners, Inc.                            100%                -----
 Chicago, IL

                                             Percentage of        Percentage of
Name & Address of Beneficial Owners              Class               Series
-----------------------------------          -------------        -------------
 SWISSKEY FUND CLASS
 -------------------
*Schweizerischer Bankverein                      48.63%               ------
 Zurich, Switzerland

*Schweizerischer Bankverein                      32.66%               ------
 Zurich, Switzerland

 Swiss Bank Corp.                                15.01%               ------
 New York, NY

 NON U.S. EQUITY FUND

 BRINSON FUND-CLASS I
 --------------------
*+Northern Trust                                 29.48%               28.80%
 Chicago, IL

 Northern Trust                                   5.12%                5.04%
 Chicago, IL

 BRINSON FUND-CLASS N
 --------------------

 Brinson Partners, Inc.                            100%                -----
 Chicago, IL

 SWISSKEY FUND CLASS
 -------------------
*Schweizerischer Bankverein                      67.17%               ------
 Zurich, Switzerland

 Swiss Bank Corporation                          23.68%               ------
 New York, NY


* Person deemed to control the class within the meaning of the Act. Note that such persons possess the ability to control the outcome of matters submitted for the vote of shareholders of that class.

+ Person deemed to control the Series within the meaning of the Act. Note that such persons possess the ability to control the outcome of matters submitted for the vote of shareholders of that Series.



                    INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR
-------
Brinson Partners, a Delaware corporation, is an investment management firm, managing as of June 30, 1997, over $131.4 billion, primarily for institutional pension and profit sharing funds. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First

Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Basel, London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is an indirect wholly-owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Brinson Partners also serves as the investment advisor to nine other investment companies: Brinson Relationship Funds, which includes fifteen investment portfolios (series); The Enterprise Group of Funds, Inc. - International Growth Portfolio; Enterprise Accumulation Trust - the International Equity Portfolio; Enterprise International Growth Portfolio; Fort Dearborn Income Securities, Inc.; The Hirtle Callaghan International Trust - International Equity Portfolio; John Hancock Variable Series Trust I - International Balanced Portfolio; Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments; AON Funds - International Equity Fund; and The Republic Funds - Republic Equity Fund.

Pursuant to its investment advisory agreements (the "Agreements") with the Trust, on behalf of each Series, Brinson Partners receives from each Series a monthly fee at an annual rate (as described in each Series' Prospectus and below) multiplied by the average daily net assets of that Series for providing investment advisory services. Brinson Partners is responsible for paying its expenses. Under the Agreements, each Series pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with Brinson Partners; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrative and transfer agent and any related services; (10) expenses of obtaining quotations of the Series' portfolio securities and of pricing the Series' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and
(13) fees and expenses of membership in industry organizations.

Under the Agreements, the Advisor is entitled to a monthly fee of the respective Series' average daily net assets as follows: annual rates of 0.80% for the Global Fund, Global Equity Fund and Non-U.S. Equity Fund; 0.75% for the Global Bond Fund; 0.70% for the U.S. Balanced Fund and U.S. Equity Fund; and 0.50% for the U.S. Bond Fund. The Advisor has agreed irrevocably to waive its fees and reimburse expenses to the extent that total operating expenses exceed the following rates of the respective Series' average daily net assets as follows, without regard to 12b-1 Plan expenses for the SwissKey Fund class or the Brinson - Class N of each Series: 1.10% for the Global Fund; 1.00% for the Global Equity Fund and the Non-U.S. Equity Fund; 0.90% for the Global Bond Fund; 0.80% for the U.S. Balanced Fund and the U.S. Equity Fund; and 0.60% for the U.S. Bond Fund.

Advisory fees accrued to Brinson Partners were as follows:


A.  FISCAL YEAR ENDED JUNE 30, 1995
-------------------------------------------------------------------------------------------
       SERIES           GROSS ADVISORY FEES    NET ADVISORY FEES PAID    FUND EXPENSES PAID
                         EARNED BY ADVISOR        AFTER FEE WAIVER           BY ADVISOR
-------------------------------------------------------------------------------------------
GLOBAL FUND                 $2,681,392               $2,681,392               $   0.00
-------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND          $  163,038               $     0.00               $216,658
-------------------------------------------------------------------------------------------
GLOBAL BOND FUND            $  329,156               $   95,216               $233,940
-------------------------------------------------------------------------------------------
U.S. BALANCED FUND          $  441,419               $  275,707               $165,712
-------------------------------------------------------------------------------------------
U.S. EQUITY FUND            $  154,258               $     0.00               $199,708
-------------------------------------------------------------------------------------------
U.S. BOND FUND                  NA                       NA                      NA
-------------------------------------------------------------------------------------------
NON-U.S. EQUITY FUND        $  933,521               $  666,061               $267,460
-------------------------------------------------------------------------------------------

B.  FISCAL YEAR ENDED JUNE 30, 1996
-------------------------------------------------------------------------------------------
       SERIES           GROSS ADVISORY FEES    NET ADVISORY FEES PAID    FUND EXPENSES PAID
                         EARNED BY ADVISOR        AFTER FEE WAIVER           BY ADVISOR
-------------------------------------------------------------------------------------------
GLOBAL FUND                 $3,415,057               $3,415,057               $   0.00
-------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND          $  390,824               $   12,198               $378,626
-------------------------------------------------------------------------------------------
GLOBAL BOND FUND            $  310,066               $      158               $309,908
-------------------------------------------------------------------------------------------
U.S. BALANCED FUND          $1,465,283               $1,015,531               $449,752
-------------------------------------------------------------------------------------------
U.S. EQUITY FUND            $  638,063               $  326,322               $311,741
-------------------------------------------------------------------------------------------
U.S. BOND FUND              $   37,868               $     0.00               $230,216
-------------------------------------------------------------------------------------------
NON-U.S. EQUITY FUND        $1,403,109               $1,050,199               $352,910
-------------------------------------------------------------------------------------------


C. FISCAL YEAR ENDED JUNE 30, 1997

       SERIES           GROSS ADVISORY FEES    NET ADVISORY FEES PAID    FUND EXPENSES PAID
                         EARNED BY ADVISOR        AFTER FEE WAIVER           BY ADVISOR
-------------------------------------------------------------------------------------------
GLOBAL FUND                 $4,294,925               $4,294,925               $   0.00
-------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND          $  641,075               $  445,564               $195,511
-------------------------------------------------------------------------------------------
GLOBAL BOND FUND            $  344,152               $  149,228               $194,924
-------------------------------------------------------------------------------------------
U.S. BALANCED FUND          $1,775,454               $1,559,981               $215,473
-------------------------------------------------------------------------------------------
U.S. EQUITY FUND            $1,423,666               $1,234,361               $189,305
-------------------------------------------------------------------------------------------
U.S. BOND FUND              $   67,835               $     0.00               $142,178
-------------------------------------------------------------------------------------------
NON-U.S. EQUITY FUND        $2,420,667               $2,420,667               $   0.00
-------------------------------------------------------------------------------------------

General expenses of the Trust (such as costs of maintaining corporate existence, legal fees, insurances, etc.) will be allocated among the Series in proportion to their relative net assets. Expenses which relate exclusively to a particular Series, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Series.

ADMINISTRATOR
-------------

Administrative, Accounting, Transfer Agency and Custodian Services

Effective May 10, 1997, the Trust, on behalf of each Fund, has entered into a Multiple Services Agreement (the "Services Agreement") with Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201 ("MSTC"), pursuant to which MSTC is required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Fund, including the coordination and monitoring of any third party service providers.

Custody Services. MSTC provides custodian services for the securities and cash of the Fund. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made plus a per transaction fee for transactions during the period and out-of-pocket expenses.

As authorized under the Services Agreement, MSTC has entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to the Fund. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

Pursuant to the CGFSC Agreement, CGFSC provides:

(1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to Investors, registration statements and other documents; and responding to Investor inquiries;

(2) accounting and portfolio valuation services, including the daily calculation of the Fund's net asset value and the preparation of certain financial statements; and

(3) transfer agency services, including the maintenance of each Investor's account records, responding to Investors' inquiries concerning accounts, processing purchases and redemptions of the Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions. Shareholder inquiries should be made to the transfer agent at 1-800-448-2430 (for the Brinson Fund-Class N and Brinson Fund-Class I) or 1-800-SWISSKEY (for the SwissKey Funds).

Also as authorized under the Services Agreement, MSTC has entered into a sub-administration agreement (the "FDI Agreement") with Funds Distributor, Inc. ("FDI") under which FDI provides administrative assistance to the Fund with respect to (i) regulatory matters, including regulatory developments and examinations, (ii) all aspects of the Fund's day-to-day operations, (iii) office facilities, clerical and administrative services, and (iv) maintenance of books and records. FDI's business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

Pursuant to the CGFSC Agreement and the FDI Agreement, MSTC pays CGFSC and FDI, respectively, for the services that CGFSC and FDI provide to MSTC in fulfilling MSTC's obligations under the Services Agreement.

Until May 9, 1997, FPS Services, Inc., 3200 Horizon Drive, King of Prussia, PA 19406-0903 ("FPS"), provided certain administrative services to the Trust pursuant to an administration agreement (the "Administration Agreement").

As compensation for services performed under the Administration Agreement, FPS received a fee payable monthly at an annual rate multiplied by the average daily net assets of the Trust.

Administration fees paid to FPS were as follows:


-------------------------------------------------------------------------------
        SERIES          FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
                          JUNE 30, 1995      JUNE 30, 1996      JUNE 30, 1997
-------------------------------------------------------------------------------
GLOBAL FUND                 $211,243           $293,601           $271,364
-------------------------------------------------------------------------------
GLOBAL EQUITY FUND          $ 15,062           $ 32,468           $ 38,047
-------------------------------------------------------------------------------
GLOBAL BOND FUND            $ 28,889           $ 29,216           $ 25,412
-------------------------------------------------------------------------------
U.S. BALANCED FUND          $ 39,523           $140,841           $121,580
-------------------------------------------------------------------------------
U.S. EQUITY FUND            $ 15,362           $ 58,286           $ 76,534
-------------------------------------------------------------------------------
U.S. BOND FUND                 NA              $ 58,286           $  6,542
-------------------------------------------------------------------------------
NON-U.S. EQUITY FUND        $ 72,350           $119,433           $122,780
-------------------------------------------------------------------------------

UNDERWRITER
-----------

FDI, 60 State Street, Suite 1300, Boston, MA 02109, acts as an underwriter of the Series' continuous offer of shares for the purpose of facilitating the filing of notices regarding sale of the shares of the Series under state securities laws and to assist in sales of shares pursuant to an underwriting agreement (the "Underwriting Agreement") approved by the Board of Trustees. In this regard, FDI has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Trust shall from time to time identify to FDI as states in which it wishes to offer the Series' shares for sale, in order that state filings may be maintained for the Series. FDI does not receive any compensation under the Underwriting Agreement.

FDI is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Trust does not impose any sales loads or redemption fees. Each Series shall continue to bear the expense of all filing fees incurred in connection with the filing of notices regarding sale of shares under state securities laws.

The Underwriting Agreement may be terminated by either party upon sixty (60) days' prior written notice to the other party, and if so terminated, the pro rata portion of the unearned fee will be returned to the Trust.

DISTRIBUTION PLAN
-----------------

The Board of Trustees of the Trust has adopted a distribution plan (the "SwissKey Plan") pursuant to Rule 12b-1 under the Act, for each Series' SwissKey Fund class shares and a separate distribution plan (the "Class N Plan") pursuant to Rule 12b-1 under the Act for each Series' Brinson Fund-Class N shares (the SwissKey Plan and the Class N Plan together, the "Plans"). The Plans permit each Series to reimburse FDI, Brinson Partners and others from the assets of the SwissKey Fund class and Brinson Fund-Class N shares with a quarterly fee for services and expenses incurred in distributing and promoting sales of SwissKey Fund class shares and Brinson Fund-Class N Shares, respectively. The aggregate fees paid by the SwissKey Fund class and Brinson Fund-Class N shares to FDI, and others under the Plan for each Class may not exceed 0.90% of a SwissKey Fund classes' average daily net assets and 0.25% of a Brinson Fund-Class N's average daily net assets, respectively, in any year.

The SwissKey Plan does not apply to the Brinson Fund-Class I or the Brinson Fund-Class N shares of each Series and those shares are not included in calculating the SwissKey Plan's fees. Amounts spent on behalf of each SwissKey Fund class pursuant to the SwissKey Plan during the fiscal year ended June 30, 1997 are set forth below.


-----------------------------------------------------------------------------------------------------------------------
      FUND                 PRINTING          COMPENSATION    COMPENSATION    COMPENSATION TO     ADVERTISING   OTHER
                                                  TO              TO         SWISS BANK SALES
                                             UNDERWRITERS*      DEALERS         PERSONNEL
-----------------------------------------------------------------------------------------------------------------------
SwissKey Global            $ 4,946             $416             $0              $107,822           $12,238      $  0
Fund
-----------------------------------------------------------------------------------------------------------------------
SwissKey Global            $14,229             $416             $0              $285,887           $27,577      $  0
Equity Fund
-----------------------------------------------------------------------------------------------------------------------
SwissKey Global            $   936             $416             $0              $ 17,467           $ 1,814      $  0
Bond Fund
-----------------------------------------------------------------------------------------------------------------------
SwissKey U.S.              $ 1,618             $416             $0              $ 20,805           $ 3,137      $  0
Balanced Fund
-----------------------------------------------------------------------------------------------------------------------
SwissKey U.S.              $   379             $416             $0              $  7,253           $   734      $  0
Equity Fund
-----------------------------------------------------------------------------------------------------------------------
SwissKey U.S.              $ 2,601             $416             $0              $ 68,212           $ 5,065      $  0
Bond Fund
-----------------------------------------------------------------------------------------------------------------------
SwissKey Non-              $   314             $416             $0              $  4,624           $   590      $  0
U.S. Equity Fund
-----------------------------------------------------------------------------------------------------------------------

* Prior to February 5, 1997, FPS Broker Services, Inc. served as underwriter to the Trust.

The Brinson Fund-Class N shares commenced operations on June 30, 1997, and therefore, no 12b-1 fees were accrued or expended under the Class N Plan on behalf of the Brinson Fund-Class N shares during the periods reported.

CODE OF ETHICS
--------------

The Trust has adopted a Code of Ethics which establishes standards by which certain access persons of the Trust, which include officers of the Advisor and officers and Trustees of the Trust, must abide relating to personal securities trading conduct.

Under the Code of Ethics, access persons are prohibited from engaging in certain conduct, including, but not limited to: 1) investing in companies in which the Series invest unless the securities have a broad public market and are registered on a national securities exchange or are traded in the over-the-counter markets; 2) making or maintaining an investment in any corporation or business with which the Series have business relationships if the investment might create, or give the appearance of creating, a conflict of interest; 3) participating in an initial public offering; 4) entering into a securities transaction when the access person knows or should know that such activity will anticipate, parallel or counter any securities transaction of a Series; 5) entering into any securities transaction, without prior approval, in connection with any security which has been designated as restricted; 6) entering into a net short position with respect to any security held by a Series; 7) entering into any derivative transaction when a direct transaction in the underlying security would be a violation; and 8) engaging in self-dealing or other transactions benefiting the access person at the expense of the Series or its shareholders.

In addition, access persons are required to receive advance approval prior to purchasing or selling a restricted security, and may not buy or sell certain prohibited securities. The Advisor will identify for access persons prohibited securities, which include securities that are being considered for purchase or sale by any account or fund managed by the Advisor, and provide a list of such securities to all access persons. Access persons are required to file quarterly reports of security investment transactions. Trustees or officers who are not "interested persons" of the Trust, as defined in the 1940 Act, need only report a transaction in a security if such Trustee or officer, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his or her official duties as a Trustee or officer, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee or officer, such security was purchased or sold by a Series, or was being considered for purchase by a Series.

               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brinson Partners is responsible for decisions to buy and sell securities for the Series and for the placement of the Series' portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Series invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. Brinson Partners is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Series. Under its advisory agreements with the Global Funds and the Non-U.S. Equity Fund, Brinson Partners is authorized to utilize the trading desk of its foreign subsidiaries to execute foreign securities transactions, but monitors the selection by such subsidiaries of brokers and dealers used to execute transactions for those Series. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting and monitoring broker-dealers and negotiating commissions, Brinson Partners considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Series or to Brinson Partners. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows Brinson Partners to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. Brinson Partners is of the opinion that, because this material must be analyzed and reviewed by its staff, its receipt and use does not tend to reduce expenses but may benefit the Series by supplementing the Advisor's research.

Brinson Partners effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Series effect its securities transactions may be used by Brinson Partners in servicing all of its accounts; not all such services may be used in connection with the Series. In the opinion of Brinson Partners, it is not possible to measure separately the benefits from research services to each of the accounts (including the Series). Brinson Partners will attempt to equitably allocate portfolio transactions among the Series and others whenever concurrent decisions are made to purchase or sell securities by the Series and another. In making such allocations between the Series and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Series and the others. In some cases, this procedure could have an adverse effect on the Series. In the opinion of Brinson Partners, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

The Series incurred brokerage commissions as follows:


-------------------------------------------------------------------------------
SERIES                  FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
                          JUNE 30, 1995      JUNE 30, 1996      JUNE 30, 1997
-------------------------------------------------------------------------------
GLOBAL FUND                 $196,381           $329,191           $385,571
-------------------------------------------------------------------------------
GLOBAL EQUITY FUND          $ 34,283           $123,467           $142,922
-------------------------------------------------------------------------------
GLOBAL BOND FUND            $   0.00           $   0.00           $   0.00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SERIES                  FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
                          JUNE 30, 1995      JUNE 30, 1996      JUNE 30, 1997
-------------------------------------------------------------------------------
U.S. BALANCED FUND          $ 88,904           $ 99,554           $139,165
-------------------------------------------------------------------------------
U.S. EQUITY FUND            $ 53,830           $105,887           $290,526
-------------------------------------------------------------------------------
U.S. BOND FUND              $   0.00           $   0.00           $   0.00
-------------------------------------------------------------------------------
NON-U.S. EQUITY FUND        $172,829           $322,915           $833,293
-------------------------------------------------------------------------------

For the fiscal year ended June 30, 1997 the Trust and the Advisor had no agreements or understandings with a broker or otherwise causing brokerage transactions or commissions for research services.

PORTFOLIO TURNOVER
------------------

The Series are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of the respective investment objective. The Series will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Series' investment objective.

The Series do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Series during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

Under normal circumstances, the portfolio turnover rate for the Global Equity Fund, U.S. Equity Fund, and Non-U.S. Equity Fund is not expected to exceed 100%. The portfolio turnover rates for the Global Fund and Global Bond Fund may exceed 100% and in some years, 200% and for the U.S. Balanced Fund and U.S. Bond Fund, may exceed 100% and in some years 300%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by that Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

With respect to the Global Fund, for the fiscal years ended June 30, 1994, June 30, 1995, June 30, 1996 and June 30, 1997, respectively, the portfolio turnover rate of the Series was 231%, 238%, 142% and 150%, respectively. With respect to the Global Bond Fund, for the period July 30, 1993 (commencement of operations) to June 30, 1994 and the fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997 the portfolio turnover rate of the Series was 189%, 199%, 184% and 235%, respectively. With respect to the U.S. Balanced Fund, for the fiscal years ended June 30, 1996, and June 30, 1997 the portfolio turnover rate of the Series was 240% and 329%. With respect to the U.S. Bond Fund, for the period from August 31, 1995 (commencement of operations) to June 30, 1996, and the fiscal year ended June 30, 1997, the portfolio turnover rate of the Series was 363% and 410%. The significant variation in portfolio turnover rates over such periods was due to an increase in the assets of the Series which caused the Series, to reposition their portfolio holdings in order to meet their investment objectives and policies.

                         SHARES OF BENEFICIAL INTEREST

The Trust presently offers seven Series of shares of beneficial interest, each of which offers three classes of shares. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the applicable Series and has the same voting and other rights and preferences as the other class of that Series, except that only shares of the SwissKey Fund class may vote on any matter affecting only the SwissKey Plan under Rule 12b-1. Similarly, only shares of the Brinson Fund-Class N may vote on matters that affect only the Class N Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters including changes to a Series' fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreement and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Series do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority from time to time to divide or combine the shares of the Series into a greater or lesser number of shares so affected. In the case of a liquidation of a Series, each shareholder of the Series will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution out of assets, net of liabilities, of the Series. No shareholder is liable for further calls or assessment by the Series.

On any matters affecting only one Series or class, only the shareholders of that Series or class are entitled to vote. On matters relating to the Trust but affecting the Series differently, separate votes by the Series or class are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a Series or class, the matter shall have been effectively acted upon with respect to any Series or class if a majority of the outstanding voting securities of that Series or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Series or class; and
(2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

                                   PURCHASES

Shares of each class of each Series are sold at the net asset value next determined after the receipt of a purchase application in proper form by the transfer agent. The minimum for intiial investments with respect to the Brinson Fune-Class I for each Series is $1,000,000; subsequent investment minimums are $2,500. The minimum for initial investments with respect to the SwissKey Fund class for each Series is $1,000; subsequent investment minimums are $50. The minimum for initial investment with respect to the Brinson Fund-Class N for each Series is $1,000,000. A more detailed description of methods of purchase is included in the Prospectuses.

Certificates representing shares purchased are not issued. However, such purchases are confirmed to the investor and credited to the shareholder's account on the books maintained by the Trust's transfer agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued.

EXCHANGES OF SHARES
-------------------

Shares of one class of a Series may only be exchanged for the same class of another Series of the Trust. Exchanges will not be permitted between the different classes.

Each qualifying exchange will be made on the basis of the relative net asset values per share of both the Series from which, and the Series into which, the exchange is made, that is next computed following receipt of the exchange order in proper form by the Trust's transfer agent. Exchanges may be made by telephone if the shareholder's Account Application Form includes specific authorization for telephone exchanges. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes.

The transactions described above will result in a taxable gain or loss for federal income tax purposes. Generally, any such taxable gain or loss will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

Any shareholder who wishes to make an exchange should first obtain and review the Prospectus of the Series to be acquired in the exchange. Requests for telephone exchanges must be received prior to the close of regular trading on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for regular trading.

At the discretion of the Trust, this exchange privilege may be terminated or modified at any time for any of the participating Series upon 60 days' prior written notice to shareholders. Contact the transfer agent for details about a particular exchange.

NET ASSET VALUE
---------------

The net asset value per share is calculated separately for each class of each Series. The net asset value per share of a Series is computed by dividing the value of the assets of the Series, less its liabilities, by the number of shares of the Series outstanding.

Each class of a Series will bear pro rata all of the common expenses of that Series. The net asset values of all outstanding shares of each class of a Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that Series. All income earned and expenses incurred by a Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' percentage in the Series represented by the value of such shares of such classes, except that none of the shares of a class will incur any of the expenses under the 12b-1 plan of another class.


Portfolio securities are valued and net asset value per share is determined as of the close of regular trading on the NYSE which currently is 4:00 p.m. Eastern time on each day the NYSE is open for trading. The NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day (day observed), Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Portfolio securities listed on a national or foreign securities exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on a particular day or an exchange, are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Other portfolio securities which are traded in the over-the-counter market are valued at the bid price as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Valuations of fixed income and equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect the fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees.

Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. A Series realizes a gain or loss upon settlement of the contracts. Swaps will be priced at fair value based on (1) swap prices provided by broker-dealers; (2) values, or estimates of values, of the applicable equity indices and foreign rates underlying the contracts; and (3) consideration of other relevant factors. A Series' obligation under a swap agreement will be accrued daily (offset by any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of Segregated Assets. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of FPS and the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

                                  REDEMPTIONS

Under normal circumstances shareholders may redeem their shares at any time without a fee. The redemption price will be based upon the net asset value per share next determined after receipt of the redemption request, provided it has been submitted in the manner described below. The redemption price may be more or less than the original cost, depending upon the net asset value per share at the time of redemption.

Payment for shares tendered for redemption is made by check within five business days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond five business days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Series is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or

(iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Series.

Under unusual circumstances, when the Board of Trustees deems it in the best interest of the Series' shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Series taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Series' net asset value at the beginning of each 90 day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

TAXATION
--------

Each of the Series has qualified, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Code. In order to so qualify, a mutual fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades and businesses.

To the extent each of the Series qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

An excise tax at the rate of 4% will be imposed on the excess, if any, of each Series' "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Series' ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Series intend to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Series during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

Gains or losses attributable to fluctuations in exchange rates which occur between the time a Series accrues interest or other receivables or accrues expenses or liabilities denominated in a foreign currency and the time the Series actually collects such receivables, or pays such liabilities, are generally treated as ordinary income or loss. Similarly, a portion of the gains or losses realized on disposition of debt securities denominated in a foreign currency may also be treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Series' investment company taxable income to be distributed to its shareholders, rather than increasing or decreasing the amount of the Series' capital gains or losses.

When a Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

In writing a call, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has written expires on its stipulated expiration date, the Series recognizes a short-term capital gain. If a Series enters into a closing purchase transaction with respect to an option which the Series has written, the Series realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Series has written is exercised, the Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The premium paid by a Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has purchased expires on the stipulated expiration date, the Series realizes a short-term or long-term capital loss for Federal income tax purposes in the amount of the cost of the option. If a Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Series at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for Federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss. Certain options, futures contracts and options on futures contracts utilized by the Series are "Section 1256 contracts." Any gains or losses on Section 1256 contracts held by a Series at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

The Taxpayer Relief Act of 1997 also provides, in general, that if there is a constructive sale (e.g., short sale against the box) of an appreciated financial position the taxpayer must recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value as of the date of the constructive sale and immediately repurchased. Shareholders will be subject to federal income taxes on distributions made by the Series whether received in cash or additional shares of the Series. Distributions of net investment income and net short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Series. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Dividends eligible for designation under the dividends received deduction and paid by a Series may qualify in part for the 70% dividends received deduction for corporations provided, however, in respect of any dividend, that those shares have been held for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend with respect to such dividend. The Series will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains and the portion of its dividends which may qualify for the 70% deduction.

The Taxpayer Relief Act of 1997, which was signed into law by President Clinton on August 5, 1997, makes sweeping changes to the Internal Revenue Code. New special rules apply in determining the Fund's income which, in turn, will effect the amount of the Fund's distributions to you. Generally, after July 28, 1997, long-term capital gain rates will apply for assets held more than 18 months. Subject to certain transitional rules, the maximum tax rate for long-term capital gains is 20%. Gains from sales or exchanges after July 28, 1997 of assets held for more than 12 months but not more than 18 months ("mid-term gains") are still subject to a maximum capital gains rate of 28%. The Act does not contain any relief in the capital gain rates for corporations. Beginning in 1998, the Act allows nondeductible contributions to two new types of IRAs, Roth IRAs and Education IRAs, subject to various income and other limitations. Also, the income limits for deductible IRA contributions are increased for years after 1997.

Each class of shares of a Series will share proportionately in the investment income and expenses of that Series, except that the respective SwissKey Fund class and Brinson Fund-Class N for each Series will incur distribution fees under their respective 12b-1 plans.

It is expected that certain dividends and interest received by the Global Funds and the Non-U.S. Equity Fund will be subject to foreign withholding taxes. If more than 50% in value of the total assets of a fund at the close of any taxable year consists of stocks or securities of foreign corporations, such fund may elect to treat any foreign taxes paid by it as if paid by its shareholders. These Series will notify shareholders in writing each year whether it has made the election and the amount of foreign taxes it has elected to have treated as paid by the shareholders. If a Series makes the election, its shareholders will be required to include in gross income their proportionate share of the amount of foreign taxes paid by the Series and will be entitled to claim either a credit or deduction for their share of the taxes in computing their U.S. federal income tax subject to certain limitations. No deduction for foreign taxes may be claimed by shareholders who do not itemize deductions.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of each Series' income flows through to its shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of foreign tax credit), such as foreign source passive income received from the respective Series. Because of changes made by the Code, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Series. Beginning in 1998, an individual with $300 or less ($600 or less for joint filers) of foreign tax credits is generally exempt from the foreign tax credit limitation and likely will not have to file Form 1116 in order to claim a foreign tax credit.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Regulations. The Code and Regulations are subject to change by legislative or administrative action at any time and retroactively.

Dividends and distributions also may be subject to state and local taxes.

Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes as well as the application of the foreign tax credit.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Series, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

                           PERFORMANCE CALCULATIONS

Performance information for the SwissKey Fund class, Brinson Fund-Class N and Brinson Fund-Class I shares of each Series will vary due to the effect of expense ratios on the performance calculations.

TOTAL RETURN
------------

Current yield and total return quotations used by the Series (and classes of shares) are based on standardized methods of computing performance mandated by rules adopted by the SEC. As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and deduction of all applicable charges and fees. According to the SEC formula:

            P(1+T)/n/=ERV
where:
     P      =    a hypothetical initial payment of $1,000,
     T      =    average annual total return,
     n      =    number of years,
     ERV    =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

Based upon the foregoing calculations, the average annual total return for the Brinson Fund-Class I (previously Brinson Fund Class) shares of:

     (i) the Global Fund for the one-and three-year periods ended June 30, 1997 and the periods August 31, 1992 (commencement of operations) through June 30, 1997 was 18.79%, 15.87% and 12.10%, respectively;

     (ii) the Global Equity Fund for the one-and three-year periods ended June 30, 1997 and the period January 28, 1994 (commencement of operations) through June 30, 1997 was 21.26%, 17.32%, and 13.49%, respectively;

     (iii) the Global Bond Fund for the one-and three-year periods ended June 30, 1997 and the period July 30, 1993 (commencement of operations) through June 30, 1997 was 7.71%, 10.16% and 7.48%, respectively;

     (iv) the U.S. Balanced Fund for the one-year period ended June 30, 1997 and the period December 30, 1994 (commencement of operations) through June 30, 1997 was 15.50% and 17.41%, respectively;

     (v) the U.S. Equity Fund for the one-and three-year periods ended June 30, 1997 and the period February 22, 1994 (commencement of operations) through June 30, 1997 was 31.87%, 27.85% and 23.61%, respectively;

     (vi) the U.S. Bond Fund for the one-year period ended June 30, 1997 and the period August 31, 1995 (commencement of operations) through June 30, 1997 was 8.45% and 6.58%, respectively; and

     (vii) the Non-U.S. Equity Fund for the one-and three-year periods ended June 30, 1997 and the period August 31, 1993 (commencement of operations) through June 30, 1997 was 20.27%, 14.09% and 10.16%, respectively.

Based upon the foregoing calculations, the average annual total return for the SwissKey Fund class shares of:

     (i)    The Global Fund for the one-year period ended June 30,
            1997 and the period July 31, 1995 (commencement of operations) through June 30, 1997 was 18.13% and 16.38%, respectively;

     (ii) The Global Equity Fund for the one-year period ended June 30, 1997 and the period July 31, 1995 (commencement of operations) through June 30, 1997 was 20.34% and 20.73%, respectively;

     (iii) The Global Bond Fund for the one-year period ended June 30, 1997 and the period July 31, 1995 (commencement of operations) through June 30, 1997 was 7.20% and 8.55%, respectively;

     (iv) The U.S. Balanced Fund for the one-year period ended June 30, 1997 and the period July 31, 1995 (commencement of operations) through June 30, 1997 was 14.99% and 13.86%, respectively;

     (v)    The U.S. Equity Fund for the one-year period ended June
            30, 1997 and the period July 31, 1995 (commencement of operations) through June 30, 1997 was 31.26% and 29.83%, respectively;

     (vi) The U.S. Bond Fund for the one-year perod ended June 30, 1997 and the period August 31, 1995 (Commencement of operations) through June 30, 1997 was 7.91% and 6.09%, respectively; and

     (vii) The Non-U.S. Equity Fund for the one-year period ended June 30, 1997 and the period July 31, 1995 (commencement of operations) through June 30, 1997 was 19.32% and 18.36%, respectively.

The Brinson Fund-Class N shares of each Series commenced operations on June 30, 1997, and therefore, the average annual total return for prior periods is not available.

YIELD
-----

As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base periods. According to the SEC formula:

          Yield = 2[(a-b + 1)/6/ - 1]
                  -------------------
                           cd
where:
     a    =    dividends and interest earned during the period.
     b    =    expenses accrued for the period (net of reimbursements).
     c    =    the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d    =    the maximum offering price per share on the last day of the period.

The yield of a Series may be calculated by dividing the net investment income per share earned by the particular Series during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. A Series' net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

FINANCIAL STATEMENTS

The Series' Financial Statements for the fiscal year ended June 30, 1997 and the Reports of Independent Auditors thereon, which are contained in the Series' Annual Report dated June 30, 1997, are incorporated herein by reference.

CORPORATE DEBT RATINGS                                                APPENDIX A

Moody's Investors Service, Inc. describes classifications of corporate bonds as follows:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

Standard & Poor's Ratings Group describes classifications of corporate bonds as follows:

     AAA - This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from the AAA issues only in small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB - Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

     B - Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC - Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

     CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default, or is expected to default upon maturity or payment date.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                               THE BRINSON FUNDS
                                   FORM N-1A


PART C.  OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.
          ----------------------------------

          (a)  Financial Statements.

               Included in Part A: Financial Highlights for the year ended June 30, 1997 and previous years.

               BRINSON GLOBAL FUND--CLASS I, BRINSON GLOBAL EQUITY FUND--CLASS I, BRINSON GLOBAL BOND FUND--CLASS I, BRINSON U.S. EQUITY FUND-- CLASS I, BRINSON U.S. BALANCED FUND--CLASS I, BRINSON U.S. BOND FUND--CLASS I, AND BRINSON NON-U.S. EQUITY FUND--CLASS I.

               SWISSKEY GLOBAL FUND, SWISSKEY GLOBAL EQUITY FUND--CLASS I, SWISSKEY GLOBAL BOND FUND, SWISSKEY U.S. BALANCED FUND, SWISSKEY U.S. EQUITY FUND, SWISSKEY U.S. BOND FUND, SWISSKEY NON-U.S. EQUITY FUND.

               The Brinson Fund-Class N Shares commenced operations on June 30, 1997.

               Included in Part B:

               GLOBAL FUND
               -----------
               (1)      Report of Independent Auditors/1/;


               (2)      Schedule of Investments as of June 30, 1997
                        (audited)/1/;

               (3) Statement of Assets and Liabilities at June 30, 1997 (audited)/1/;

               (4) Statement of Operations for the year ended June 30, 1997 (audited)/1/;

               (5) Statements of Changes in Net Assets for the two years ended June 30, 1997, and June 30, 1996 (audited)/1/;

               (6) Financial Highlights for the Brinson Fund--Class I Shares for the four years ended June 30, 1997, June 30, 1996, June 30, 1995 and June 30, 1994, and for the period August 31, 1992 (commencement of operations) to June 30, 1993 (audited)/1/; and for the SwissKey Fund Class Shares for the year ended June 30, 1997 and for the period July 31, 1995 (commencement of operations) to June 30, 1996 (audited)/1/;

               (7)      Notes to Financial Statements dated June 30, 1997
                        (audited)/1/.



               GLOBAL EQUITY FUND
               -------------------
               (1) Report of Independent Auditors/1/;


               (2) Schedule of Investments as of June 30, 1997 (audited)/1/;


               (3) Statement of Assets and Liabilities at June 30, 1997
                   (audited)/1/;

               (4) Statement of Operations for the year ended June 30, 1997
                   (audited)/1/;

                       (audited)/1/;

               (5) Statements of Changes in Net Assets for the two years ended June 30, 1997, and June 30, 1996 and (audited)/1/;

               (6) Financial Highlights for the Brinson Fund--Class I Shares for the three years ended June 30, 1997, June 30, 1996 and June 30, 1995 and for the period January 28, 1994 (commencement of operations) to June 30, 1994 (audited)/1/; and for the SwissKey Fund Class Shares for the year ended June 30, 1997 and for the period July 31, 1995 (commencement of operations) to June 30, 1996 (audited)/1/;

               (7)     Notes to Financial Statements dated June 30, 1997
                       (audited)/1/.


               GLOBAL BOND FUND
               -----------------
               (1)     Report of Independent Auditors/1/;

               (2)     Schedule of Investments as of June 30, 1997 (audited)/1/;

               (3) Statement of Assets and Liabilities at June 30, 1997 (audited)/1/;

               (4) Statement of Operations for the year ended June 30, 1997 (audited)/1/;

               (5) Statements of Changes in Net Assets for the two years ended June 30, 1997 and June 30, 1996 (audited)/1/;

               (6) Financial Highlights for the Brinson Fund--Class I shares for the three years ended June 30, 1997, June 30, 1996 and June 30, 1995 and for the period July 30, 1993 (commencement of operations) to June 30, 1994 (audited)/1/; and for the SwissKey Fund Class Shares for the year ended June 30, 1997 and for the period July 31, 1995 (commencement of operations) to June 30, 1996 (audited)/1/;

               (7)     Notes to Financial Statements dated June 30, 1997
                       (audited)/1/.



               U.S. BALANCED FUND
               -------------------
               (1)     Report of Independent Auditors/1/;

               (2)     Schedule of Investments as of June 30, 1997 (audited)/1/;

               (3) Statement of Assets and Liabilities at June 30, 1997 (audited)/1/;

               (4) Statement of Operations for the year ended June 30, 1997 (audited)/1/;

               (5) Statement of Changes in Net Assets for the two years ended June 30, 1997 and June 30, 1996 (audited)/1/;

               (6) Financial Highlights for the Brinson Fund--Class I Shares for two years ended June 30, 1997 and June 30, 1996, and period December 30, 1994 (commencement of operations) to June 30, 1995 (audited)/1/; and for the SwissKey Fund Class Shares for the year ended June 30, 1997 and for the period July 31, 1995 to June 30, 1996 (audited)/1/;

               (7)     Notes to Financial Statements dated June 30, 1997
                       (audited)/1/.



               U.S. EQUITY FUND
               -----------------
               (1)     Report of Independent Auditors/1/;

               (2)     Schedule of Investments as of June 30, 1997 (audited)/1/;

               (3) Statement of Assets and Liabilities at June 30, 1997 (audited)/1/;

               (4) Statement of Operations for the year ended June 30, 1997 (audited)/1/;

               (5) Statements of Changes in Net Assets for the two years ended June 30, 1997 and June 30, 1996 (audited)/1/;

               (6) Financial Highlights for the Brinson Fund--Class I Shares for the three years ended June 30, 1997, June 30, 1996 and June 30, 1995 and for the period February 22, 1994 (commencement of operations) to June 30, 1994 (audited)/1/; and for the SwissKey Fund Class Shares for the year ended June 30, 1997 and for the period July 31, 1995 (commencement of operations) to June 30, 1996 (audited)/1/;

               (7)     Notes to Financial Statements dated June 30, 1997
                       (audited)/1/.


               NON-U.S. EQUITY FUND
               ---------------------
               (1)     Report of Independent Auditors/1/;

               (2)     Schedule of Investments as of June 30, 1997 (audited)/1/;

               (3) Statement of Assets and Liabilities at June 30, 1997 (audited)/1/;

               (4) Statement of Operations for the year ended June 30, 1997 (audited)/1/;

               (5) Statements of Changes in Net Assets for the two years ended June 30, 1997 and June 30, 1996 (audited)/1/;

               (6) Financial Highlights for the Brinson Fund--Class I Shares for the three years ended June 30, 1997, June 30, 1996, June 30, 1995 and for the period August 31, 1993 (commencement of operations) to June 30, 1994 (audited)/1/; and for the SwissKey Fund Class Shares for the year ended June 30, 1997 and the period July 31, 1995 (commencement of operations) through June 30, 1996 (audited)/1/;

               (7)     Notes to Financial Statements dated June 30, 1997
                       (audited)/1/.


                U.S. BOND FUND
                ---------------

               (1)     Report of Independent Auditors/1/;

               (2)     Schedule of Investments as of June 30, 1997
                       (audited)/1/;

               (3) Statement of Assets and Liabilities at June 30, 1997 (audited)/1/;

               (4) Statement of Operations for the year ended June 30, 1997 and for the period August 31, 1995 (commencement of operations) to June 30, 1996 (audited)/1/;

               (5) Statement of Changes in Net Assets for the year ended June 30, 1997 and for the period August 31, 1995 (commencement of operations) to June 30, 1996 (audited)/1/;

               (6) Financial Highlights for Brinson Fund--Class I Shares the year ended June 30, 1997 and for the period August 31, 1995 (commencement of operations) to June 30, 1996 (audited)/1/; and for the SwissKey Fund Class Shares for the year ended June 30, 1997 and for the period August 31, 1995 (commencement of operations) to June 30, 1996 (audited)/1/;

               (7)     Notes to Financial Statements dated June 30, 1997
                       (audited)/1/.



     /1/ Incorporated by reference to the Trust's Financial Statements in the Annual Report to Shareholders dated June 30, 1997 and filed electronically on September 10, 1997.


     (b)  Exhibits:

               Exhibits filed pursuant to Form N-1A:

               (1) Certificate of Trust and Agreement and Declaration of Trust of The Brinson Funds is incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Statement No. 33-47287, Exhibit (1) as electronically filed on June 30, 1997 and previously incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement No. 33-47287, Exhibit No. (1) as electronically filed on October 5, 1993.

               (2) By-Laws of The Brinson Funds is incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement No. 33-47287, Exhibit (2) as electronically filed on June 30, 1997 and previously incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement No. 33-47287, Exhibit No. (2) as filed on October 5, 1993.

               (3)  Not Applicable.

               (4) Specimen Share Certificate of The Brinson Funds is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement No. 33-47287, Exhibit No. (4) as filed on July 21, 1994.

               (5)  (a)  Investment Advisory Agreement between Brinson Partners,
                         Inc. and the Registrant on behalf of Brinson Global Fund of The Brinson Funds, dated April 25, 1995, is incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement No. 33-47287, Exhibit (5)(a) as electronically filed on June 30, 1997, previously incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-47287, Exhibit No. (5)(a) as filed on September 20, 1995.

                    (b) Investment Advisory Agreement between Brinson Partners, Inc. and the Registrant on behalf of Brinson Global Bond Fund of The Brinson Funds, dated April 25, 1995, is incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement No. 33-47287, Exhibit (5)(b) as electronically filed on June 30, 1997, previously incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-47287, Exhibit No.(5)(b) as filed on September 20, 1995.

                    (c) Investment Advisory Agreement between Brinson Partners, Inc. and the Registrant on behalf of Brinson Non-U.S. Equity Fund of The Brinson Funds, dated April 25, 1995, is incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement No. 33-47287, Exhibit (5)(c) as electronically filed on June 30, 1997, previously incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-47287, Exhibit No.(5)(c) as filed on September 20, 1995.

                    (d) Investment Advisory Agreement between Brinson Partners, Inc. and the Registrant on behalf of Brinson Global Equity Fund of The Brinson Funds, dated April 25, 1995, is incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement No. 33-47287, Exhibit (5)(d) as electronically filed on June 30, 1997, previously incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-47287, Exhibit No.(5)(d) as filed on September 20, 1995.

                    (e) Investment Advisory Agreement between Brinson Partners, Inc. and the Registrant on behalf of Brinson U.S. Equity Fund of The Brinson Funds, dated April 25, 1995, is incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement No. 33-47287, Exhibit (5)(e) as electronically filed on June 30, 1997, previously incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-47287, Exhibit No.(5)(e) as filed on September 20, 1995.

                    (f) Investment Advisory Agreement between Brinson Partners, Inc. and the Registrant on behalf of Brinson U.S. Balanced Fund of The Brinson Funds, dated April 25, 1995, is incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement No. 33-47287, Exhibit (5)(f) as electronically filed on June 30, 1997, previously incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-47287, Exhibit No.(5)(f) as filed on September 20, 1995.

                    (g) Investment Advisory Agreement between Brinson Partners, Inc. and the Registrant on behalf of Brinson U.S. Bond Fund of The Brinson Funds, dated April 25, 1995, is incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement No. 33-47287, Exhibit (5)(g) as electronically filed on June 30, 1997, previously incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-47287, Exhibit No.(5)(g) as electronically filed on September 20, 1995.

          (6)  (a)  This agreement was replaced by Item 24(b)(6)(f) below:
                    Underwriting Agreement between Fund/Plan Broker Services, Inc. and the Registrant on behalf of each of the series of The Brinson Funds dated November 20, 1996 is incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement No. 33-47287, as Exhibit No. (6)(a) to Item 24 as electronically filed on February 15, 1996.

               (b)  This agreement was replaced by Item 24(b)(6)(f) below:
                    Amendment to Underwriting Agreement between Fund/Plan Broker Services, Inc. and the Registrant on behalf of each of the series of The Brinson Funds dated August 21, 1995 is incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement No. 33-47287, as Exhibit No. (6)(b) to Item 24 as electronically filed on February 15, 1996.

               (c)  This agreement was replaced by Item 24(b)(6)(f) below:
                    Underwriting Agreement between Fund/Plan Broker Services, Inc. and the Registrant on behalf of each of the series of The Brinson Funds dated April 25, 1995 is incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-47287, Exhibit No. (6)(a) to Item 24 as filed on September 20, 1995.

               (d)  This agreement was replaced by Item 24(b)(6)(f) below:
                    Underwriting Agreement between Fund/Plan Broker Services, Inc. and the Registrant on behalf of each of the series of The Brinson Funds dated September 1, 1994 is incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement No. 33-47287 Exhibit No.
                    (6)(a) to Item 24 as filed on September 15, 1994.

               (e)  This agreement was replaced by Item 24(b)(6)(f) below:
                    Underwriting Agreement between Fund/Plan Broker Services, Inc. and the Registrant on behalf of each of the series of The Brinson Funds is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement No. 33-47287, Exhibit No. (6) as filed on July 21, 1994.

               (f) Distribution Agreement dated February 24, 1997 between Funds Distributor, Inc. and the Registrant on behalf of each Series of The Brinson Funds is incorporated by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement No. 33-47287, as Exhibit No. (6)(f) to Item 24 as electronically filed on June 30, 1997.

          (7)  Not Applicable.

          (8)  (a)  This agreement was replaced by Item 24(b)(8)(d):
                    Amendment to the Custodian Agreement between the Registrant and Bankers Trust Company to the Agreement dated June 18, 1992 is incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement No. 33-47287 as electronically filed on May 31, 1995 as Exhibit
                    (8)(a) to Item 24.

               (b)  This agreement was replaced by Item 24(b)(8)(d):
                    Custodian Agreement between the Registrant and Bankers Trust Company is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement No. 33-47287, Exhibit No. (8)(a) as electronically filed on July 21, 1994.

               (c)  This agreement was replaced by Item 24(b)(8)(d):
                    Amendments to the Custodian Agreement between the Registrant and Bankers Trust Company is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement No. 33-47287, Exhibit No. (8)(b) as electronically filed on July 21, 1994.

               (d) Multiple Services Agreement dated May 9, 1997 between Morgan Stanley Trust Company and the Registrant on behalf of each Series of The Brinson Funds is filed electronically herewith.

         (9) The agreements in this Item 24(b)(9) were all replaced by Item 24(b)(8)(d) above.

            (a)(i) Shareholder Services Agreement between Fund/Plan Services, Inc. and the

                         Registrant dated November 20, 1995 is incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement No. 33-47287, as Exhibit No. (9)(a) to Item 24 as electronically filed on February 15, 1996.

               (a)(ii) Amendment to the Shareholder Services Agreement between Fund/Plan Services, Inc. and the Registrant dated August 21, 1995 is incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement No. 33-47287, as Exhibit No.
                         (9)(a) to Item 24 as electronically filed on February 15, 1996.

               (a)(iii) Shareholder Services Agreement between Fund/Plan Services, Inc. and the Registrant dated April 25, 1995 is incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-47287, Exhibit No. (9)(a) to Item 24 as filed on September 20, 1995.

               (a)(iv) Shareholder Services Agreement between the Registrant and Fund/Plan Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement No. 33-47287, Exhibit No. (9)(a) as filed on July 21, 1994.

               (b)(i) Administration Agreement between Fund/Plan Services, Inc. and the Registrant dated November 20, 1995 is incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement No. 33-47287, as Exhibit No. (9)(b) to Item 24 as electronically filed on February 15, 1996.

               (b)(ii) Amendment to the Administrative Services Agreement between Fund/Plan Services, Inc. and the Registrant dated August 21, 1995 is incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement No. 33-47287, as Exhibit No. (9)(b) to Item 24 as electronically filed on February 15, 1996.

               (b)(iii) Administrative Services Agreement between Fund/Plan Services, Inc. and the Registrant dated April 25, 1995 is incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-47287, Exhibit No. (9)(b) to Item 24 as filed on September 20, 1995.

               (b)(iv) Administrative Services Agreement between the Registrant and Fund/Plan Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement No. 33-47287, Exhibit No. (9)(b) as filed on July 21, 1994.

               (c)(i) Accounting Services Agreement between Fund/Plan Services, Inc. and the Registrant dated November 20, 1995 is incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement No. 33-47287, as Exhibit No. (9)(c) to Item 24 as electronically filed on February 15, 1996.

               (c)(ii) Amendment to the Accounting Services Agreement between Fund/Plan Services, Inc. and the Registrant dated August 21, 1995 is incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement No. 33-47287, as Exhibit No.
                         (9)(c) to Item 24 as electronically filed on February 15, 1996.

               (c)(iii) Accounting Services Agreement between Fund/Plan Services, Inc. and the Registrant dated April 25, 1995 is incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-47287, Exhibit No. (9)(c) to Item 24 as filed on September 20, 1995.

               (c)(iv) Accounting Services Agreement between the Registrant and Fund/Plan Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement No. 33-47287, Exhibit No. (9)(c) as filed on July 21, 1994.

               (c)(v) Amendment to Accounting Services Agreement between the Registrant and Fund/Plan Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement No. 33-47287, Exhibit No. (9)(d) as filed on July 21, 1994.




          (10) Opinion and Consent of Counsel.

               (a) Incorporated herein by reference to Registrant's Notice pursuant to Rule 24f-2 filed with the U.S. Securities and Exchange Commission on August 29, 1997.

          (11) Other Opinions and Consents.

               (a) Consent of Ernst & Young LLP, independent auditors to the Trust. Filed herewith electronically as Exhibit (11)(a).

          (12) Not Applicable.

          (13) Letter of Understanding relating to initial capital is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement No. 33-47287, Exhibit No.
               (13) as electronically filed on July 9, 1992.

          (14) Not Applicable.

          (15) (a)  This plan was replaced by plan in Item 24(b)(15)(b) below:
                    Distribution Plan relating to the SwissKey Fund Class Shares on behalf of each Series of The Brinson Funds dated November 20, 1995 is incorporated herein by reference to Post Effective Amendment No. 16 to Registrant's Registration Statement No. 33-47287, as Exhibit No. (15)(a) as electronically filed on February 15, 1996.

          (15) (b)  This plan was replaced by plan in Item 24(b)(15)(b) below:
                    Amended Distribution Plan relating to the SwissKey Fund Class Shares on behalf of each of the Series of The Brinson Funds is electronically filed herewith.

          (15) (c)  This plan was replaced by Item 24(b)(15)(b) above:
                    Distribution Plan relating to the SwissKey Fund Class Shares on behalf of each Series of The Brinson Funds dated July 31, 1995 is incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-47287, Exhibit No. (15) as electronically filed September 20, 1995.

          (15) (d) Form of Distribution Plan relating to the Brinson Fund-Class N Shares on behalf of each series of The Brinson Funds is incorporated by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement No. 33-47287, as
                    Exhibit 15(c) to Item 24 as electronically filed on June 30, 1997.

          (16) (a) Schedule for Computation of Performance Quotations on behalf of Brinson Global Fund, Brinson Global Equity Fund, Brinson Global Bond Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund and Brinson Non-U.S. Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-47287, Exhibit No. (16) as filed on September 20, 1995.

          (16) (b) Schedule for Computation of Performance Quotations on behalf of the U.S. Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement No. 33-47287, Exhibit No. (16) as electronically filed on February 12, 1996.

          (17) Not Applicable.

          (18) (a)  This plan was replaced by plan in Item 24(b)(18)(b) below:
                    Form of Multiple Class Plan relating to the Brinson Fund-Class I Shares and Swiss Key Fund Class Shares on behalf of each Series of The Brinson Funds as presented to the Board of Trustees is incorporated herein by reference to Post-Effective No. 12/13 to Registrant's Registration Statement No. 33-47287 as Exhibit 18(a) as filed on May 31, 1995.

          (18) (b) Revised Multiple Class Plan Pursuant to Rule 18f-3 on behalf of each Series of The Brinson Funds is incorporated by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement No. 33-47287 as Exhibit 18(b) to Item 24 as electronically filed herewith.

               Statement No. 33-47287.

          (19) Powers of Attorney are incorporated herein by reference to Post-Effective Amendment No. 11/12 to Registrants' Registration Statement No. 33-47287, Exhibit No. (18) as filed on March 17, 1995.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
          --------------------------------------------------------------

          None.
          -----


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.
          --------------------------------

                                               NUMBER OF RECORD HOLDERS
          TITLE OF CLASS                          AS OF June 30, 1997
          --------------                       ------------------------
          Shares of Beneficial Interest
          par value $0.001 of:                            1582



               BRINSON FUND--CLASS I OF THE BRINSON FUNDS
               ------------------------------------------

               Brinson Global Fund                       471
               Brinson Global Equity Fund                136
               Brinson Global Bond Fund                   36
               Brinson U.S. Balanced Fund                 37
               Brinson U.S. Equity Fund                  219
               Brinson U.S. Bond Fund                     24
               Brinson Non-U.S. Equity Fund              132

               SWISSKEY FUND CLASS OF THE BRINSON FUNDS
               ----------------------------------------

               SwissKey Global Fund                       79
               SwissKey Global Equity Fund               358
               SwissKey Global Bond Fund                  26
               SwissKey U.S. Balanced Fund                 8
               SwissKey U.S. Equity Fund                  26
               SwissKey U.S. Bond Fund                    24
               SwissKey Non-U.S. Equity Fund               6

               BRINSON FUND--CLASS N OF THE BRINSON FUNDS
               ------------------------------------------

               Brinson Global Fund                         1
               Brinson Global Equity Fund                  1
               Brinson Global Bond Fund                    1
               Brinson U.S. Equity Fund                    1
               Brinson U.S. Balanced Fund                  1
               Brinson U.S. Bond Fund                      1
               Brinson Non-U.S. Equity Fund                1


ITEM 27.  INDEMNIFICATION.
          ----------------

          Article VII, Sections 2 and 3 of Registrant's Agreement and Declaration of Trust provide:

          Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the Bylaws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

          Section 3. Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers hereunder shall be binding upon everyone interested in or dealing with the Trust. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

          Section 4. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses, reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify him or her against such liability under the provisions of this Article.

          Indemnification of Registrant's custodian, transfer agent, accounting services provider, administrator and distributor against certain stated liabilities is provided for the following documents until May 9, 1997:

               (a) Section 12 of Accounting Services Agreement, between the Registrant and Fund/Plan Services, Inc., incorporated herein by reference to Post Effective No. 16 to Registrant's Registration Statement No. 33-47287, Exhibit 9(c) as filed on February 15, 1996

               (b) Section 8 of Administration Agreement between the Registrant and Fund/Plan Services, Inc., incorporated herein by reference to Post Effective No. 16 to Registrant's Registration Statement No. 33-47287, Exhibit 9(b) as filed on February 15, 1996

               (c) Section 14 of Custodian Agreement between the Registrant and Bankers Trust Company, incorporated herein by reference to Post Effective No. 13 to Registrant's Registration No. 33-47287, Exhibit Nos. 8(a) and 8(b) as filed on September 20, 1995

               (d) Section 19 of Shareholder Services Agreement between Registrant and Fund/Plan Services, Inc., incorporated herein by reference to Post Effective No. 16 to Registrant's Registration Statement No. 33-47287, Exhibit 9(a) as filed on February 15, 1996.

               (e) Section 8 of the Underwriting Agreement between Registrant and Fund/Plan Broker Services, Inc. are incorporated herein by reference to Post Effective No. 16 to Registrant's Registration Statement No. 33-47287, Exhibit No. (6) as filed on February 15, 1996.

          Effective May 10, 1997, indemnification of Registrant's custodian, transfer agent, accounting services provider, administrator and distributor against certain stated liabilities is provided for in the following documents:

               (a) Section III of the Multiple Services Agreement between Morgan Stanley Trust Company and the Registrant on behalf of each of the Series of The Brinson Funds incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement No. 33-47287, as filed electronically on June 30, 1997.

               (b) Section 1.10 of the Distribution Agreement between Funds Distributor, Inc. and the Registrant on behalf of each Series of The Brinson Funds incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement No. 33-47287, as filed electronically on June 30, 1997.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF ADVISOR.
          ------------------------------------------

          Brinson Partners, Inc. provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and as of June 30, 1997 had over $131.4 billion in assets under management. It presently acts as investment advisor to nine other investment companies, Brinson Relationship Funds, which includes fifteen investment portfolios (series);

          Enterprise Accumulation Trust - International Growth Portfolio; Enterprise Group of Funds, Inc. - International Growth Portfolio; Fort Dearborn Income Securities, Inc.; The Hirtle Callaghan International Trust; John Hancock Variable Series Trust - International Balanced Portfolio; Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments; AON Funds - International Equity Fund; and The Republic Funds - Republic Equity Fund.

          For information as to any other business, vocation or employment of a substantial nature in which each Trustee or officer of the Registrant's investment advisor is or has been engaged for his own account or in the capacity of Trustee, officer, employee, partner or trustee, reference is made to the Form ADV (File #801-34910) filed by it under the Investment Advisers Act of 1940, as amended.

ITEM 29.  PRINCIPAL UNDERWRITER.
          ----------------------

          (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies.

                        BJB Investment Funds
                        Burridge Funds
                        Fremont Mutual Funds, Inc.
                        Harris Insight Funds Trust
                        HT Insight Funds, Inc. d/b/a Harris Insight Funds The JPM Institutional Funds
                        The JPM Pierpont Funds
                        The JPM Series Trust
                        The JPM Series Trust II
                        LKCM Fund
                        Monetta Fund, Inc.
                        Monetta Trust
                        The Munder Framlington Funds Trust
                        The Munder Funds Trust
                        The Munder Funds, Inc.
                        The PanAgora Institutional Funds
                        RCM Capital Funds, Inc.
                        RCM Equity Funds, Inc.
                        St. Clair Money Market Fund, Inc.
                        The Skyline Funds
                        Waterhouse Investors Cash Management Fund, Inc. WEBS Index Fund, Inc.

          Funds Distributor, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

          (b) The following is a list of the executive officers of Funds Distributor, Inc., none of which hold any positions or offices with the Registrant:

                  President and Chief Executive Officer   -Marie E. Connolly
                  Executive Vice President                -Richard W. Ingram
                  Executive Vice President                -Donald R. Roberson
                  Senior Vice President, General
                    Counsel, Secretary and Clerk          -John E. Pelletier
                  Senior Vice President                   -Michael S. Petrucelli
                  Senior Vice President, Treasurer
                    and Chief Financial Officer           -Joseph F. Tower, III
                  Senior Vice President                   -Paula R. David
                  Senior Vice President                   -Bernard A. Whalen
                  Senior Vice President                   -David A. Wrubel

          (c) Inapplicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.
          ---------------------------------

          All records described in Section 31(a) of the Investment Company Act of 1940, as amended and Rules 17 CFR 270.31a-1 to 31a-31 promulgated thereunder, are maintained by the Trust's Investment Advisor, Brinson Partners, Inc., 209 South LaSalle Street, Chicago, IL 60604-1295, except for those maintained by the Fund's Custodian, Morgan Stanley Trust Company ("MSTC"), One Pierrepont Plaza, Brooklyn, New York 11201, which provides general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Trust, including the coordination and monitoring of any third party service providers.

ITEM 31.  MANAGEMENT SERVICES.
          --------------------

          There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32.  UNDERTAKINGS.
          -------------

          (a)  Inapplicable.




          (b) The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

          (c) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940, as amended, relating to shareholder communications.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 19 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts, on the 25th day of September, 1997.

                       THE BRINSON FUNDS

                       By: E. Thomas McFarlan*
                           President



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


E. THOMAS MCFARLAN*

E. Thomas McFarlan       September 25, 1997
President

WALTER E. AUCH*

Walter E. Auch           September 25, 1997
Trustee

EDWARD M. ROOB*

Edward M. Roob           September 25, 1997
Trustee

FRANK K. REILLY*

Frank K. Reilly          September 25, 1997
Trustee

CAROLYN M. BURKE*
Carolyn M. Burke         September 25, 1997
Treasurer, Principal
Accounting Officer


--------------------------
*By:  /s/ Helen A. Robichaud
      ----------------------
      as Attorney-in-Fact and Agent pursuant to Power of Attorney

                           REGISTRATION NO. 33-47287



                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549



              EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 19 TO THE

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                  ON FORM N-1A
                            AND AMENDMENT NO. 20 TO
                          THE REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                               THE BRINSON FUNDS

                               THE BRINSON FUNDS

                                       &

                         INDEX TO EXHIBITS TO FORM N-1A


Exhibit        Description of                                       Sequentially
Number         Exhibit                                             Numbered Page


(99.B8(d))     Multiple Services Agreement between Morgan Stanley
               Trust Company and Registrant on behalf of each Series of the Trust

(99.B11(a))    Consent of Ernst & Young LLP

(99.B15(b))    Amended Distribution Plan relating to the SwissKey
               Class shares on behalf of each Series of the Trust

(99.B18(b))    Revised Multiple Class Plan Pursuant to Rule 18f-3
               on behalf of each Series of the Trust

(99.B27) Financial Data Schedules on behalf of each Series of the Trust